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Janus|Aspen Series

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2000 SEMIANNUAL REPORT

     Janus Aspen Growth Portfolio

     Janus Aspen Aggressive Growth Portfolio

     Janus Aspen Capital Appreciation Portfolio

     Janus Aspen Balanced Portfolio

     Janus Aspen Equity Income Portfolio

     Janus Aspen Growth and Income Portfolio

     Janus Aspen Strategic Value Portfolio

     Janus Aspen International Growth Portfolio

     Janus Aspen Worldwide Growth Portfolio

     Janus Aspen Global Life Sciences Portfolio

     Janus Aspen Global Technology Portfolio

     Janus Aspen Flexible Income Portfolio

     Janus Aspen High-Yield Portfolio

     Janus Aspen Money Market Portfolio

[LOGO] JANUS

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

Table|of Contents

JANUS ASPEN SERIES

Portfolio Managers' Commentaries and Schedules of Investments

   Growth Portfolio .......................................................    1

   Aggressive Growth Portfolio ............................................    5

   Capital Appreciation Portfolio .........................................    8

   Balanced Portfolio .....................................................   11

   Equity Income Portfolio ................................................   17

   Growth and Income Portfolio ............................................   21

   Strategic Value Portfolio ..............................................   25

   International Growth Portfolio .........................................   28

   Worldwide Growth Portfolio .............................................   33

   Global Life Sciences Portfolio .........................................   38

   Global Technology Portfolio ............................................   41

   Flexible Income Portfolio ..............................................   46

   High-Yield Portfolio ...................................................   51

   Money Market Portfolio .................................................   54

Statements of Operations ..................................................   56

Statements of Assets & Liabilities ........................................   58

Statements of Changes in Net Assets .......................................   60

Financial Highlights ......................................................   64

Notes to Schedules of Investments .........................................   78

Notes to Financial Statements .............................................   79

Explanations of Charts, Tables
   and Financial Statements ...............................................   84

                                                                    [LOGO] Janus

                                                    Janus|Aspen Growth Portfolio

[PHOTO]
Blaine Rollins
portfolio manager

For the six-month period ended June 30, 2000, Janus Aspen Growth Portfolio returned 1.72% for its Institutional Shares, 1.52% for its Retirement Shares and 1.61% for its Service Shares. By comparison, the Portfolio's benchmark, the S&P 500 Index, declined (0.43%).(1)

Our success over this period occurred in the face of a tremendous amount of volatility in U.S. equity markets. This was caused by uncertainty over how strong the economy would remain and whether or not rate hikes by the Federal Reserve could actually moderate economic growth. After three rate increases in the first six months of the year, including a half-point boost in mid-May, some signs of mellowing sprouted in early June, aided by rising oil prices. By its late-June meeting, the Fed decided further tightening wasn't necessary. Nonetheless, policymakers' continued wariness over low unemployment suggests future rate hikes may be in store.

In this unpredictable market, it's tough to pinpoint clear winners, but the stocks that have been extremely strong are those that continue to see solid underlying demand for their products and services. Three of our semiconductor holdings - Linear Technology, Maxim Integrated Products and Texas Instruments - illustrate this. These companies have graduated to our top 15 holdings as a result of huge demand for their chips. Practical applications for their chips include wireless products, networking products and mobile computing devices such as laptops and handhelds.

Efficiently run businesses also breed success, as we've seen in Viacom. After it finalizes its merger with CBS in early May, we're expecting to see some real cost and revenue synergies emerge. Advertising gains at MTV remain impressive, and CBS Television Network has had some great ratings improvements, which also has led to high advertising gains. We're anticipating much more cash flow from the combined company and remain excited about its long-term future.

Our long-term position in Bank of New York also posted solid gains during the period. The bulk of the company's revenues are found in the security processing business, which has remained extremely strong, while its global credit exposure is far smaller than most other banks. Because of allegations about laundering money for Russian interests, the stock price temporarily dropped during the period, so we increased our position and have since been rewarded by a significant price appreciation. We've held this stock for eight years, so it was easy to stick to our story and profit from our conviction.

Stories can change, as well, and we certainly aren't adverse to reacting when that happens. After some of our pharmaceutical holdings made a decent move in the market's turn to safety during the period, we reduced our exposure. Uncertain data points out of Washington led us to believe drug pricing may come under pressure, so we thought it best to move to the sidelines and wait for the next opportunity.

It may be a while before we see strong opportunities in cruise line companies like Royal Caribbean Cruises and Carnival, which have been very disappointing in 2000. In that industry, capacity additions have led to lower per-person revenue expectations, and, in turn, the stocks have dropped dramatically. Also dragging on the Portfolio's performance was McDonald's, which was hurt by slow product introductions and by the strong dollar in its international business.

Over the next six months, we're expecting market volatility to continue as uncertainty over the pace of economic growth lingers. Although we're seeing data that says the economy is slowing down, it needs to translate into lower inflationary pressures.

While the economy sorts itself out, we're focusing on uncovering companies that are finding ways to grow their earnings faster than their peers and the rest of the market. There are a lot of opportunities to invest in dynamic companies in many different industries - not just technology. And once we find those companies, it comes down to having conviction in the names you own - not just owning the winners, but also having the patience to buy names cheaper and take profits in companies where the fundamentals appear to be slowing.

By knowing our companies inside and out, and standing by them through volatile times, we believe we can eliminate surprises and increase our potential for delivering positive long-term results.

Thank you for your continued investment in Janus Aspen Growth Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             89.7%                 89.4%
   Foreign                                            9.3%                  9.5%
   Europe                                             6.2%                  6.0%
Top 10 Equities                                      34.9%                 33.0%
Number of Stocks                                        90                    75
Cash, Cash Equivalents
   & Fixed-Income Securities                         10.3%                 10.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

                                           Janus Aspen Series / June 30, 2000  1

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
   1 Year                                                                 25.54%
   5 Year                                                                 26.98%
   From Inception                                                         22.63%
--------------------------------------------------------------------------------
S&P 500 Index
   1 Year                                                                  7.24%
   5 Year                                                                 23.80%
   From Inception Date of Institutional Shares                            20.85%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                 24.97%
   5 Year                                                                 26.37%
   From Portfolio Inception                                               21.87%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 24.84%
   5 Year                                                                 26.62%
   From Portfolio Inception                                               22.24%
--------------------------------------------------------------------------------
Returns shown for Retirement and Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement and Service Shares.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waived a portion of the Portfolio's expenses during certain periods. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 89.6%
Aerospace and Defense - 0.4%
     663,530  Lockheed Martin Corp. ..........................   $    16,463,838

Beverages - Non-Alcoholic - 0.3%
     660,735  Coca-Cola Enterprises, Inc. ....................        10,778,240

Broadcast Services and Programming - 3.0%
   2,822,280  AT&T Corp./Liberty Media Group - Class A* ......        68,440,290
     728,360  Clear Channel Communications, Inc.* ............        54,627,000

                                                                     123,067,290

Cable Television - 5.2%
     256,190  Adelphia Communications Corp. - Class A* .......        12,008,906
     392,280  Charter Communications, Inc. - Class A* ........         6,448,103
   4,339,430  Comcast Corp. - Special Class A* ...............       175,746,915
   4,885,741  Telewest Communications PLC*,** ................        17,068,816

                                                                     211,272,740

Casino Hotels - 0.4%
   1,285,680  Park Place Entertainment Corp.* ................        15,669,225

Cellular Telecommunications - 2.8%
     810,000  Nextel Communications, Inc. - Class A* .........        49,561,875
       1,204  NTT DoCoMo, Inc.** .............................        32,660,027
     228,395  Sprint Corp./PCS Group* ........................        13,589,503
     123,983  VoiceStream Wireless Corp.* ....................        14,418,835
     109,283  Winstar Communications, Inc.* ..................         3,701,962

                                                                     113,932,202

Circuits - 5.9%
     100,185  Integrated Device Technology, Inc.* ............   $     5,998,577
   1,912,800  Linear Technology Corp. ........................       122,299,650
   1,683,400  Maxim Integrated Products, Inc.* ...............       114,365,988

                                                                     242,664,215

Commercial Banks - 0.2%
      18,395  M&T Bank Corp. .................................         8,277,750

Commercial Services - 0.6%
     583,032  Paychex, Inc. ..................................        24,487,344

Computer Data Security - 1.9%
     447,158  VeriSign, Inc.* ................................        78,923,387

Computers - Memory Devices - 2.4%
   1,103,625  EMC Corp.* .....................................        84,910,148
     108,057  VERITAS Software Corp.* ........................        12,212,129

                                                                      97,122,277

Computers - Micro - 2.5%
     350,540  Apple Computer, Inc.* ..........................        18,359,532
     911,435  Sun Microsystems, Inc.* ........................        82,883,620

                                                                     101,243,152

Cosmetics and Toiletries - 0.9%
     600,175  Colgate-Palmolive Co. ..........................        35,935,478

Cruise Lines - 0.6%
     467,315  Carnival Corp. .................................         9,112,642
     746,830  Royal Caribbean Cruises, Ltd. ..................        13,816,355

                                                                      22,928,997

See Notes to Schedules of Investments.

2  Janus Aspen Series / June 30, 2000

                                                    Janus|Aspen Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Data Processing and Management - 0.6%
     448,070  Automatic Data Processing, Inc. ................   $    23,999,749

Distribution and Wholesale - 0.8%
     936,835  Costco Wholesale Corp.* ........................        30,915,555

Diversified Financial Services - 0.2%
     189,705  Household International, Inc. ..................         7,884,614

Diversified Operations - 2.8%
   2,147,095  General Electric Co. ...........................       113,796,035

E-Commerce - 0.3%
     194,165  eBay, Inc.* ....................................        10,545,587

Electronic Components - 0.9%
      99,000  Murata Manufacturing Company, Ltd.** ...........        14,241,574
     683,000  NEC Corp.** ....................................        21,496,764

                                                                      35,738,338

Electronic Components - Semiconductors - 3.6%
      82,490  Advanced Micro Devices, Inc.* ..................         6,372,353
     311,110  Conexant Systems, Inc.* ........................        15,127,724
      53,160  PMC-Sierra, Inc.* ..............................         9,445,868
   1,722,210  Texas Instruments, Inc. ........................       118,294,299

                                                                     149,240,244

Enterprise Software and Services - 1.5%
     724,435  BEA Systems, Inc.* .............................        35,814,255
     250,903  i2 Technologies, Inc.* .........................        26,160,558

                                                                      61,974,813

Fiber Optics - 0.7%
      61,335  E-Tek Dynamics, Inc.* ..........................        16,180,940
      37,860  SDL, Inc.* .....................................        10,797,199

                                                                      26,978,139

Finance - Credit Card - 1.9%
   1,511,340  American Express Co. ...........................        78,778,598

Finance - Investment Bankers/Brokers - 4.9%
   3,329,351  Charles Schwab Corp. ...........................       111,949,427
     755,750  Merrill Lynch & Company, Inc. ..................        86,911,250

                                                                     198,860,677

Identification Systems and Devices - 1.0%
     782,667  Symbol Technologies, Inc. ......................        42,264,018

Instruments - Scientific - 0.9%
   1,065,570  Dionex Corp.* ..................................        28,503,998
     154,780  PE Corp./PE Biosystems Group ...................        10,196,133

                                                                      38,700,131

Internet Content - 0.2%
      67,900  Softbank Corp.** ...............................         9,241,456

Internet Software - 2.3%
     374,015  America Online, Inc.* ..........................        19,729,291
     649,030  Exodus Communications, Inc.* ...................        29,895,944
     157,620  Inktomi Corp.* .................................        18,638,565
     255,195  TIBCO Software, Inc.* ..........................        27,365,676

                                                                      95,629,476

Leisure and Recreation Products - 0.6%
   2,838,283  EMI Group PLC** ................................        25,781,260

Life and Health Insurance - 2.3%
     606,395  John Hancock Financial Services, Inc.* .........        14,363,982
   3,051,293  Prudential PLC** ...............................        44,715,332
   1,042,260  StanCorp Financial Group, Inc. .................        33,482,603

                                                                      92,561,917

Medical - Biomedical and Genetic - 0.8%
     189,205  Genentech, Inc.* ...............................   $    32,543,260

Medical Instruments - 0.2%
     175,190  Medtronic, Inc. ................................         8,726,652

Money Center Banks - 2.8%
   2,286,415  Bank of New York Company, Inc. .................       106,318,297
     219,997  Chase Manhattan Corp. ..........................        10,133,612

                                                                     116,451,909

Multimedia - 10.2%
   3,899,011  Time Warner, Inc. ..............................       296,324,836
   1,796,870  Viacom, Inc. - Class B* ........................       122,524,073

                                                                     418,848,909

Networking Products - 3.4%
      96,915  3Com Corp.* ....................................         5,584,727
   2,137,238  Cisco Systems, Inc.* ...........................       135,848,190

                                                                     141,432,917

Oil Companies - Integrated - 0.1%
      99,005  Coastal Corp. ..................................         6,026,929

Optical Supplies - 0.5%
     276,445  Allergan, Inc. .................................        20,595,153

Pipelines - 3.3%
     297,555  El Paso Energy Corp. ...........................        15,156,708
   1,846,720  Enron Corp. ....................................       119,113,440

                                                                     134,270,148

Publishing - Newspapers - 0.2%
     256,330  New York Times Co. - Class A ...................        10,125,035

Radio - 1.2%
      66,850  Hispanic Broadcasting Corp.* ...................         2,214,406
   1,270,825  Infinity Broadcasting Corp. - Class A* .........        46,305,686

                                                                      48,520,092

Retail - Apparel and Shoe - 0.2%
     292,945  Gap, Inc. ......................................         9,154,531

Retail - Building Products - 0.9%
     709,000  Home Depot, Inc. ...............................        35,405,688

Retail - Office Supplies - 0.6%
   1,548,905  Staples, Inc.* .................................        23,814,414

Retail - Restaurants - 2.5%
   3,138,125  McDonald's Corp. ...............................       103,361,992

Savings/Loan/Thrifts - 0.3%
     496,375  Washington Mutual, Inc. ........................        14,332,828

Super-Regional Banks - 0.4%
     274,150  Northern Trust Corp. ...........................        17,836,884

Telecommunication Equipment - 3.0%
     296,197  Nokia Oyj** ....................................        15,176,122
   1,941,872  Nokia Oyj (ADR)** ..............................        96,972,233
     185,605  Nortel Networks Corp. - New York Shares ........        12,667,541

                                                                     124,815,896

Telecommunication Services - 2.7%
   1,326,218  Cox Communications, Inc. - Class A* ............        60,425,808
     328,670  Level 3 Communications, Inc.* ..................        28,922,960
     372,447  NTL, Inc.* .....................................        22,300,264

                                                                     111,649,032

Telephone - Integrated - 2.3%
   2,609,617  Telefonica S.A.*,** ............................        56,284,878
     626,020  Telefonos de Mexico S.A. (ADR) .................        35,761,393

                                                                      92,046,271

See Notes to Schedules of Investments.

                                           Janus Aspen Series / June 30, 2000  3

Janus|Aspen Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Television - 1.0%
     410,385  Univision Communications, Inc. - Class A* ......   $    42,474,848

Wireless Equipment - 0.4%
      81,135  Aether Systems, Inc.* ..........................        16,632,675
--------------------------------------------------------------------------------
Total Common Stock (cost $2,856,535,693) .....................     3,674,722,805
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Broadcast Services and Programming - 0.1%
$  1,475,000  AT&T Corp./Liberty Media Group, 4.00%
                 convertible mortgage backed bonds
                 due 11/15/29 ................................         2,124,000

Telecommunication Services - 0.6%
  13,707,000  Cox Communications, Inc., 3.00%
                 convertible subordinated debentures
                 due 3/14/30 .................................        14,306,681

  14,000,000  NTL, Inc., 5.75%
                 convertible subordinated notes
                 due 12/15/09+ ...............................        10,990,000

                                                                      25,296,681
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $29,800,906) .....................        27,420,681
--------------------------------------------------------------------------------
Preferred Stock - 0.1%
Cellular Telecommunications - 0.1%
              Winstar Communications, Inc:
      22,140     Series D, convertible, 7.00% ................         1,245,375
       2,005     Series F, convertible, 7.25% ................         1,969,913
--------------------------------------------------------------------------------
Total Preferred Stock (cost $3,858,792) ......................         3,215,288
--------------------------------------------------------------------------------
Repurchase Agreement - 1.4%
$ 60,000,000  Morgan Stanley Dean Witter & Co., 6.80%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $60,034,000 collateralized
                 by $68,461,553 in Fannie Mae, 0.65%-
                 10.25%, 1/1/06-6/1/30; $82,884,520 in
                 Freddie Mac, 0%-8.40%, 7/15/10-12/1/29;
                 with respective values of $22,579,571
                 and $38,643,644 (cost $60,000,000) ..........        60,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 2.9%
               CIT Holdings Group, Inc.
 120,000,000     6.84%, 7/3/00
                 (amortized cost $119,954,400) ...............       119,954,400
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.0%
              Federal Home Loan Bank System:
  50,000,000     5.78%, 7/19/00 ..............................        49,855,500
  50,000,000     5.84%, 8/2/00 ...............................        49,740,444
  50,000,000     6.36%, 8/18/00 ..............................        49,576,000
  50,000,000     5.86%, 8/31/00 ..............................        49,465,500
  50,000,000     6.41%, 9/11/00 ..............................        49,370,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $248,034,472) ...........       248,007,944
--------------------------------------------------------------------------------
Total Investments (total cost $3,318,184,263) - 100.7% .......     4,133,321,118
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.7%)     (30,400,824)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $4,102,920,294
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Canada                                        0.3%               $    12,667,541
Finland                                       2.7%                   112,148,355
Japan                                         1.9%                    77,639,821
Mexico                                        0.9%                    35,761,393
Spain                                         1.4%                    56,284,878
United Kingdom                                2.1%                    87,565,408
United States++                              90.7%                 3,751,253,722
--------------------------------------------------------------------------------
Total                                       100.0%               $ 4,133,321,118

++   Includes Short-Term Securities (80.4% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2000

CURRENCY SOLD AND                    CURRENCY           CURRENCY      UNREALIZED
SETTLEMENT DATE                    UNITS SOLD    VALUE IN $ U.S.     GAIN/(LOSS)
--------------------------------------------------------------------------------
British Pound 9/8/00                8,900,000     $   13,520,880   $     185,743
British Pound 1/26/01               7,100,000         10,818,980          47,570
Euro 1/26/01                       40,000,000         38,644,000         103,800
Japanese Yen 9/1/00               200,000,000          1,909,840        (20,925)
Japanese Yen 9/8/00             3,520,000,000         33,654,871         383,030
Japanese Yen 9/14/00            2,890,000,000         27,660,823       (198,009)
Japanese Yen 10/5/00              450,000,000          4,323,398          46,297
--------------------------------------------------------------------------------
Total                                             $  130,532,792   $     547,506

See Notes to Schedules of Investments.

4  Janus Aspen Series / June 30, 2000

                                         Janus|Aspen Aggressive Growth Portfolio

[PHOTO]
Jim Goff
portfolio manager

For the six months ended June 30, 2000, Janus Aspen Aggressive Growth Portfolio returned 1.57% for its Institutional Shares, 1.27% for its Retirement Shares and 1.79% for its Service Shares, underperforming the 9.06% gain posted by our benchmark, the S&P MidCap 400 Index.(1)

During the early months of 2000, investors continued to reward a select core of fast-growing companies in some of the market's most dynamic segments. By April, however, the tide had turned. Intense volatility reared its ugly head as markets grappled with an uncertain interest rate environment and profit-taking in several high-profile areas, most notably technology and telecommunications. The irony of it all is that we experienced an exceptional earnings season. Still, many of our stocks dropped dramatically, albeit indiscriminately. Although a number of them deserved better, we were not alone. In fact, from the March high to the May low, the technology-focused Nasdaq Composite Index corrected by some 38%.

Even so, my confidence remains intact. Now that the six short-term interest rates hikes initiated by the Federal Reserve have begun to produce signs of a slowing economy, it's possible that the tightening cycle may be nearing its completion. This would be a positive development for the high-growth companies we favor as interest rates are important to valuing future cash flows.

That said, we approached this challenging period as we always do, focusing on individual companies capable of performing well regardless of the market's overall tone. One example was optical-equipment manufacturer SDL, our largest position. Demand for the company's more than 200 products has been so strong that first-quarter 2000 earnings outpaced comparable 1999 earnings by 175%, easily surpassing analyst estimates. Powerful industry growth and market share gains should continue to fuel impressive growth for some time to come.

In the services arena, payroll-processing and tax-preparation company Paychex continued to execute on its business model, which focuses on serving small businesses. Consistency is a hallmark of this company, with annual revenue and earnings growth over the past 10 years of 20% and 31%, respectively. Paychex's client list currently numbers more than 300,000 nationwide, and its move into new services, such as 401(k) plan management and benefits administration, should position the company for continued success.

Biotech is another area that performed nicely, having bounced back from the mid-period sell-off. Our holdings in Sepracor, a biotech company that develops improved versions of widely prescribed drugs, advanced following the successful completion of Phase II trials for (S)-oxybutynin, a treatment for urge urinary incontinence. This condition represents a large and growing market that has traditionally been underserved by the pharmaceutical industry but represents a compelling opportunity for Sepracor.

As you might expect, a period as volatile as this is bound to produce some disappointments. Radio station operator AMFM slipped on concerns that the Fed's efforts to cool the economy would result in reduced advertising expenditures. Furthermore, questions surrounding the sustainability of recent increases in dot-com ad spending pressured the entire media industry, impacting AMFM. Nonetheless, we have maintained our position given the company's 48% rise in first-quarter earnings, as well as its market power and diverse group of premier assets. Cellular service providers VoiceStream and Western Wireless also fell victim to the tech sell-off, despite both companies reporting outstanding growth during the period. With worldwide cellular penetration rates growing by more than 50% in 1999 and further increases expected as wireless data gains momentum, we are undeterred by this near-term setback.

The key to surviving through and prospering beyond sharp market declines is to own the tennis balls and avoid the eggs. Ultimately, investors should be attracted to companies with rapid earnings growth and superior profitability regardless of the labels assigned to them by the investment community and the popular media. Therefore, we remain steadfast in our strategy of investing across the entire market, emphasizing those companies capable of providing 20%-plus earnings growth over a three- to five-year period. And no matter which direction the market turns in the short term, we will continue to meet face to face with the people running our companies, always leveraging the firsthand information that allows us to invest with confidence.

As always, thank you for your investment and confidence in Janus Aggressive Growth Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             96.2%                 97.8%
   Foreign                                            3.1%                  3.9%
Top 10 Equities                                      37.8%                 31.9%
Number of Stocks                                        67                    70
Cash & Cash Equivalents                               3.8%                  2.2%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

                                           Janus Aspen Series / June 30, 2000  5

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
   1 Year                                                                 75.12%
   5 Year                                                                 34.93%
   From Inception                                                         31.85%
--------------------------------------------------------------------------------
S&P MidCap 400 Index
   1 Year                                                                 17.07%
   5 Year                                                                 21.20%
   From Inception Date of Institutional Shares                            16.65%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                 74.18%
   5 Year                                                                 34.12%
   From Portfolio Inception                                               30.98%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 74.10%
   5 Year                                                                 34.61%
   From Portfolio Inception                                               31.50%
--------------------------------------------------------------------------------
Returns shown for Retirement and Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement and Service Shares.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waived a portion of the Portfolio's expenses during certain periods. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                        MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 96.2%
Advertising Sales - 1.2%
   1,445,640  Lamar Advertising Co.* .........................   $    62,614,283

Advertising Services - 1.9%
   1,330,165  TMP Worldwide, Inc.* ...........................        98,182,804

Applications Software - 0%
      68,400  TenFold Corp.* .................................         1,124,325

Cellular Telecommunications - 7.9%
   3,685,055  Crown Castle International Corp.* ..............       134,504,508
      90,415  Millicom International Cellular S.A.* ..........         3,164,525
     863,065  Powertel, Inc.* ................................        61,223,673
     870,105  VoiceStream Wireless Corp.* ....................       101,190,492
   1,858,890  Western Wireless Corp. - Class A* ..............       101,309,505

                                                                     401,392,703

Circuit Boards - 0.4%
   1,169,200  Viasystems Group, Inc.* ........................        18,926,425

Circuits - 2.5%
   1,749,265  Vitesse Semiconductor Corp.* ...................       128,680,307

Commercial Services - 5.0%
   5,994,190  Paychex, Inc. ..................................       251,755,980

Computer Data Security - 4.5%
   1,285,418  VeriSign, Inc.* ................................       226,876,277

Computers - Integrated Systems - 1.7%
     462,855  Brocade Communications Systems, Inc.* ..........        84,926,660

Computers - Memory Devices - 0.1%
      77,335  StorageNetworks, Inc.* .........................   $     6,979,484

Drug Delivery Systems - 1.4%
   1,128,555  Andrx Corp.* ...................................        72,139,352

E-Commerce - 2.6%
     974,560  eBay, Inc.* ....................................        52,930,790
   2,113,960  Priceline.com, Inc.* ...........................        80,297,449

                                                                     133,228,239

Electronic Components - Semiconductors - 6.7%
     842,725  Applied Micro Circuits Corp.* ..................        83,219,094
     271,605  Cree, Inc.* ....................................        36,259,267
   1,070,490  Intersil Holding Corp.* ........................        57,873,366
     691,915  TriQuint Semiconductor, Inc.* ..................        66,207,616
   1,156,930  Xilinx, Inc.* ..................................        95,519,033

                                                                     339,078,376

Fiber Optics - 10.5%
   5,504,385  Metromedia Fiber Network, Inc. - Class A* ......       218,455,280
     711,510  MRV Communications, Inc.* ......................        47,849,048
     902,175  SDL, Inc.* .....................................       257,289,033
      67,075  Sycamore Networks, Inc.* .......................         7,403,403

                                                                     530,996,764

Finance - Investment Bankers/Brokers - 0.1%
     367,550  E*TRADE Group, Inc.* ...........................         6,064,575

Internet Content - 1.0%
   1,269,740  DoubleClick, Inc.* .............................        48,408,837

See Notes to Schedules of Investments.

6  Janus Aspen Series / June 30, 2000

                                         Janus|Aspen Aggressive Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                        MARKET VALUE
--------------------------------------------------------------------------------
Internet Software - 9.9%
   3,836,250  Exodus Communications, Inc.* ...................   $   176,707,266
   1,109,835  Inktomi Corp.* .................................       131,237,989
   1,017,475  Liberate Technologies, Inc.* ...................        29,824,736
   1,114,585  Portal Software, Inc.* .........................        71,194,117
   3,740,260  PSINet, Inc.* ..................................        93,974,032

                                                                     502,938,140

Medical - Biomedical and Genetic - 5.3%
     539,620  CuraGen Corp.* .................................        20,539,286
     547,535  Human Genome Sciences, Inc.* ...................        73,027,481
     204,140  Incyte Genomics, Inc.*,ss.,+ ...................        15,729,146
     552,785  Maxygen, Inc.* .................................        31,379,186
   1,165,705  Millennium Pharmaceuticals, Inc.* ..............       130,413,247

                                                                     271,088,346

Medical - Drugs - 5.6%
   1,504,687  King Pharmaceuticals, Inc.* ....................        66,018,142
     931,260  MedImmune, Inc.* ...............................        68,913,240
   1,241,320  Sepracor, Inc.* ................................       149,734,225

                                                                     284,665,607

Medical Products - 0.8%
     326,165  MiniMed, Inc.* .................................        38,487,470

Music/Clubs - 1.0%
   1,104,647  SFX Entertainment, Inc.* .......................        50,054,317

Oil - Field Services - 0.8%
     178,590  Hanover Compressor Co.* ........................         6,786,420
     896,250  Hanover Compressor Co.*,ss.,+ ..................        31,435,073

                                                                      38,221,493

Radio - 8.0%
   3,548,685  AMFM, Inc.* ....................................       244,859,265
     713,035  Citadel Communications Corp.* ..................        24,911,660
   1,177,995  Cox Radio, Inc. - Class A* .....................        32,983,860
     798,685  Entercom Communications Corp.* .................        38,935,894
   1,781,690  Hispanic Broadcasting Corp.* ...................        59,018,481
     130,865  Radio One, Inc. - Class A* .....................         3,868,697
     158,730  Radio One, Inc. - Class D* .....................         3,501,981

                                                                     408,079,838

Real Estate Investment Trusts - 0.6%
     594,495  Pinnacle Holdings, Inc.* .......................        32,102,730

Resorts and Theme Parks - 1.0%
   2,186,075  Premier Parks, Inc.* ...........................        49,733,206

Schools - 1.3%
   2,441,271  Apollo Group, Inc. - Class A* ..................        68,355,588

Telecommunication Services - 6.7%
   2,218,415  AT&T Canada, Inc.* .............................        73,623,648
   1,518,370  Clearnet Communications, Inc. - Class A* .......        42,158,492
     502,930  Level 3 Communications, Inc.* ..................        44,257,840
   6,040,230  McLeodUSA, Inc. - Class A* .....................       124,957,258
   1,051,322  Microcell Telecommunications, Inc.* ............        37,979,007
     529,355  Net2Phone, Inc.* ...............................        18,891,357

                                                                     341,867,602

Telephone - Integrated - 0.8%
   1,033,290  NEXTLINK Communications, Inc. - Class A* .......        39,200,439

Television - 0.6%
     313,783  Univision Communications, Inc. - Class A* ......        32,476,540

Therapeutics - 3.5%
     862,890  Abgenix, Inc.* .................................       103,425,456
     888,565  Medarex, Inc.* .................................        75,083,742

                                                                     178,509,198

Wireless Equipment - 2.8%
   2,588,865  American Tower Corp.* ..........................   $   107,923,310
     407,185  RF Micro Devices, Inc.* ........................        35,679,586

                                                                     143,602,896
--------------------------------------------------------------------------------
Total Common Stock (cost $3,671,834,259) .....................     4,890,758,801
--------------------------------------------------------------------------------
Repurchase Agreement - 1.9%
$ 95,100,000  Morgan Stanley Dean Witter & Co., 6.75%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $95,153,494 collateralized
                 by $108,511,562 in Fannie Mae, 0.65%-
                 10.25%, 1/1/06-6/1/30; $131,371,965
                 in Freddie Mac, 0%-8.40%, 7/15/10-
                 12/1/29; with respective values of
                 $35,788,620 and $61,250,175
                 (cost $95,100,000) ..........................        95,100,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.4%
              Federal Home Loan Bank System:
  20,000,000     5.94%, 7/21/00 ..............................        19,934,000
  50,000,000     6.36%, 8/18/00 ..............................        49,576,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $69,510,000) ..        69,510,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,836,444,259) - 99.5% ........     5,055,368,801
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liablilities - 0.5%        26,785,273
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $ 5,082,154,074
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Canada                                        3.0%               $   153,761,147
Luxembourg                                    0.1%                     3,164,525
United States++                              96.9%                 4,898,443,129
--------------------------------------------------------------------------------
Total                                       100.0%               $ 5,055,368,801

++   Includes Short-Term Securities (93.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                           Janus Aspen Series / June 30, 2000  7

Janus|Aspen Capital Appreciation Portfolio

[PHOTO]
Scott Schoelzel
portfolio manager

For the six-month period ended June 30, 2000, Janus Aspen Series Capital Appreciation Portfolio lost (4.00%) for its Institutional Shares, (4.17%) for its Retirement Shares and (4.08%) for its Service Shares compared to a (0.44%) decline for the S&P 500 Index.(1) The Portfolio's intraperiod volatility, particularly in March and April, was extreme, to say the least. I know the volatility can be unnerving, and I appreciate your continued confidence and support.

The past six months can be segmented into two distinct periods. The first three months were quite bullish. The markets raced ahead after the transition into the year 2000 went much smoother than many pundits had predicted, as some of the early promise of the Internet continued to resonate throughout the world. Meanwhile, despite the economy's high rate of growth, inflation remained in check as productivity gains more than offset any pressures on wages and basic commodities. Nevertheless, the Federal Reserve turned stingy, and rates firmed.

The next three months couldn't have presented a more stark contrast. Over time, we began to see some seedlings of inflation in the form of higher employment costs and some upward movement in basic commodity prices as the pace of economic growth quickened around the world. All of this contributed to what I (and others) refer to as "the end of the beginning." By this I mean that the long-term prospects for the profound influence some of the new technologies and sciences will have on the way we work, learn and live remain as vibrant as ever. However, the valuations of this first wave of companies are being reexamined as a confluence of factors comes into focus. Higher interest rates, increased competition, and too much capital chasing too few original ideas have led to a precipitous drop in stock prices. This will continue until investors find some equilibrium that reflects the changing macro environment, witness the maturation of the first phase of the development of the so-called "new economy," and realize the tremendous promise that lies ahead for the true, long-term winners. My best guess is that the markets will remain negatively biased until the latter part of this year, and I would encourage you to proceed with more caution as we navigate "the end of the beginning."

Turning to the Portfolio, many of the same stocks that led our performance higher throughout 1999 remain top holdings. Nokia, Cisco Systems, EMC, General Electric and Time Warner all continue to dominate their respective industries, and while their valuations may be stretched by historical standards, I expect that with time and patience these companies will grow into their valuations just as they have in the past. Most important, we continue to monitor the fundamental progress made by each of our holdings. It is this progress that determines when it's time to make a change in the Portfolio.

This year, most of the setbacks we've experienced have been a by-product of letting the Portfolio get a little out of "balance" with regard to the types of opportunities we invested in. I have always espoused a balanced approach to managing the Portfolio, and while a large portion of assets are, and will continue to be, dedicated to technology, science and related areas of the economy, I have also invested heavily in financial services, retailers and the occasional special situation. In retrospect, I may have skewed the Portfolio a little more toward emerging growth opportunities during the period. While we still own meaningful positions in General Electric, Citigroup, and Home Depot, I sold or reduced positions in some of the Portfolio's long-time stalwarts such as Comcast, Wal-Mart and Costco in order to build starter positions in some more aggressive holdings. These include 3Com, eBay and Yahoo! While the financial impact of any one of these decisions has not materially hurt our performance, the resultant skew has made the Portfolio a little more volatile, for now.

Finally, I know the past few months have been a little rough but it's a necessary part of the investment process. There is an old saying in poker that I think is appropriate "In order to run good, you've gotta run bad." I am anxious to see the next hand!

Thank you for your continued confidence and support.

 Portfolio Asset Mix (% of Assets)           June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             63.5%                 79.1%
   Foreign                                            8.6%                  7.4%
   Europe                                             4.5%                  4.8%
Top 10 Equities                                      30.4%                 44.3%
Number of Stocks                                        33                    29
Cash & Cash Equivalents                              36.5%                 20.9%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

8  Janus Aspen Series / June 30, 2000

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
   1 Year                                                                 27.56%
   From Inception                                                         44.55%
--------------------------------------------------------------------------------
S&P 500 Index
   1 Year                                                                  7.24%
   From Portfolio Inception                                               22.46%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                 27.00%
   From Inception                                                         43.88%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 25.74%
   From Portfolio Inception                                               43.90%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Concentrating may lead to greater price volatility. The adviser voluntarily waived a portion of the Portfolio's expenses during certain periods. Without such waiver, the Portfolio's total returns for each class would have been lower. Concentrating may lead to greater price volatility. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 63.5%
Cellular Telecommunications - 4.7%
     575,210  Sprint Corp./PCS Group* ........................   $    34,224,995
     303,400  Vodafone AirTouch PLC (ADR) ....................        12,572,138
     617,582  Winstar Communications, Inc.* ..................        20,920,590

                                                                      67,717,723

Communications Software - 1.4%
     437,950  Research in Motion, Ltd.* ......................        19,817,238

Computer Data Security - 2.5%
     205,150  VeriSign, Inc.* ................................        36,208,975

Computers - Memory Devices - 2.5%
     473,180  EMC Corp.* .....................................        36,405,286

Computers - Micro - 2.5%
     698,400  Apple Computer, Inc.* ..........................        36,578,700

Diversified Financial Services - 4.5%
     496,805  Citigroup, Inc. ................................        29,932,501
     420,065  Morgan Stanley Dean Witter and Co. .............        34,970,411

                                                                      64,902,912

Diversified Operations - 1.8%
     500,955  General Electric Co. ...........................        26,550,615

E-Commerce - 0.9%
     231,050  eBay, Inc.* ....................................        12,548,903

Electronic Components - 0.8%
     175,610  Flextronics International, Ltd.* ...............        12,062,212

Electronic Components - Semiconductors - 2.5%
     532,990  Texas Instruments, Inc. ........................        36,609,751

Fiber Optics - 1.1%
     397,610  Metromedia Fiber Network, Inc. - Class A* ......   $    15,780,147

Finance - Investment Bankers/Brokers - 4.9%
     611,955  Merrill Lynch & Company, Inc. ..................        70,374,825

Internet Content - 2.1%
     306,665  DoubleClick, Inc.* .............................        11,691,603
     151,360  Yahoo!, Inc.* ..................................        18,749,720

                                                                      30,441,323

Internet Software - 5.0%
     667,480  America Online, Inc.* ..........................        35,209,570
     278,535  Inktomi Corp.* .................................        32,936,764
      59,095  Phone.com, Inc.* ...............................         3,848,562

                                                                      71,994,896

Medical - Drugs - 3.7%
     464,770  MedImmune, Inc.* ...............................        34,392,980
     393,260  Pfizer, Inc. ...................................        18,876,480

                                                                      53,269,460

Multimedia - 2.4%
     463,865  Time Warner, Inc. ..............................        35,253,740

Networking Products - 4.2%
     245,050  3Com Corp.* ....................................        14,121,006
     729,908  Cisco Systems, Inc.* ...........................        46,394,777

                                                                      60,515,783

Optical Supplies - 1.5%
     292,055  Allergan, Inc. .................................        21,758,098

Retail - Building Products - 1.2%
     354,450  Home Depot, Inc. ...............................        17,700,347

See Notes to Schedules of Investments.

                                            Janus Aspen Series / June 30, 2000 9

Janus|Aspen Capital Appreciation Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Satellite Telecommunications - 5.9%
     933,310  EchoStar Communications Corp.* .................   $    30,901,311
     627,970  General Motors Corp. - Class H* ................        55,104,368

                                                                      86,005,679

Telecommunication Equipment - 3.6%
   1,042,540  Nokia Oyj (ADR) ................................        52,061,841

Telecommunication Services - 1.2%
     201,270  Level 3 Communications, Inc.* ..................        17,711,760

Telephone - Integrated - 2.6%
     238,420  NEXTLINK Communications, Inc. - Class A* .......         9,045,059
     492,630  Telefonos de Mexico S.A. (ADR) .................        28,141,489

                                                                      37,186,548
--------------------------------------------------------------------------------
Total Common Stock (cost $788,946,362) .......................       919,456,762
--------------------------------------------------------------------------------
Repurchase Agreement - 13.7%
$198,600,000  Morgan Stanley Dean Witter & Co., 6.80%
                 dated 6/30/00, maturing 7/3/00, to
                 be repurchased at $198,712,540
                 collateralized by $226,607,742 in
                 Fannie Mae, 0.65%-10.25%, 1/1/06-
                 6/1/30; $274,347,762 in Freddie Mac,
                 0%-8.40%, 7/15/10-12/1/29; with
                 respective values of $74,738,380 and
                 $127,910,460 (cost $198,600,000) ............       198,600,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.7%
  68,400,000  UBS Financial Corp.
                 7.10%, 7/5/00 (cost $68,346,040) ............        68,346,040
--------------------------------------------------------------------------------
U.S. Government Agencies - 17.8%
              Fannie Mae:
  60,000,000     5.98%, 7/21/00 ..............................        59,802,000
  50,000,000     6.38%, 8/21/00 ..............................        49,545,958
              Federal Home Loan Bank System:
  50,000,000     5.84%, 7/31/00 ..............................        49,755,833
  50,000,000     5.94%, 9/8/00 ...............................        49,381,194
  50,000,000     6.49%, 9/14/00 ..............................        49,327,222
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $257,912,083) ...........       257,812,207
--------------------------------------------------------------------------------
Total Investments (total cost $1,313,804,485) - 99.7% ........     1,444,215,009
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%          3,652,883
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $ 1,447,867,892
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Canada                                        1.4%               $    19,817,238
Finland                                       3.6%                    52,061,841
Mexico                                        1.9%                    28,141,489
Singapore                                     0.8%                    12,062,212
United Kingdom                                0.9%                    12,572,138
United States++                              91.4%                 1,319,560,091
--------------------------------------------------------------------------------
Total                                       100.0%               $ 1,444,215,009

++   Includes Short-Term Securities (55.0% excluding Short-Term Securities)

See Notes to Schedules of Investments.

10  Janus Aspen Series / June 30, 2000

                                                  Janus|Aspen Balanced Portfolio

[PHOTO]
Karen Reidy
portfolio manager

For the six months ended June 30, 2000, Janus Aspen Balanced Portfolio returned 0.71% for its Institutional Shares, 0.50% for its Retirement Shares and 1.75% for its Service Shares. This compares with the S&P 500 Index, which declined (0.44%), and the Lehman Brothers Government/ Corporate Bond Index, which rose 3.99%.(1)

Having assumed the reins of Janus Aspen Balanced Portfolio on January 1, 2000, I wanted to take a few moments to discuss my investment strategy. First and foremost, my approach is totally grounded in Janus' bottom-up, research-intensive discipline, meaning I focus on individual companies and issuers, rather than broader trends in the economy or the markets. On the equity side, I look for businesses with a history of predictable earnings, rising returns on invested capital and declining capital intensity. With regard to fixed-income, I tend to avoid interest rate bets by investing in medium duration bonds. Not unlike my equity approach, I favor issuers whose earnings growth, free cash flow and decreasing debt ratio suggest that they can outperform market expectations.

Given the extreme volatility that rocked the financial markets during the second quarter, we faced numerous challenges. As is often the case, higher interest rates and fears of further rate hikes contributed to the uncertainty. This, in turn, prompted a sell-off in many stocks, particularly within the technology sector. Bond markets also came under pressure, as investors flocked to long-term Treasuries following the launch of the Treasury Department's buyback plan. Because spreads or differences in yields between Treasuries and corporate bonds widened, corporates suffered as a result.

Although these events affected the performance of the Portfolio, they were beyond our control. However, where we hope to consistently add value is by staying focused on the fundamentals - namely uncovering companies whose outstanding management teams are committed to growing their top lines and improving returns on capital. To that end, we took steps to raise our cash position throughout the period in anticipation of compelling opportunities in both the equity and fixed-income markets.

In light of the atypical environment for bonds, we restructured the fixed-income side of the Portfolio to reflect a more even mix of Treasuries and corporate debt. While we missed out on the Treasury rally earlier in the year, we recently increased our exposure to the Treasury market on the belief that the buyback program will move through the maturity spectrum. In addition, we've taken on a number of short-term investment-grade issues, which offer attractive yields and present little in the way of interest-rate or credit risk.

Moving to the equity portion of the Portfolio, we used the sell-off in technology stocks to increase our holdings in Texas Instruments and EMC Corp, two top performers. Texas Instruments continued to gain share in the analog semiconductor market, while solidifying its position as the leading maker of digital signal processors, or DSPs. These chips, which power wireless phones, will also play a key role in personal wireless Internet devices currently in development. EMC, the preeminent producer of memory storage and retrieval systems for large mainframe computers, recently introduced a host of new middle-market products that support network-attached storage. By enabling servers to have their own, rather than a shared, storage unit, users benefit from quicker and more efficient data access.

As for disappointments, Wal-Mart, the nation's largest retailer, fell on weakness in retail stocks following reports of a slowdown in consumer spending. Wal-Mart's lofty valuation put it at a higher risk than other retailers, although its fundamentals, across the board, are far superior. The successful rollout of its Supercenter stores, which offer both groceries and general merchandise, continues to fuel impressive sales growth. That said, we saw the drop as a buying opportunity and added to our position. Cable operator Comcast also slipped as investors questioned the cash flow dynamics from the introduction of new value-added services. While we trimmed the position slightly, we believe the downturn is temporary.

Looking ahead, we expect market volatility to persist as long as the economy shows few signs of slowing. Of course, under these circumstances many investors are inclined to stay close to their computer screens, monitoring daily price fluctuations. We, on the other hand, believe this is the perfect time to get out there and beat the bushes - visiting our companies, attending trade shows and talking to customers - to bolster our confidence in our holdings and reaffirm our reasons for investing.

As always, thank you for your investment in Janus Aspen Balanced Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             40.2%                 37.9%
Top 10 Equities/Preferred                            15.5%                 21.7%
Number of Stocks                                        63                    48
Fixed-Income Securities                                 81                    84
   U.S. Treasury Notes                               16.0%                 13.1%
   Investment-Grade
      Corporate Bonds                                20.1%                 21.8%
   High-Yield Corporate Bonds                         7.9%                 11.6%
Preferred Stock                                       4.7%                 10.6%
Cash & Cash Equivalents                              11.1%                  5.0%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

                                           Janus Aspen Series / June 30, 2000 11

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
   1 Year                                                                 13.92%
   5 Year                                                                 22.09%
   From Inception                                                         19.11%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
   1 Year                                                                  4.32%
   5 Year                                                                  6.10%
   From Inception Date of Institutional Shares                             4.99%
--------------------------------------------------------------------------------
S&P 500 Index
   1 Year                                                                  7.24%
   5 Year                                                                 23.80%
   From Inception Date of Institutional Shares                            20.85%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                 13.34%
   5 Year                                                                 21.38%
   From Portfolio Inception                                               18.35%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 13.92%
   5 Year                                                                 22.09%
   From Portfolio Inception                                               19.11%
--------------------------------------------------------------------------------
Returns shown for Retirement and Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement and Service Shares.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waived a portion of the Portfolio's expenses for certain periods. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 40.2%
Agricultural Biotechnology - 1.0%
     606,640  Pharmacia Corp. ................................   $    31,355,705

Brewery - 0.5%
     200,745  Anheuser-Busch Companies, Inc. .................        14,993,142

Broadcast Services and Programming - 1.3%
   1,662,880  AT&T Corp./Liberty Media Group - Class A* ......        40,324,840

Cable Television - 1.2%
     948,155  Comcast Corp. - Special Class A* ...............        38,400,277

Cellular Telecommunications - 1.0%
     486,530  Sprint Corp./PCS Group* ........................        28,948,535
     111,125  Vodafone AirTouch PLC (ADR)** ..................         4,604,742

                                                                      33,553,277

Chemicals - Diversified - 1.1%
     178,480  E.I. du Pont de Nemours and Co. ................         7,808,500
   1,738,215  Lyondell Chemical Co. ..........................        29,115,101

                                                                      36,923,601

Chemicals - Specialty - 0.2%
     125,885  Praxair, Inc. ..................................         4,712,820

Circuits - 1.2%
     316,560  Linear Technology Corp. ........................        20,240,055
     274,700  Maxim Integrated Products, Inc.* ...............        18,662,431

                                                                      38,902,486

Commercial Services - 0.5%
     394,673  Paychex, Inc. ..................................        16,576,266

Computer Data Security - 1.0%
     180,934  VeriSign, Inc.* ................................   $    31,934,851

Computer Software - 0.2%
     354,840  Cadence Design Systems, Inc.* ..................         7,229,865

Computers - Memory Devices - 3.2%
   1,153,780  EMC Corp.* .....................................        88,768,949
     130,050  VERITAS Software Corp.* ........................        14,697,682

                                                                     103,466,631

Computers - Micro - 0.8%
     292,710  Sun Microsystems, Inc.* ........................        26,618,316

Data Processing and Management - 1.0%
     597,490  Automatic Data Processing, Inc. ................        32,003,058

Diversified Financial Services - 1.3%
     645,895  Associates First Capital Corp. - Class A .......        14,411,532
     443,225  Citigroup, Inc. ................................        26,704,306

                                                                      41,115,838

Diversified Operations - 3.0%
   1,816,065  General Electric Co. ...........................        96,251,445

Electric - Integrated - 0.5%
     192,501  Time Warner, Inc. ..............................        14,630,076

Electric Products - 1.3%
     108,030  Samsung Electronics** ..........................        35,752,009
      52,110  Samsung Electronics (GDR)**,+ ..................         4,713,350

                                                                      40,465,359

See Notes to Schedules of Investments.

12  Janus Aspen Series / June 30, 2000

                                                  Janus|Aspen Balanced Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 1.8%
     329,030  Advanced Micro Devices, Inc.* ..................   $    25,417,567
     496,960  Texas Instruments, Inc. ........................        34,134,940

                                                                      59,552,507

Enterprise Software and Services - 0.7%
     280,015  Oracle Corp.* ..................................        23,538,761

Fiber Optics - 0.5%
      64,380  Corning, Inc. ..................................        17,374,552

Finance - Credit Card - 1.0%
     612,915  American Express Co. ...........................        31,948,194

Finance - Investment Bankers/Brokers - 0.9%
     826,402  Charles Schwab Corp. ...........................        27,787,767

Identification Systems and Devices - 0.9%
     528,612  Symbol Technologies, Inc. ......................        28,545,048

Internet Content - 0%
      13,965  DoubleClick, Inc.* .............................           532,416

Internet Software - 0.5%
     291,965  America Online, Inc.* ..........................        15,401,154

Life and Health Insurance - 0.5%
$  1,100,733  Prudential PLC** ...............................        16,130,749

Medical - Biomedical and Genetic - 0.7%
     124,005  Genentech, Inc.* ...............................        21,328,860

Medical - Drugs - 1.0%
     322,702  King Pharmaceuticals, Inc.* ....................        14,158,550
     364,855  Pfizer, Inc. ...................................        17,513,040

                                                                      31,671,590

Money Center Banks - 0.4%
     288,505  Bank of New York Company, Inc. .................        13,415,483

Motorcycle and Motor Scooter Manufacturing - 0.2%
     167,665  Harley-Davidson, Inc. ..........................         6,455,103

Multi-Line Insurance - 0.3%
      77,470  American International Group, Inc. .............         9,102,725

Multimedia - 1.3%
     623,055  Viacom, Inc. - Class B* ........................        42,484,563

Networking Products - 1.0%
     500,902  Cisco Systems, Inc.* ...........................        31,838,583

Pipelines - 0.5%
     251,255  Enron Corp. ....................................        16,205,947

Radio - 1.3%
     482,960  Hispanic Broadcasting Corp.* ...................        15,998,050
     683,195  Infinity Broadcasting Corp. - Class A* .........        24,893,918

                                                                      40,891,968

Retail - Apparel and Shoe - 0.2%
     242,630  Gap, Inc. ......................................         7,582,188

Retail - Building Products - 0.5%
     317,286  Home Depot, Inc. ...............................        15,844,470

Retail - Discount - 1.3%
     720,035  Wal-Mart Stores, Inc. ..........................        41,492,017

Telecommunication Equipment - 2.2%
     249,605  Nokia Oyj ......................................        12,788,907
     947,392  Nokia Oyj (ADR) ................................        47,310,388
     592,905  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ...        11,858,100

                                                                      71,957,395

Telecommunication Services - 0.5%
     145,375  Cox Communications, Inc. - Class A* ............   $     6,623,648
     514,350  McLeodUSA, Inc. - Class A* .....................        10,640,616

                                                                      17,264,264

Telephone - Integrated - 1.0%
   1,566,319  Telefonica S.A.* ...............................        33,782,764

Television - 0.7%
     231,873  Univision Communications, Inc. - Class A* ......        23,998,856
--------------------------------------------------------------------------------
Total Common Stock (cost $1,010,453,112) .....................     1,295,585,777
--------------------------------------------------------------------------------
Corporate Bonds - 27.1%
Beverages - Non-Alcoholic - 0.6%
              Coca-Cola Enterprises, Inc.:
$  2,550,000     6.625%, notes, due 8/1/04 ...................         2,495,812
  17,000,000     7.125%, notes, due 9/30/09 ..................        16,405,000

                                                                      18,900,812

Brewery - 0.6%
              Anheuser-Busch Companies, Inc.:
   2,500,000     6.90%, notes, due 10/1/02 ...................         2,481,250
   5,100,000     5.65%, notes, due 9/15/08 ...................         4,551,750
  14,100,000     5.75%, notes, due 4/1/10 ....................        12,425,625

                                                                      19,458,625

Broadcast Services and Programming - 1.3%
  26,300,000  AT&T Corp./Liberty Media Group, 7.875%
                 notes, due 7/15/09 ..........................        25,313,750
  12,933,000  Clear Channel Communications, Inc., 2.625%
                 convertible senior notes, due 4/1/03 ........        16,667,404

                                                                      41,981,154

Cable Television - 1.4%
   7,055,000  Adelphia Communications Corp., 10.50%
                 senior notes, due 7/15/04 ...................         7,055,000
              CSC Holdings, Inc.:
   5,700,000     8.125%, senior notes, due 7/15/09 ...........         5,550,375
   8,000,000     8.125%, debentures, due 8/15/09 .............         7,780,000
   6,000,000  FrontierVision Holdings L.P., 11.00%
                 senior subordinated notes, due 10/15/06 .....         6,060,000
  11,205,000  Jones Intercable, Inc., 7.625%
                 senior notes, due 4/15/08 ...................        10,938,881
   2,500,000  Lenfest Communications, Inc., 7.625%
                 senior notes, due 2/15/08 ...................         2,437,500
   6,608,000  Telewest Communications PLC, 9.875%
                 senior notes, due 2/1/10**,+ ................         6,145,440

                                                                      45,967,196

Cellular Telecommunications - 2.6%
              Nextel Communications, Inc.:
  10,100,000     4.75%, convertible senior notes
                 due 7/1/07 ..................................        26,638,750
  33,380,000     9.375%, senior notes, due 11/15/09 ..........        31,877,900
  24,000,000  VoiceStream Wireless Corp., 10.375%
                 senior notes, due 11/15/09 ..................        24,840,000

                                                                      83,356,650

Chemicals - Diversified - 1.8%
              E.I. du Pont de Nemours and Co.:
     500,000     6.50%, notes, due 9/1/02 ....................           495,625
  30,300,000     6.75%, notes, due 10/15/04 ..................        29,921,250
  11,450,000     6.875%, notes, due 10/15/09 .................        11,135,125
  15,601,000  Lyondell Chemical Co., 9.625%
                 secured notes, due 5/1/07 ...................        15,366,985

                                                                      56,918,985

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  13

Janus|Aspen Balanced Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Computers - Micro - 0.8%
              Sun Microsystems, Inc.:
$  5,500,000     7.00%, senior notes, due 8/15/02 ............   $     5,472,500
  21,050,000     7.65%, senior notes, due 8/15/09 ............        21,050,000

                                                                      26,522,500

Diversified Financial Services - 4.3%
   2,000,000  Associates Corp. N.A., 6.75%
                 senior notes, due 7/15/01 ...................         1,990,000
              General Electric Capital Corp.:
  37,450,000     7.00%, notes, due 3/1/02 ....................        37,356,375
  27,550,000     7.00%, notes, due 2/3/03 ....................        27,446,687
  15,750,000     7.25%, notes, due 5/3/04 ....................        15,769,687
  17,750,000     7.25%, notes, due 2/1/05 ....................        17,772,187
  15,450,000     7.375%, notes, due 1/19/10 ..................        15,565,875
  14,900,000  IBM Credit Corp., 7.00%
                 notes, due 1/28/02 ..........................        14,844,125
   7,750,000  Morgan Stanley Dean Witter & Co., 7.75%
                 notes, due 6/15/05 ..........................         7,788,750

                                                                     138,533,686

Diversified Manufacturing Operations - 0.1%
   4,750,000  Tyco International Group S.A., 6.875%
                 notes, due 9/5/02+ ..........................         4,702,500

Enterprise Software and Services - 0.5%
   5,869,000  BEA Systems, Inc., 4.00%
                 convertible subordinated notes
                 due 12/15/06+ ...............................         9,118,959
   4,471,000  i2 Technologies, Inc., 5.25%
                 convertible subordinated notes
                 due 12/15/06+ ...............................         6,823,864

                                                                      15,942,823

Fiber Optics - 0.2%
   6,000,000  Metromedia Fiber Network, Inc., 10.00%
                 senior notes, due 12/15/09 ..................         5,910,000

Finance - Auto Loans - 1.7%
              Ford Motor Credit Co.:
  32,550,000     7.25%, notes, due 1/15/03 ...................        32,265,187
  19,325,000     7.75%, notes, due 2/15/07 ...................        19,300,844
   1,650,000     5.80%, senior notes, due 1/12/09 ............         1,435,500
   3,327,000  General Motors Acceptance Corp., 5.85%
                 senior unsubordinated notes, due 1/14/09 ....         2,911,125

                                                                      55,912,656

Finance - Consumer Loans - 0.2%
   7,500,000  Household Finance Corp., 8.00%
                 senior unsecured notes, due 5/9/05 ..........         7,556,250

Finance - Credit Card - 0.4%
  13,500,000  American Express Co., 6.75%
                 senior unsubordinated notes, due 6/23/04 ....        13,179,375

Finance - Investment Bankers/Brokers - 0.3%
  10,100,000  Charles Schwab Corp., 8.05%
                 notes, due 3/1/10 ...........................        10,087,375

Food - Retail - 0.3%
   8,000,000  Fred Meyer, Inc., 7.45%
                 company guaranteed
                 notes, due 3/1/08 ...........................         7,650,000
   3,500,000  Safeway, Inc., 6.50%
                 notes, due 11/15/08 .........................         3,220,000

                                                                      10,870,000

Internet Software - 0.8%
              Exodus Communications, Inc.:
$  2,631,000     11.25%, senior notes, due 7/1/08 ............   $     2,604,690
   8,216,000     4.75%, convertible subordinated notes
                 due 7/18/08 .................................        11,707,800
  11,660,000  PSINet, Inc., 11.00%
                 senior notes, due 8/1/09 ....................        10,785,500

                                                                      25,097,990

Life and Health Insurance - 0.1%
   2,500,000  SunAmerica, Inc., 6.75%
                 notes, due 10/1/07 ..........................         2,371,875

Medical - Drugs - 0.1%
   3,000,000  Warner-Lambert Co., 6.00%
                 notes, due 1/15/08 ..........................         2,760,000

Multimedia - 1.4%
   4,500,000  News America, Inc., 6.625%
                 senior notes, due 1/9/08 ....................         4,117,500
  11,640,000  Paramount Communications, Inc., 7.50%
                 debentures, due 7/15/23 .....................        10,301,400
  10,300,000  Time Warner, Inc., 8.11%
                 notes, due 8/15/06 ..........................        10,493,125
  19,371,000  Viacom, Inc., 7.75%
                 senior notes, due 6/1/05 ....................        19,516,283
   2,000,000  Walt Disney Co., 6.375%
                 senior notes, due 3/30/01 ...................         1,995,000

                                                                      46,423,308

Pipelines - 0.3%
   9,600,000  Enron Corp., 6.58%
                 floating quarterly notes, due 9/10/01+ ......         9,590,976

Retail - Building Products - 1.0%
  31,100,000  Home Depot, Inc., 6.50%
                 senior notes, due 9/15/04 ...................        30,827,875

Retail - Discount - 1.5%
              Wal-Mart Stores, Inc.:
  19,350,000     6.15%, senior notes, due 8/10/01 ............        19,156,500
   9,500,000     6.55%, senior notes, due 8/10/04 ............         9,369,375
  21,000,000     6.875%, senior notes, due 8/10/09 ...........        20,580,000

                                                                      49,105,875

Super-Regional Banks - 0.7%
  16,000,000  Firstar Bank N.A., 7.125%
                 subordinated notes, due 12/1/09 .............        15,180,000
   6,050,000  Northern Trust Corp., 7.10%
                 subordinated notes, due 8/1/09 ..............         5,800,438

                                                                      20,980,438

Telecommunication Equipment - 0.4%
  14,500,000  Lucent Technologies, Inc., 5.50%
                 notes, due 11/15/08 .........................        12,923,125

Telecommunication Services - 2.2%
              Cox Communcations, Inc.:
  13,825,000     7.00%, notes, due 8/15/01 ...................        13,755,875
  19,400,000     7.50%, notes, due 8/15/04 ...................        19,303,000
   9,500,000     7.75%, notes, due 8/15/06 ...................         9,452,500
  10,600,000     7.875%, notes, due 8/15/09 ..................        10,573,500
   6,845,000  Galaxy Telecom L.P., 12.375%
                 senior subordinated notes, due 10/1/05 ......         5,920,925
   8,478,000  NTL, Inc., 7.00%
                 convertible subordinated notes
                 due 12/15/08 ................................        13,564,800

                                                                      72,570,600

See Notes to Schedules of Investments.

14  Janus Aspen Series / June 30, 2000

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Telephone - Integrated - 1.5%
$ 33,725,000  AT&T Corp., 6.00%
                 notes, due 3/15/09 ..........................   $    30,057,406
  12,800,000  Telefonos De Mexico S.A., 4.25%
                 convertible debentures, due 6/15/04 .........        17,104,000

                                                                      47,161,406
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $873,975,729) ....................       875,614,055
--------------------------------------------------------------------------------
Foreign Bonds - 0.9%
Cable Television - 0.2%
GBP  4,130,000   Telewest Communications PLC, 5.25%
                    convertible bonds, due 2/19/07**,+ .......         5,580,273
Finance - Other Services - 0.1%
EUR  4,400,000   Ono Finance PLC, 13.00%
                    company guaranteed notes, due 5/1/09**,+ .         3,943,635
Telecommunication Services - 0.6%
EUR  4,563,000   COLT Telecom Group PLC, 2.00%
                    convertible bonds, due 3/29/06**,+ .......         7,348,390
GBP 13,950,000   NTL, Inc., 9.75%,
                    senior notes, due 4/15/09** ..............        13,304,910

                                                                      20,653,300
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $31,072,039) .......................        30,177,208
--------------------------------------------------------------------------------
Preferred Stock - 4.7%
Cable Television - 1.3%
     299,945  Comcast Corp., convertible, 2.00%
                 (Sprint Corp./PCS Group) ....................        32,993,950
     112,935  MediaOne Group, Inc., convertible, 6.25% .......        10,157,092

                                                                      43,151,042

Electric - Integrated - 1.1%
     100,990  Alliant Energy Resources, Inc. .................
                 convertible, 7.25% (McLeodUSA, Inc.)+ .......         6,943,063
     378,805  Reliant Energy, Inc., convertible, 7.00%
                 (Time Warner, Inc.) .........................        27,510,713

                                                                      34,453,776

Internet Software - 0.4%
     386,850  PSINet, Inc., convertible, 7.00%+ ..............        13,104,544

Publishing - Newspapers - 0.9%
     251,550  Tribune Co., convertible, 2.00%
                 (America Online, Inc.) ......................        28,739,587

Telecommunication Services - 1.0%
     505,750  Cox Communications, Inc. .......................
                 convertible, 7.00% ..........................        31,072,016
--------------------------------------------------------------------------------
Total Preferred Stock (cost $153,368,560) ....................       150,520,965
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       4,400  Ono Finance PLC - expires 5/31/09*,**,+
                 (cost $0) ...................................           421,779

U.S. Government Obligations - 16.0%
U.S. Government Agencies - 1.4%
              Fannie Mae:
$ 19,100,000     6.25%, due 11/15/02 .........................   $    18,813,500
   9,650,000     5.75%, due 4/15/03 ..........................         9,350,754
   7,650,000  Federal Home Loan Bank System
                 6.75%, due 2/1/02 ...........................         7,630,875
   9,100,000  Freddie Mac
                 7.00%, due 3/15/10 ..........................         9,023,287

                                                                      44,818,416

U.S. Treasury Notes - 14.6%
              U.S. Treasury Notes:
 104,650,000     5.875%, due 11/30/01 ........................       103,734,313
 202,275,000     5.875%, due 11/15/04 ........................       199,117,487
 171,400,000     6.00%, due 8/15/09 ..........................       170,006,518

                                                                     472,858,318
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $520,819,872) ........       517,676,734
--------------------------------------------------------------------------------
Repurchase Agreements - 6.9%
 113,800,000  ABN AMRO Securities, Inc., 6.85%
                 dated 6/30/00, maturing 7/3/00
                 to be repurchased at $113,864,961
                 collateralized by $58,039,814 in Fannie
                 Mae, 5.9142%-7.6562%, 2/25/24-4/18/28;
                 $30,042,668 in Freddie Mac, 7.1512%-
                 7.5875%, 2/15/24-11/15/28; $84,786,840
                 in Ginnie Mae, 6.40%-7.50%, 4/20/22-
                 2/16/30; with respective values of
                 $28,501,452, $13,317,846 and
                 $74,256,703 .................................       113,800,000
 110,000,000  Morgan Stanley Dean Witter & Co., 6.75%
                 dated 6/30/00, maturing 7/3/00,
                 to be repurchased at $110,061,875
                 collateralized by $125,512,848 in Fannie
                 Mae, 0.65%-10.25%, 1/1/06-6/1/30;
                 $151,954,954 in Freddie Mac, 0%-8.40%,
                 7/15/10-12/1/29; with respective values
                 of $41,395,880 and $70,846,680 ..............       110,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $223,800,000) ..............       223,800,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 3.1%
  50,000,000  Fannie Mae
                 6.04%, 9/14/00 ..............................        49,327,222
  50,000,000  Federal Home Loan Bank System
                 5.78%, 7/19/00 ..............................        49,838,444
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $99,226,333) ............        99,165,666
--------------------------------------------------------------------------------
Total Investments (total cost $2,912,715,645) - 98.9% ........     3,192,962,184
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%         34,230,447
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $ 3,227,192,631
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  15

Janus|Aspen Balanced Portfolio

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Bermuda                                       0.1%               $     4,702,500
Finland                                       1.9%                    60,099,295
Mexico                                        0.5%                    17,104,000
South Korea                                   1.3%                    40,465,359
Spain                                         1.1%                    33,782,764
Sweden                                        0.4%                    11,858,100
United Kingdom                                1.3%                    44,175,009
United States++                              93.4%                 2,980,775,157
--------------------------------------------------------------------------------
Total                                       100.0%               $ 3,192,962,184

++   Includes Short-Term Securities (83.2% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2000

CURRENCY SOLD AND                    CURRENCY           CURRENCY      UNREALIZED
SETTLEMENT DATE                    UNITS SOLD    VALUE IN $ U.S.     GAIN/(LOSS)
--------------------------------------------------------------------------------
British Pound 9/8/00                2,400,000     $    3,646,080   $      50,088
British Pound 9/22/00               8,800,000         13,372,480         646,140
British Pound 10/5/00               4,500,000          6,840,000         281,700
British Pound 1/26/01               1,500,000          2,285,700          10,050
South Korean Won
   1/26/01                      1,125,000,000          1,005,542         (2,868)
South Korean Won
   2/8/01                       1,857,000,000          1,659,666         (1,552)
South Korean Won
   2/15/01                        981,000,000            876,675             196
--------------------------------------------------------------------------------
Total                                             $   29,686,143   $     983,754

See Notes to Schedules of Investments.

16  Janus Aspen Series / June 30, 2000

                                             Janus|Aspen Equity Income Portfolio

[PHOTO]
Karen Reidy
portfolio manager

For the six months ended June 30, 2000, Janus Aspen Equity Income Portfolio declined (0.94%) for its Institutional Shares, (1.21)% for its Retirement Shares and (1.06%) for its Service Shares, compared to a loss of (0.43%) for its benchmark, the S&P 500 Index.(1)

In my first letter to you as manager of Janus Aspen Equity Income Portfolio, I would like to take a brief moment to explain my investment strategy. If I had to sum it up in a few words, it would be, "It starts at the top." By definition, great companies are led by great management teams. Without stellar management, the best business models in the world can't sustain predictable, consistent earnings, improving cash flow growth or rising returns on invested capital. And because great companies are so rare, you have to scrutinize them one at a time, from the bottom up.

The sharp market swings that characterized the period only reinforced the strength of the Janus stock-picking approach. In the midst of extreme market turbulence, brought on by fears of higher interest rates and rampant profit-taking, the natural reaction of many investors is to stay close to their computer screens in order to buy and sell quickly. However, we know this is the best time to hit the road to meet with our companies, attend industry forums and talk to end users. The information we glean from these trips reassures us that the companies we've selected remain compelling investments.

That description would certainly fit Enron Corporation. The world's largest energy trader, Enron is well-positioned to leverage the ongoing deregulation of power markets in the U.S. and overseas. But it's Enron's focus on another rapidly growing area - broadband telecommunications - that we are particularly enthusiastic about. The company is building a global broadband network using its existing interstate gas pipeline as a platform for carrying data from one point to another at very high speeds. We're convinced the potential for these services is enormous and, as a result, believe the value of Enron's broadband assets could ultimately exceed that of its market-making operations in natural gas and electricity.

Although the market inflicted heavy damage on technology stocks, several of our holdings in this area were among our top performers. Linear Technology, a leading manufacturer of semiconductor chips that translate analog data into digital signals, is a driving force in the miniaturization of devices such as computers and wireless phones. The company reported healthy growth in sales and profits during the period, and its stock reflected those gains. EMC, the world leader in information storage, also advanced on the success of its recently introduced network-attached storage systems for the middle market. These systems enable customers to tie multiple servers into a single, easily managed infrastructure.

During a period as volatile as this one, you would expect disappointments, and we had our share. Specialty retailer Home Depot fell victim to a number of external events, from rising interest rates to the tight labor market. In a rising rate environment, home sales and refinancings, which drive home-improvement activity, generally slow. Recent economic reports have confirmed that, and the impact of economic slowdown is now being felt. Also, Home Depot is a company that has traditionally exceeded earnings estimates, and when its first-quarter earnings merely met estimates, the market was unforgiving. Fundamentally, the company continues to perform in terms of dollars per square foot and in terms of rolling out new initiatives, such as Pro Services for contractors and Expo Stores, a combination remodeling showroom and referral service. Although we trimmed the position marginally, Home Depot's historical low valuation and management strength remain attractive.

On the other hand, office supply retailer Staples declined on weakening earnings attributed to development spending for its Staples.com platform. In addition, integration issues relating to an acquisition last fall also proved costly. Consequently, we liquidated the position at a loss.

Going forward, we look for market volatility to be a fixture over the short run. That said, we remain singularly focused on finding companies with outstanding management teams, superior top line and earnings growth, and accelerating cash flow. Experience has shown that businesses with these qualities are able to perform in any market environment.

As always, thank you for your investment in Janus Aspen Equity Income Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             71.0%                 64.1%
Top 10 Equities/Preferred                            29.0%                 31.8%
Number of Stocks                                        65                    51
Fixed-Income Securities
   Investment-Grade
      Corporate Bonds                                 1.1%                    --
   High-Yield Corporate Bonds                         6.4%                 14.7%
Preferred Stock                                       8.4%                 14.0%
Cash & Cash Equivalents                              13.1%                  7.2%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2000  17

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
   1 Year                                                                 16.68%
   From Inception                                                         37.87%
--------------------------------------------------------------------------------
S&P 500 Index
   1 Year                                                                  7.24%
   From Portfolio Inception                                               22.46%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                 16.12%
   From Inception                                                         37.19%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 15.72%
   From Portfolio Inception                                               37.28%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 71.0%
Agricultural Biotechnology - 1.0%
       3,820  Pharmacia Corp. ................................   $       197,446

Appliances - 0.5%
       2,405  Maytag Corp. ...................................            88,684

Brewery - 1.2%
       3,115  Anheuser-Busch Companies, Inc. .................           232,652

Broadcast Services and Programming - 2.7%
      21,090  AT&T Corp./Liberty Media Group - Class A* ......           511,433

Cable Television - 1.9%
       8,949  Comcast Corp. - Special Class A* ...............           362,434

Cellular Telecommunications - 0.7%
         700  Nextel Communications, Inc. - Class A* .........            42,831
       1,970  Vodafone AirTouch PLC (ADR)** ..................            81,632

                                                                         124,463

Chemicals - Diversified - 1.7%
       1,685  E.I. du Pont de Nemours and Co. ................            73,719
      14,620  Lyondell Chemical Co. ..........................           244,885

                                                                         318,604

Chemicals - Specialty - 0.3%
       1,390  Praxair, Inc. ..................................            52,038

Circuits - 3.1%
       5,660  Linear Technology Corp. ........................           361,886
       3,345  Maxim Integrated Products, Inc.* ...............           227,251

                                                                         589,137

Commercial Services - 0.7%
       3,320  Paychex, Inc. ..................................           139,440

Computer Data Security - 1.1%
       1,204  VeriSign, Inc.* ................................   $       212,506

Computer Software - 0.4%
       4,235  Cadence Design Systems, Inc.* ..................            86,288

Computers - Memory Devices - 6.0%
      12,256  EMC Corp.* .....................................           942,946
       1,712  VERITAS Software Corp.* ........................           193,483

                                                                       1,136,429

Data Processing and Management - 1.8%
       6,460  Automatic Data Processing, Inc. ................           346,014

Diversified Financial Services - 2.1%
       7,660  Associates First Capital Corp. - Class A .......           170,914
       3,830  Citigroup, Inc. ................................           230,757

                                                                         401,671

Diversified Operations - 5.1%
      18,195  General Electric Co. ...........................           964,335

Electric Products - 1.4%
         730  Samsung Electronics** ..........................           241,590
         325  Samsung Electronics (GDR)**,+ ..................            29,396

                                                                         270,986

Electronic Components - Semiconductors - 2.6%
       1,955  Advanced Micro Devices, Inc.* ..................           151,024
       5,100  Texas Instruments, Inc. ........................           350,306

                                                                         501,330

Engines - Internal Combustion - 0.1%
         615  Cummins Engine Company, Inc. ...................            16,759

See Notes to Schedules of Investments.

18  Janus Aspen Series / June 30, 2000

                                             Janus|Aspen Equity Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Enterprise Software and Services - 0.9%
       2,070  Oracle Corp.* ..................................   $       174,009

Fiber Optics - 1.0%
         700  Corning, Inc. ..................................           188,912

Finance - Credit Card - 2.4%
       8,940  American Express Co. ...........................           465,998

Finance - Investment Bankers/Brokers - 1.1%
       6,081  Charles Schwab Corp. ...........................           204,474

Identification Systems and Devices - 1.3%
       4,672  Symbol Technologies, Inc. ......................           252,288

Internet Content - 0.3%
       1,475  DoubleClick, Inc.* .............................            56,234

Internet Software - 0.6%
       2,315  America Online, Inc.* ..........................           122,116

Life and Health Insurance - 1.9%
      24,378  Prudential PLC** ...............................           357,249

Medical - Biomedical and Genetic - 0.7%
         795  Genentech, Inc.* ...............................           136,740

Medical - Drugs - 0.6%
       2,210  Pfizer, Inc. ...................................           106,080

Money Center Banks - 0.6%
       2,410  Bank of New York Company, Inc. .................           112,065

Motorcycle and Motor Scooter Manufacturi - 0.2%
         990  Harley-Davidson, Inc. ..........................            38,115

Multi-Line Insurance - 0.6%
         915  American International Group, Inc. .............           107,512

Multimedia - 2.2%
       6,010  Viacom, Inc. - Class B* ........................           409,807

Networking Products - 2.1%
       6,175  Cisco Systems, Inc.* ...........................           392,498

Optical Supplies - 0.5%
       1,270  Allergan, Inc. .................................            94,615

Pipelines - 3.8%
       6,745  El Paso Energy Corp. ...........................           343,573
       5,895  Enron Corp. ....................................           380,227

                                                                         723,800

Printing - Commercial - 0.4%
       2,190  Valassis Communications, Inc.* .................            83,494

Radio - 2.6%
       6,840  Hispanic Broadcasting Corp.* ...................           226,575
       7,410  Infinity Broadcasting Corp. - Class A* .........           270,002

                                                                         496,577

Retail - Apparel and Shoe - 0.4%
       2,210  Gap, Inc. ......................................            69,063

Retail - Building Products - 1.2%
       4,523  Home Depot, Inc. ...............................           225,867

Retail - Discount - 2.0%
       6,455  Wal-Mart Stores, Inc. ..........................           371,969

Telecommunication Equipment - 4%
         304  Nokia Oyj ......................................            15,576
      12,292  Nokia Oyj (ADR) ................................           613,832
       6,370  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ...           127,400

                                                                         756,808

Telecommunication Services - 1.6%
       1,817  Cox Communications, Inc. - Class A* ............   $        82,787
      10,275  McLeodUSA, Inc. - Class A* .....................           212,564

                                                                         295,351

Telephone - Integrated - 1.7%
      13,968  Telefonica S.A.* ...............................           301,265
         210  Telefonica S.A. (ADR)* .........................            13,453

                                                                         314,718

Television - 1.9%
       3,447  Univision Communications, Inc. - Class A* ......           356,765
--------------------------------------------------------------------------------
Total Common Stock (cost $10,355,713) ........................        13,465,773
--------------------------------------------------------------------------------
Corporate Bonds - 7.2%
Advertising Agencies - 0.1%
$      6,000  Omnicom Group, Inc., 4.25%
                 convertible subordinated debentures
                 due 1/3/07 ..................................            16,822

Broadcast Services and Programming - 1.0%
     150,000  Clear Channel Communications, Inc.
                 2.625%, convertible senior notes
                 due 4/1/03 ..................................           193,313

Cellular Telecommunications - 2.4%
              Nextel Communications, Inc.:
      25,000     4.75%, convertible senior notes
                 due 7/1/07 ..................................            65,938
      84,000     9.375%, senior notes, due 11/15/09 ..........            80,220
     196,000     5.25%, convertible senior notes
                 due 1/15/10+ ................................           197,960
     119,000  VoiceStream Wireless Corp., 10.375%
                 senior notes, due 11/15/09 ..................           123,165

                                                                         467,283

Enterprise Software and Services - 1.0%
      43,000  BEA Systems, Inc., 4.00%
                 convertible subordinated notes
                 due 12/15/06+ ...............................            66,811
      78,000  i2 Technologies, Inc., 5.25%
                 convertible subordinated notes
                 due 12/15/06+ ...............................           119,048

                                                                         185,859

Fiber Optics - 0.3%
      50,000  Metromedia Fiber Network, Inc., 10.00%
                 senior notes, due 12/15/09 ..................            49,250

Internet Software - 1.0%
      49,000  Exodus Communications, Inc., 4.75%
                 convertible subordinated notes
                 due 7/15/08 .................................            69,825
     125,000  PSINet, Inc., 11.00%
                 senior notes, due 8/1/09 ....................           115,625

                                                                         185,450

Telecommunication Services - 0.8%
      97,000  NTL, Inc., 7.00%
                 convertible subordinated notes
                 due 12/15/08 ................................           155,200

Telephone - Integrated - 0.6%
      80,000  Telefonos de Mexico S.A., 4.25%
                 convertible debentures, due 6/15/04 .........           106,900
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,305,198) ......................         1,360,077
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  19

Janus|Aspen Equity Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Foregin Bond - 0.3%
Cable Television - 0.3%
GBP   43,000  Telewest Communications PLC, 5.25%
                 convertible bonds, due 2/19/07**,+
                 (cost $67,782) ..............................   $        58,100
--------------------------------------------------------------------------------
Preferred Stock - 8.4%
Automotive - Cars and Light Trucks - 1.0%
          66  Porsche A.G ....................................           180,311

Cable Television - 2.7%
       4,000  Comcast Corp.
                 convertible, 2.00%
                 (Sprint Corp./PCS Group) ....................           440,000
         830  MediaOne Group, Inc.
                 convertible, 6.25% ..........................            74,648

                                                                         514,648

Electric - Integrated - 1.4%
       3,785  Reliant Energy, Inc.
                 convertible, 7.00% (Time Warner, Inc.) ......           274,886

Internet Software - 0.4%
       2,380  PSINet, Inc.
                 convertible, 7.00%+ .........................            80,623

Publishing - Newspapers - 1.5%
       2,465  Tribune Co.
                 convertible, 2.00% (America Online, Inc.) ...           281,626

Telecommunication Services - 1.4%
       4,400  Cox Communications, Inc.
                 convertible, 7.00% ..........................           270,325
--------------------------------------------------------------------------------
Total Preferred Stock (cost $1,598,019) ......................         1,602,419
--------------------------------------------------------------------------------
Repurchase Agreement - 13.2%
$  2,500,000  ABN AMRO Securities, Inc., 6.85%
                 dated 6/30/00, maturing 7/3/00 to be
                 repurchased at $2,501,427 collateralized
                 by $1,275,040 in Fannie Mae, 5.9142%-
                 7.6562%, 2/25/24-4/18/28; $659,988
                 in Freddie Mac, 7.1512%-7.5875%,
                 2/15/24-11/15/28; $1,862,628 in Ginnie
                 Mae, 6.40%-7.50%, 4/20/22-2/16/30;
                 with respective values of $626,130,
                 $292,571 and $1,631,299
                 (cost $2,500,000) ...........................         2,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $15,826,712) - 100.1% ..........        18,986,369
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)         (18,317)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $    18,968,052
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Finland                                       3.3%               $       629,407
Germany                                       0.9%                       180,311
Mexico                                        0.6%                       106,900
South Korea                                   1.4%                       270,986
Spain                                         1.7%                       314,718
Sweden                                        0.7%                       127,400
United Kingdom                                2.6%                       496,981
United States++                              88.8%                    16,859,666
--------------------------------------------------------------------------------
Total                                       100.0%               $    18,986,369

++   Includes Short-Term Securities (75.6% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2000

CURRENCY SOLD AND                    CURRENCY           CURRENCY      UNREALIZED
SETTLEMENT DATE                    UNITS SOLD    VALUE IN $ U.S.     GAIN/(LOSS)
--------------------------------------------------------------------------------
British Pound 9/22/00                 125,000     $      189,950   $       9,178
British Pound 10/5/00                  15,000             22,800             939
South Korean Won
   1/26/01                          7,500,000              6,704            (19)
South Korean Won
   2/8/01                          12,500,000             11,172            (11)
South Korean Won
   2/15/01                          6,500,000              5,808               2
--------------------------------------------------------------------------------
Total                                             $      236,434   $      10,089

See Notes to Schedules of Investments.

20  Janus Aspen Series / June 30, 2000

                                         Janus|Aspen Growth and Income Portfolio

[PHOTO]
David Corkins
portfolio manager

For the six months ended June 30, 2000, your investment in Janus Aspen Growth and Income Portfolio declined (3.55%) for its Institutional Shares, (3.86%) for its Retirement Shares and (3.73%) for its Service Shares - trailing the (0.44%) negative return posted by the S&P 500 Index, the Portfolio's benchmark.

The subpar performance can be traced in part to the general cooling the market experienced during the second quarter. Tech stocks stormed into 2000 riding the momentum built through the final quarter of 1999, but three successive interest rate increases, including a sizeable half-point hike in mid-May, halted the rally. While some money rotated out of the tech and into previously unpopular sectors like energy, the threat of an overheated economy and its byproduct, inflation, continued to weigh heavily on the market. At its late-June meeting, the Federal Reserve decided its aggressive stance had paid off and left rates alone, although concerns subsequently expanded over steeper oil prices.

In spite of the rising cost of borrowing money, we have been pleased with the performance of Citigroup. With franchises that include Citibank, Travelers Insurance and Salomon Smith Barney, Citigroup's strengths extend overseas, where we believe it has exceptional growth opportunities. For example, its retail banking business in Asia earns three times as much money as its retail banking operations in the U.S. Ultimately, we believe the market will reward financial companies that show strength and that a select group of regional banks will reap some of those rewards as well. We continue to like midwestern regional thrift Firstar, which has been a poor performer despite strong fundamentals and is successfully and smoothly moving forward with its merger with Mercantile Bank.

Other longer-term holdings include Nokia and EMC, which earned solid gains during the period. As the top wireless handset company in the world, Nokia is in a prime position to capitalize on market consolidation between Europe and the U.S., as well as the huge opportunities in China. EMC's business has boomed as the surge in information on the Internet has translated into increased demand for data storage. Moving forward, the company is complementing its traditional storage system business with a push into the storage area network market, and we'll be monitoring that transition into a new line of business carefully.

A relatively new holding in the Portfolio is Corning. Long known for consumer products such as Corningware, Corning exited that business in 1998 and turned its focus to fiber optics, where it has emerged as a top player. The company is also gaining market share with laser and multiplex products, in which margins are high and sales are strong. We've done a lot of work on this company and feel we've really uncovered the value behind the fundamentals.

When we find fundamentally strong companies, we stick with them, even during slower stretches. That's why we're standing by two holdings that disappointed over the last six months - Liberty Media Group and Comcast. Liberty Media, an AT&T tracking stock, is doing extremely well, but its stock pulled back in sympathy with some of AT&T's other holdings. Comcast, a cable communications company, also owns the home shopping channel QVC, which had a bit of a hiccup as it expanded into Europe.

On the other hand, Costco was an unforced error. Despite our detailed research at the company-store level, as well as recent meetings with management, we were surprised by Costco's recent announcement of weaker short-term results. We consequently liquidated our position in the company.

As we move into the second half of the year, I think it is important to keep in mind that it's dangerous to look at any one period of time. A given period will have an upside and a downside, and it can be misleading. For example, technology and more aggressive stocks certainly pulled back in the second quarter, but that's after several years of outstanding performance.

But what makes me feel good about our companies is that even though some have pulled back, the fundamentals remain strong. Backed by our thorough research practices, we strongly believe in the companies we hold in this Portfolio.

Thank you for investing in Janus Aspen Growth and Income Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             76.9%                 77.7%
Top Ten Equities                                     27.0%                 27.7%
Number of Stocks                                        87                    94
Fixed-Income Securities                               3.7%                  4.7%
Cash and Cash Equivalents                            19.4%                 17.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2000  21

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/98)
   1 Year                                                                 39.22%
   From Inception                                                         38.09%
--------------------------------------------------------------------------------
S&P 500 Index
   1 Year                                                                  7.24%
   From Portfolio Inception                                               14.72%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/98)
   1 Year                                                                 38.45%
   From Inception                                                         37.37%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 38.12%
   From Portfolio Inception                                               37.70%
--------------------------------------------------------------------------------
Returns shown for Service Shares for periods to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waived a portion of the Portfolio's expenses for certain periods. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

This Portfolio may invest in initial public offerings (IPO's). IPO's and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 74.6%
Advertising Agencies - 0.1%
       1,420  Omnicom Group, Inc. ............................   $       126,469

Advertising Services - 0.4%
      39,260  Avenue A, Inc.* ................................           345,979
       4,000  TMP Worldwide, Inc.* ...........................           295,250
               641,229

Audio and Video Products - 1.0%
       9,800  Sony Corp. .....................................           917,000
       6,000  Sony Corp. (ADR) ...............................           565,875

                                                                       1,482,875

Automotive - Cars and Light Trucks - 0.4%
      14,600  Ford Motor Co. .................................           627,800
       1,911  Visteon Corp.* .................................            23,171

                                                                         650,971

Brewery - 1.1%
      23,000  Anheuser-Busch Companies, Inc. .................         1,717,812

Broadcast Services and Programming - 3.6%
     188,660  AT&T Corp./Liberty Media Group - Class A* ......         4,575,005
       9,500  Clear Channel Communications, Inc. .............           712,500
      19,145  TCI Satellite Entertainment, Inc. - Class A* ...           166,322

                                                                       5,453,827

Cable Television - 2.3%
      86,000  Comcast Corp. - Special Class A* ...............         3,483,000

Casino Hotels - 0.7%
      82,190  Park Place Entertainment Corp.* ................         1,001,691

Cellular Telecommunications - 5.4%
      11,000  Crown Castle International Corp.* ..............   $       401,500
      30,000  Nextel Communications, Inc. - Class A* .........         1,835,625
      36,000  Sprint Corp./PCS Group* ........................         2,142,000
     329,218  Vodafone AirTouch PLC ..........................         1,317,080
      20,910  VoiceStream Wireless Corp.* ....................         2,431,768

                                                                       8,127,973

Chemicals - Diversified - 0.6%
      11,510  E.I. du Pont de Nemours and Co. ................           503,562
      30,000  Solutia, Inc. ..................................           412,500

                                                                         916,062

Circuits - 0.7%
      14,780  Maxim Integrated Products, Inc.* ...............         1,004,116

Commercial Services - 1.1%
      38,025  Paychex, Inc. ..................................         1,597,050

Computer Data Security - 2.1%
      18,277  VeriSign, Inc.* ................................         3,225,891

Computers - Memory Devices - 2.9%
      50,000  EMC Corp.* .....................................         3,846,875
       4,500  VERITAS Software Corp.* ........................           508,570

                                                                       4,355,445

Computers - Micro - 2.4%
      40,000  Sun Microsystems, Inc.* ........................         3,637,500

Cruise Lines - 0.5%
      40,600  Royal Caribbean Cruises, Ltd. ..................           751,100

Distribution and Wholesale - 0.5%
      95,000  Brightpoint, Inc.* .............................           822,344

See Notes to Schedules of Investments.

22  Janus Aspen Series / June 30, 2000

                                         Janus|Aspen Growth and Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Diversified Financial Services - 2.3%
      41,090  Associates First Capital Corp. - Class A .......   $       916,821
      35,270  Citigroup, Inc. ................................         2,125,018
      11,290  Household International, Inc. ..................           469,241

                                                                       3,511,080

Diversified Operations - 2.9%
      83,510  General Electric Co. ...........................         4,426,030

E-Commerce - 0.1%
       2,000  eBay, Inc.* ....................................           108,625

Electronic Components - Semiconductors - 3.4%
       3,645  Advanced Micro Devices, Inc.* ..................           281,576
       7,885  Intel Corp. ....................................         1,054,126
      56,000  Texas Instruments, Inc. ........................         3,846,500

                                                                       5,182,202

Enterprise Software and Services - 0.9%
      16,500  Oracle Corp.* ..................................         1,387,031

Entertainment Software - 0.2%
       5,000  Electronic Arts, Inc.* .........................           364,687

Fiber Optics - 3.9%
       7,000  Corning, Inc. ..................................         1,889,125
      26,000  JDS Uniphase Corp.* ............................         3,116,750
       8,000  Metromedia Fiber Network, Inc. - Class A* ......           317,500
       2,250  SDL, Inc.* .....................................           641,672

                                                                       5,965,047

Finance - Credit Card - 1.5%
      45,000  American Express Co. ...........................         2,345,625

Finance - Investment Bankers/Brokers - 0.5%
      22,235  Charles Schwab Corp. ...........................           747,652

Food - Distribution - 0.1%
       2,140  Bestfoods ......................................           148,195

Instruments - Scientific - 0.2%
       4,000  PE Corp./PE Biosystems Group ...................           263,500

Internet Content - 0.6%
       3,500  Critical Path, Inc.* ...........................           204,094
      20,000  DoubleClick, Inc.* .............................           762,500

                                                                         966,594

Internet Software - 2.1%
       4,000  Inktomi Corp.* .................................           473,000
      20,000  Liberate Technologies, Inc.* ...................           586,250
       9,000  Macromedia, Inc.* ..............................           870,187
      27,700  PSINet, Inc.* ..................................           695,962
      21,210  Register.com, Inc.* ............................           648,231

                                                                       3,273,630

Life and Health Insurance - 0.8%
      38,295  John Hancock Financial Services, Inc.* .........           907,113
       5,000  ReliaStar Financial Corp. ......................           262,188

                                                                       1,169,301

Medical - Drugs - 1.4%
      43,595  Pfizer, Inc. ...................................         2,092,560

Medical Instruments - 0.7%
      20,500  Medtronic, Inc. ................................         1,021,156

Motorcycle and Motor Scooter Manufacturing 0.3%
      11,085  Harley-Davidson, Inc. ..........................           426,772

Multi-Line Insurance - 0.6%
       8,000  American International Group, Inc. .............           940,000

Multimedia - 3.8%
      51,064  Time Warner, Inc. ..............................   $     3,880,864
      28,200  Viacom, Inc. - Class B* ........................         1,922,888

                                                                       5,803,752

Music/Clubs - 0.5%
      16,000  SFX Entertainment, Inc.* .......................           725,000

Networking Products - 2.8%
      66,500  Cisco Systems, Inc.* ...........................         4,226,906

Oil Companies - Integrated - 0.2%
       5,670  Coastal Corp. ..................................           345,161

Optical Supplies - 1.0%
      20,000  Allergan, Inc. .................................         1,490,000

Pipelines - 2.5%
      57,000  Enron Corp. ....................................         3,676,500
       3,040  Kinder Morgan, Inc. ............................           105,070

                                                                       3,781,570

Printing - Commercial - 0.8%
      30,000  Valassis Communications, Inc.* .................         1,143,750

Radio - 1.2%
       3,000  AMFM, Inc.* ....................................           207,000
       6,200  Hispanic Broadcasting Corp.* ...................           205,375
      39,600  Infinity Broadcasting Corp. - Class A* .........         1,442,925

                                                                       1,855,300

Retail - Building Products - 0.7%
      20,000  Home Depot, Inc. ...............................           998,750

Retail - Office Supplies - 0.5%
      50,500  Staples, Inc.* .................................           776,437

Super-Regional Banks - 1.2%
      83,185  Firstar Corp. ..................................         1,752,084

Telecommunication Equipment - 5.8%
     108,000  Nokia Oyj (ADR) ................................         5,393,250
      26,000  Nortel Networks Corp. - New York Shares ........         1,774,500
      81,000  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ...         1,620,000

                                                                       8,787,750

Telecommunication Services - 3.0%
      10,000  Allegiance Telecom, Inc.* ......................           640,000
      37,695  Cox Communications, Inc. - Class A* ............         1,717,478
     110,000  McLeodUSA, Inc. - Class A* .....................         2,275,625

                                                                       4,633,103

Telephone - Integrated - 2.1%
     101,612  Telefonica S.A.* ...............................         2,191,593
      18,000  Telefonos de Mexico S.A. (ADR) .................         1,028,250

                                                                       3,219,843

Toys - 0.2%
      20,000  Mattel, Inc. ...................................           263,750
--------------------------------------------------------------------------------
Total Common Stock (cost $94,631,108) ........................       113,138,198
--------------------------------------------------------------------------------
Corporate Bonds - 3.7%
Broadcast Services and Programming - 0.2%
$    250,000  Clear Channel Communications, Inc., 1.50%
                 senior notes, due 12/1/02 ...................           243,438

Cable Television - 0.1%
       5,000  Adelphia Communications Corp., 7.75%
                 senior notes, due 1/15/09 ...................             4,200
     200,000  Telewest Communications PLC, 9.875%
                 senior notes, due 2/1/10+ ...................           186,000

                                                                         190,200

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  23

Janus|Aspen Growth and Income Portfolio

SCHEDULES OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.1%
$    100,000  VoiceStream Wireless Corp., 10.375%
                 senior notes, due 11/15/09 ..................   $       103,500

Computers - Micro - 0.1%
     200,000  Sun Microsystems, Inc., 7.50%
                 senior notes, due 8/15/06 ...................           199,500

Diversified Financial Services - 0.7%
              General Electric Capital Corp.:
     250,000     7.00%, notes, due 3/1/02 ....................           249,375
      75,000     6.52%, notes, due 10/8/02 ...................            73,969
     250,000     7.00%, notes, due 2/3/03 ....................           249,063
     500,000     6.81%, notes, due 11/3/03 ...................           494,375

                                                                       1,066,782

Enterprise Software and Services - 1.3%
     844,000  BEA Systems, Inc., 4.00%
                 convertible subordinated notes
                 due 12/15/06+ ...............................         1,311,365
     393,000  i2 Technologies, Inc., 5.25%
                 convertible subordinated notes
                 due 12/15/06+ ...............................           599,816

                                                                       1,911,181

Internet Software - 0%
      30,000  Exodus Communications, Inc., 11.25%
                 senior notes, due 7/1/08 ....................            29,700

Super-Regional Banks - 0.3%
     500,000  Firstar Bank N.A., 7.125%
                 subordinated notes, due 12/1/09 .............           474,375

Telecommunication Services - 0.5%
      25,000  Allegiance Telecom, Inc., 12.875%
                 senior notes, due 5/15/08 ...................            27,062
              NTL, Inc.:
      83,000     7.00%, convertible subordinated notes
                 due 12/15/08 ................................           132,800
     750,000     5.75%, convertible subordinated notes
                 due 12/15/09+ ...............................           588,750

                                                                         748,612

Wireless Equipment - 0.4%
     600,000  American Tower Corp., 5.00%
                 convertible notes, due 2/15/10+ .............           607,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $5,166,255) ......................         5,574,788
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
Automotive - Cars and Light Trucks - 0.8%
         442  Porsche A.G. ...................................         1,207,535

Cable Television - 1.1%
       7,000  Comcast Corp., convertible, 2.00%
                 (Sprint Corp./PCS Group) ....................           770,000
      10,000  MediaOne Group, Inc.
                 convertible, 6.25% ..........................           899,375

                                                                       1,669,375

Internet Software - 0.4%
      20,000  PSINet, Inc.
                 convertible, 7.00%+ .........................           677,500
--------------------------------------------------------------------------------
Total Preferred Stock (cost $4,110,130) ......................         3,554,410
--------------------------------------------------------------------------------
Repurchase Agreement - 19.2%
$ 29,200,000  ABN AMRO Securities, Inc., 6.85%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $29,216,668 collateralized
                 by $14,892,465 in Fannie Mae, 5.9142%-
                 7.6562%, 2/25/24-4/18/28; $7,708,664
                 in Freddie Mac, 7.1512%-7.5875%,
                 2/15/24-11/15/28; $21,755,498 in
                 Ginnie Mae, 6.40%-7.50%, 4/20/22-
                 2/16/30; with respective values of
                 $7,313,202, $3,417,233 and
                 $19,053,565 (cost $29,200,000) ..............   $    29,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $133,107,493) - 99.9% ..........       151,467,396
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%            221,877
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $   151,689,273
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Canada                                        1.2%               $     1,774,500
Finland                                       3.5%                     5,393,250
Germany                                       0.8%                     1,207,535
Japan                                         1.0%                     1,482,875
Mexico                                        0.7%                     1,028,250
Spain                                         1.4%                     2,191,593
Sweden                                        1.1%                     1,620,000
United Kingdom                                1.0%                     1,503,080
United States++                              89.3%                   135,266,313
--------------------------------------------------------------------------------
Total                                       100.0%               $   151,467,396

++   Includes Short-Term Securities (70.0% excluding Short-Term Securities)

See Notes to Schedules of Investments.

24  Janus Aspen Series / June 30, 2000

                                           Janus|Aspen Strategic Value Portfolio

[PHOTO]
David Decker
portfolio manager

Since its inception on May 1, 2000, Janus Aspen Strategic Value Portfolio gained 1.00% for its Institutional Shares and 0.90% for its Service Shares. In comparison, our benchmark, the S&P 500 Index, returned 0.36% for the same period ended June 30, 2000.(1)

Given that this is my first letter to Janus Aspen Strategic Value Portfolio shareholders, I would like to take a brief moment to explain the philosophy of the Portfolio and our approach to value investing. First and foremost, the Portfolio seeks to protect the downside, while looking for unique opportunities to provide solid long-term capital appreciation through patient investing. In other words, it will try to hit more singles and doubles than home runs. In addition to protecting the downside, the Portfolio's objectives include investing in companies that are attractively valued relative to the free cash flow they will generate and investing in companies with improving returns on invested capital.

I'll begin by discussing our first objective - downside protection with a catalyst. In my opinion, the premise of a value Portfolio should be to minimize downside risk by investing in attractively valued companies, while still providing long-term capital appreciation. It is not enough simply to find "cheap" stocks because cheap stocks can stay that way for a very long time. The key is to identify a catalyst through in-depth research that will trigger an upward revaluation of the stock. 3Com, a developer of easy-to-use connectivity products and solutions for consumers and businesses, is a good example. We bought this stock because we felt the market was giving almost no credit to the intrinsic value of the 3Com franchise following its spin-off of handheld computing device maker Palm, Inc. Even if Palm's stock was overvalued, we believed the intrinsic value of 3Com would more than offset any risk to 3Com's stock price. To our satisfaction, investors have since begun to recognize this value, and the stock has appreciated, outperforming the improved Palm stock price. In this case, we were looking for anomalies which the market was not properly valuing 3Com's true value, and we found them.

That brings me to the Portfolio's second objective, which is to use free cash flow as a tool for measuring valuation. The process of value investing is often described in rather simplistic terms. For example, many refer to it as investing in companies with a low price-to-earnings ratio (P/E). However, P/E alone is often misleading. Valuation is a process of accurately forecasting future cash flows generated by a company over time. Because earnings do not necessarily represent cash flow, we tend not to focus on P/E as a primary tool for valuation. We therefore prefer to look at price to free cash flow, which helps us take into account the capital intensity of the company.

We also look for companies with improving returns on invested capital. When you entrust your money to Janus, you expect us to invest it in the highest-returning opportunities we can find. We expect the same of the companies in which we invest. After a company generates its free cash flow, we believe the most important predictor of the long-term value it creates is how it invests that cash. Does it pay out dividends, make acquisitions, reinvest in the firm, pay down debt or buy back stock? We look for companies focusing on improving the intrinsic value of their business by investing that cash in high-rate-of-return opportunities.

There have been discussions recently about the shift away from growth stocks and into value stocks. I believe this is too simplistic an explanation. From my perspective, what has taken place is a recognition that one must pay for risk. In other words, valuation does matter and always has, irrespective of the label "growth" or "value." Our job is to find great companies that are attractively valued, no matter how they are classified.

Finding value is, of course, not always easy. It requires digging deep into a company and thinking about value from many different perspectives - not just as a function of P/E or other simplistic proxies. In fact, the less obvious a company's value is, the greater the reward. These are the types of opportunities we're constantly in search of.

Thank you for your investment in Janus Aspen Strategic Value Portfolio.

Portfolio Asset Mix (% of Assets)                                  June 30, 2000
--------------------------------------------------------------------------------
Equities                                                                   59.5%
   Foreign                                                                 10.1%
   Europe                                                                   2.7%
Top 10 Equities (% of Assets)                                              25.6%
Number of Stocks                                                              49
Cash & Cash Equivalents                                                    40.5%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2000  25

CUMULATIVE TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/00)
   From Inception                                                          1.00%
--------------------------------------------------------------------------------
S&P 500 Index
   From Portfolio Inception                                                0.36%
--------------------------------------------------------------------------------
Service Shares (Inception Date 5/1/00)
   From Inception                                                          0.90%
--------------------------------------------------------------------------------
The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Concentrating may lead to greater price volatility. Concentrating may lead to greater price volatility. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 59.5%
Aerospace and Defense - 2.1%
         375  B.F. Goodrich Co. ..............................   $        12,773
         555  United Technologies Corp. ......................            32,676

                                                                          45,449

Automotive - Truck Parts and Equipment - 1.9%
       1,840  Delphi Automotive Systems Corp. ................            26,795
         225  Federal-Mogul Corp. ............................             2,152
         565  Lear Corp.* ....................................            11,300

                                                                          40,247

Building Products - Cement and Aggregate - 0.9%
         805  Cemex S.A. (ADR) ...............................            18,817

Cable Television - 1.9%
       1,000  Comcast Corp. - Special Class A* ...............            40,500

Casino Hotels - 1.9%
       2,565  Park Place Entertainment Corp.* ................            31,261
         370  Station Casinos, Inc.* .........................             9,250

                                                                          40,511

Chemicals - Diversified - 0.8%
       1,025  Lyondell Chemical Co. ..........................            17,169

Chemicals - Specialty - 0.7%
         635  Cytec Industries, Inc.* ........................            15,677

Commercial Services - 0.7%
         225  Dun and Bradstreet Corp. .......................             6,441
         260  Iron Mountain, Inc.* ...........................             8,840

                                                                          15,281

Computer Software - 1.5%
       1,645  Cadence Design Systems, Inc.* ..................   $        33,517

Computers - Micro - 3.0%
       1,260  Apple Computer, Inc.* ..........................            65,992

Containers - Paper and Plastic - 0.9%
       1,955  Packaging Corp. of America* ....................            19,794

Cosmetics and Toiletries - 1.0%
         370  Colgate-Palmolive Co. ..........................            22,154

Diversified Financial Services - 0.3%
         110  Citigroup, Inc. ................................             6,627

Diversified Manufacturing Operations - 4.7%
         650  Danaher Corp. ..................................            32,134
       1,470  Tyco International, Ltd. .......................            69,641

                                                                         101,775

Electric - Integrated - 0.5%
         300  Montana Power Co. ..............................            10,594

Electronic Components - Semiconductors - 2.5%
         690  Advanced Micro Devices, Inc.* ..................            53,303

Electronic Safety Devices - 0.4%
       1,352  Williams PLC ...................................             7,880

Finance - Credit Card - 1.9%
         780  American Express Co. ...........................            40,657

Finance - Investment Bankers/Brokers - 1.3%
         240  Merrill Lynch & Company, Inc. ..................            27,600

Internet Software - 0.5%
         450  PSINet, Inc.* ..................................            11,306

See Notes to Schedules of Investments.

26  Janus Aspen Series / June 30, 2000

                                           Janus|Aspen Strategic Value Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Life and Health Insurance - 0.8%
         745  John Hancock Financial Services, Inc.* .........   $        17,647

Machinery - Construction and Mining - 0.3%
         525  Terex Corp.* ...................................             7,416

Medical - Outpatient and Home Medical Care - 0.8%
       1,450  Apria Healthcare Group, Inc.* ..................            17,763

Medical Products - 2.4%
         505  Johnson & Johnson ..............................            51,447

Money Center Banks - 2.4%
         445  Bank of New York Company, Inc. .................            20,693
         420  Chase Manhattan Corp.* .........................            19,346
       1,000  DBS Group Holdings, Ltd. .......................            12,840

                                                                          52,879

Multimedia - 0.4%
         120  Viacom, Inc. - Class B* ........................             8,182

Networking Products - 2.1%
         805  3Com Corp.* ....................................            46,388

Oil Companies - Integrated - 2.5%
         905  Coastal Corp. ..................................            55,092

Oil Refining and Marketing - 2.1%
       2,500  SK Corp. .......................................            45,853

Pipelines - 2.1%
         285  Enron Corp. ....................................            18,383
         820  Kinder Morgan, Inc. ............................            28,341

                                                                          46,724

Printing - Commercial - 2.0%
       1,160  Valassis Communications, Inc.* .................            44,225

Publishing - Newspapers - 1.2%
         660  New York Times Co. - Class A ...................            26,070

Retail - Apparel and Shoe - 0.4%
         560  Ross Stores, Inc. ..............................             9,555

Retail - Discount - 2.0%
       2,285  TJX Companies, Inc. ............................            42,844

Retail - Office Supplies - 1.0%
       1,380  Staples, Inc.* .................................            21,217

Retail - Restaurants - 0.3%
         300  Jack in the Box, Inc.* .........................             7,387

Telephone - Integrated - 3.9%
       1,700  SBC Communications, Inc. .......................            73,525
         215  Telefonos de Mexico S.A. (ADR) .................            12,282

                                                                          85,807

Television - 2.4%
         950  SBS Broadcasting S.A.* .........................            51,775

Transportation - Truck - 1.0%
         915  CNF Transportation, Inc. .......................            20,816
--------------------------------------------------------------------------------
Total Common Stock (cost $1,279,854) .........................         1,293,937
--------------------------------------------------------------------------------
Repurchase Agreements - 18.4%
$    200,000  ABN AMRO Securities, Inc., 6.85%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $200,114 collateralized
                 by $102,003 in Fannie Mae, 5.9142%-
                 7.6562%, 2/25/24-4/18/28; $52,799 in
                 Freddie Mac, 7.1512%-7.5875%,
                 2/15/24-11/15/28; $149,010 in Ginnie
                 Mae, 6.40%-7.50%, 4/20/22-2/16/30;
                 with respective values of $50,090,
                 $23,406 and $130,504 ........................   $       200,000
     200,000  Morgan Stanley Dean Witter & Co., 6.80%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $200,113 collateralized
                 by $228,205 in Fannie Mae, 0.65%-
                 10.25%, 1/1/06-6/1/30; $276,282 in
                 Freddie Mac, 0%-8.40%, 7/15/10-
                 12/1/29; with respective values of
                 $75,265 and $128,812 ........................           200,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $400,000) ..................           400,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 20.7%
              Fannie Mae
     150,000     6.43%, 7/5/00 ...............................           149,893
              Federal Farm Credit Bank
     200,000     6.43%, 7/14/00 ..............................           199,535
              Freddie Mac
     100,000     6.43%, 7/20/00 ..............................            99,661
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $449,089) .....           449,089
--------------------------------------------------------------------------------
Total Investments (total cost $2,128,943) - 98.6% ............         2,143,026
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.4%             29,963
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $     2,172,989
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Bermuda                                       3.2%               $        69,641
Luxembourg                                    2.4%                        51,775
Mexico                                        1.5%                        31,099
Singapore                                     0.6%                        12,840
South Korea                                   2.1%                        45,853
United Kingdom                                0.4%                         7,880
United States++                              89.8%                     1,923,938
--------------------------------------------------------------------------------
Total                                       100.0%               $     2,143,026

++   Includes Short-Term Securities (50.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  27

Janus|Aspen International Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

For the six months ended June 30, 2000, Janus Aspen International Growth Portfolio returned 2.90% for its Institutional Shares, 2.67% for its Retirement Shares and 2.77% for its Service Shares. This performance compared favorably with the Portfolio's benchmark, the Morgan Stanley Capital International EAFE Index, which declined (4.06%).(1)

Our performance notwithstanding, the environment for international equities proved increasingly challenging. Throughout the period, European markets struggled with uneven economic growth and weakness in the euro currency, which fueled inflation fears. In an attempt to contain inflation below the European Union's self-imposed 2% limit, the European Central Bank initiated a series of interest rate hikes. Meanwhile, Asia and Latin America fared better, bolstered by improving economic fundamentals. In Japan, a growing budget deficit and lackluster economy held back most equities, as technology and telecommunications stocks led the Nikkei 225 Index below 17,000 for the first time this year.

Volatility, which has come to characterize the market's behavior, intensified throughout the period. While a number of market indices rose to all-time highs, the breadth of the advance had been markedly narrow. Since March, however, the very same stocks that fueled the bull market, namely technology and other so-called "new economy" issues, ignited several broad sell-offs as investors engaged in a round of profit-taking. Attention was then redirected to "old economy" companies, including pharmaceuticals, financials and some select cyclical or economically sensitive stocks. For the most part, though, the markets appeared to settle into a trading range, moving abruptly in either direction from one day to the next.

In this type of market environment, we believe it is particularly important to identify individual opportunities capable of transcending short-term fluctuations. While we acknowledge the impact of economic and market events, our focus continues to be on companies that combine dominant franchises, outstanding products and forward-thinking management. Optical networking has proven to be a fertile area for us, and in this group, Canada's Nortel Networks was a standout. The boom in global Internet usage has created numerous opportunities for companies providing the basic networking infrastructure. Nortel is a leader in photonics technology, which employs dense wave division multiplexing to increase the capacity of existing fiber-optic lines. With its optical division expected to make up nearly half the company's revenues by year end and with strong growth in wireless infrastructure and access, Nortel is developing a dominant franchise across the most promising areas of the telecom equipment universe.

As businesses continue to embrace the power of the Internet, the need for products that safeguard communications and e-commerce transactions becomes more and more critical. Our holdings in Israel's Check Point Software Technologies, which dominates firewall software, advanced following a significant new-product announcement. Although Check Point is perceived as an Internet-related company, it nimbly navigated extreme market volatility.

Another positive contributor was longtime holding, Philips Electronics. The company's semiconductor division continued to experience robust demand for its chips, particularly from manufacturers of telephones and digital TVs. In addition, its 1999 acquisition of chip-maker VLSI has raised its profile in semiconductors for digital and wireless devices.

Despite these successes, several of our holdings fell short of expectations. Sony, one of Japan's most visible companies, fell significantly despite its dominance in the video-game console business. NTT DoCoMo, another Japanese bellwether, also declined even as the company's international strategy for its wireless Internet business gained momentum and growth continued to accelerate. We believe much of the selling in Sony and NTT DoCoMo was related to profit-taking after long periods of strength, and, as a result, our optimism surrounding both companies remains intact.

Looking ahead, we remain generally optimistic regarding the future of international markets. Although impacted by liquidity issues related to rising U.S. interest rates, prospects for Asia and emerging markets appear considerably brighter. Europe, however, while experiencing solid economic growth, will likely see further volatility until the euro stabilizes. In anticipation, we have let our cash position build in order to increase our flexibility as compelling investment opportunities arise. Still, we will stay focused on the fundamentals of individual companies, carefully watching valuation levels and investing in businesses we believe can generate strong results in any economic environment.

In closing, we would like to thank you for your investment and confidence in Janus Aspen International Growth Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             78.7%                 90.3%
   Foreign                                           74.3%                 82.0%
Top 10 Equities                                      28.7%                 31.8%
Number of Stocks                                       138                   123
Cash, Cash Equivalents
   & Fixed-Income Securities                         21.3%                  9.7%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

28  Janus Aspen Series / June 30, 2000

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)
   1 Year                                                                 70.41%
   5 Year                                                                 32.44%
   From Inception                                                         26.23%
--------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index(2)
   1 Year                                                                 17.16%
   5 Year                                                                 11.33%
   From Inception Date of Institutional Shares                             9.53%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                 69.58%
   5 Year                                                                 31.23%
   From Portfolio Inception                                               25.23%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 67.81%
   5 Year                                                                 32.16%
   From Portfolio Inception                                               26.23%
--------------------------------------------------------------------------------
Returns shown for Retirement and Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement and Service Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waived a portion of the Portfolio's expenses for certain periods. Without such waiver, the Portfolio's total returns for each class would have been lower. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. EAFE stands for Europe, Australasia and the Far East. Neither the U.S. market nor the emerging markets of Latin America and Eastern Europe are represented in EAFE. Foreign investing involves special risks such as currency fluctuation and political uncertainty. Past performance does not guarantee future results.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

This Portfolio may invest in initial public offerings (IPO's). IPO's and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 77.3%
Advertising Sales - 0.8%
     559,598  Havas Advertising S.A.** .......................   $    12,847,366

Aerospace and Defense - 0.1%
   1,332,500  Finmeccanica S.p.A.*,** ........................         1,831,677

Agricultural Biotechnology - 0.5%
     162,110  Pharmacia Corp. ................................         8,379,061

Applications Software - 0.3%
     597,031  Sage Group PLC** ...............................         4,799,418

Audio and Video Products - 1.9%
     298,400  Sony Corp.** ...................................        27,921,720
      35,520  Sony Corp. (ADR)** .............................         3,349,980

                                                                      31,271,700

Broadcast Services and Programming - 1.5%
      90,486  EM.TV & Merchandising A.G.** ...................         5,351,789
     286,130  Grupo Televisa S.A. (GDR)* .....................        19,725,087

                                                                      25,076,876

Cable Television - 1.2%
      21,285  Globo Cabo S.A. (ADR) ..........................           295,329
     310,702  Le Groupe Videotron ltee.** ....................         7,213,583
     324,696  Rogers Communications, Inc. - Class B*,** ......         9,193,003
      23,075  Rogers Communications, Inc. - Class B
                 - New York Shares*,** .......................           657,638
     571,878  Telewest Communications PLC*,** ................         1,997,912

                                                                      19,357,465

Cellular Telecommunications - 10.6%
   1,096,000  China Mobile, Ltd.*,** .........................   $     9,666,412
     298,450  China Telecom, Ltd. (ADR)*,** ..................        53,068,141
     119,578  Egyptian Mobile Service Co.* ...................         3,891,692
       1,677  NTT DoCoMo, Inc.** .............................        45,490,751
     560,210  Partner Communications
                 Company, Ltd. (ADR)* ........................         5,321,995
     191,050  Telesp Celular Participacoes S.A. (ADR) ........         8,573,369
  10,765,033  Vodafone AirTouch PLC** ........................        43,066,937
     101,310  Vodafone AirTouch PLC (ADR)** ..................         4,198,033

                                                                     173,277,330

Computer Data Security - 2.1%
     477,632  Baltimore Technologies PLC*,** .................         3,615,435
     146,525  Check Point Software Technologies, Ltd.* .......        31,026,669

                                                                      34,642,104

Computer Services - 1.1%
     529,850  Adcore A.B.* ...................................         4,107,961
      20,720  Atos S.A.*,** ..................................         1,946,472
      20,745  Cap Gemini S.A.** ..............................         3,668,954
     305,067  Getronics N.V.** ...............................         4,722,807
     176,503  Logica PLC** ...................................         4,179,131

                                                                      18,625,325

Computer Software - 0.5%
      48,600  Software A.G.** ................................         4,495,687
     132,029  Tietoenator Oyj** ..............................         4,423,326

                                                                       8,919,013

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  29

Janus|Aspen International Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Computers - Integrated Systems - 1.6%
      81,937  ASM Lithography Holding N.V.*,** ...............   $     3,536,047
      42,537  ASM Lithography Holding N.V. (ADR)*,** .........         1,876,945
   1,377,200  Dimension Data Holdings, Ltd. ..................        11,395,796
      86,000  Fujitsu, Ltd.** ................................         2,983,133
     406,900  Psion PLC** ....................................         3,936,278
     160,735  SEMA Group PLC** ...............................         2,287,365

                                                                      26,015,564

Computers - Micro - 0.9%
  15,368,000  Legend Holdings, Ltd.** ........................        14,884,915

Containers - Paper and Plastic - 0%
       6,923  IFCO Systems N.V.*,** ..........................           185,153
       8,465  IFCO Systems N.V. (ADR)*,** ....................           215,858

                                                                         401,011

Data Processing and Management - 0.2%
       7,520  Autonomy Corp. PLC*,** .........................           902,400
      14,855  Autonomy Corp. PLC (ADR)*,** ...................         1,827,165

                                                                       2,729,565

Distribution and Wholesale - 0.1%
     974,000  Global Tech Holdings, Ltd.** ...................         1,124,562

Diversified Financial Services - 0.1%
     709,917  Egg PLC*,**,+ ..................................         1,837,811

Diversified Operations - 1.0%
     175,194  Bombardier, Inc. - Class B** ...................         4,753,284
   2,042,000  Citic Pacific, Ltd.** ..........................        10,688,037
     264,069  Hays PLC** .....................................         1,477,657

                                                                      16,918,978

Electric Products - 1.8%
      74,670  Samsung Electronics** ..........................        24,711,678
      51,200  Samsung Electronics (GDR)**,+ ..................         4,631,040

                                                                      29,342,718

Electronic Components - 6.1%
       5,726  Celestica, Inc.*,** ............................           278,635
     276,100  Celestica, Inc. - New York Shares*,** ..........        13,701,463
      45,090  Flextronics International, Ltd.*,** ............         3,097,119
     376,158  Koninklijke (Royal) Philips Electronics N.V.** .        17,812,698
     633,983  Koninklijke (Royal) Philips Electronics N.V.
                 - New York Shares** .........................        30,114,193
      97,000  Murata Manufacturing Company, Ltd.** ...........        13,953,866
     664,000  NEC Corp.** ....................................        20,898,757

                                                                      99,856,731

Electronic Components - Semiconductors - 4.0%
     114,520  Chartered Semiconductor
                 Manufacturing, Ltd. (ADR)*,** ...............        10,306,800
       4,200  Rohm Company, Ltd.** ...........................         1,230,606
      96,045  St Assembly Test Services, Ltd. (ADR)*,** ......         2,473,159
     124,441  STMicroelectronics N.V. ** .....................         7,872,993
     257,625  STMicroelectronics N.V .........................
                 - New York Shares** .........................        16,536,305
     119,601  Taiwan Semiconductor Manufacturing
                 Company, Ltd. (ADR)* ........................         4,634,539
     556,630  Taiwan Semiconductor Manufacturing
                 Company, Ltd. (ADR)*,+ ......................        21,604,202

                                                                      64,658,604

Electronic Connectors - 0.2%
      25,400  Hirose Electric Company, Ltd.** ................         3,963,592

Electronic Safety Devices - 0.3%
     815,426  Williams PLC** .................................   $     4,752,723

Fiber Optics - 1.3%
     392,225  Completel Europe N.V ...........................         4,887,773
       6,070  E-Tek Dynamics, Inc.* ..........................         1,601,342
     128,084  JDS Uniphase Corp.* ............................        15,354,070

                                                                      21,843,185

Food - Catering - 0.3%
     372,740  Compass Group PLC** ............................         4,912,154

Food - Dairy Products - 0.3%
      91,915  Koninklijke Numico N.V.** ......................         4,379,003

Food - Diversified - 0.2%
      77,159  Unilever N.V.** ................................         3,553,959

Human Resources - 0.3%
     220,552  Capita Group PLC** .............................         5,399,061

Internet Content - 0.6%
     169,295  Melbourne IT Ltd.* .............................           852,523
      63,600  Softbank Corp.** ...............................         8,656,209

                                                                       9,508,732

Internet Software - 0.3%
      27,420  Commtouch Software, Ltd.* ......................           891,150
      59,475  GEO Interactive Media Group PLC*,**,+ ..........         1,134,494
     805,926  Interactive Investor International PLC*,** .....           567,342
       4,907  Intershop Communications A.G.*,** ..............         2,224,896

                                                                       4,817,882

Life and Health Insurance - 0.4%
     476,771  Prudential PLC** ...............................         6,986,865

Machinery - Electrical - 0.3%
      63,939  Schneider Electric S.A.** ......................         4,474,259

Medical - Biomedical and Genetic - 1.3%
     281,780  Cambridge Antibody Technology
                 Group PLC*,** ...............................        12,754,944
     298,174  Oxford GlycoSciences PLC*,** ...................         8,463,855

                                                                      21,218,799

Medical - Drugs - 2.6%
     352,842  AstraZeneca Group PLC** ........................        16,479,067
       1,885  AstraZeneca Group PLC (ADR)** ..................            87,653
       8,524  Serono S.A. - Class B** ........................         7,129,260
     451,000  Shionogi & Company, Ltd.** .....................         8,589,339
     129,000  Takeda Chemical Industries, Ltd.** .............         8,486,080
      35,000  Yamanouchi Pharmaceutical Company, Ltd.** ......         1,915,379

                                                                      42,686,778

Medical Products - 0.2%
       6,080  Synthes-Stratec, Inc.*,**,+ ....................         2,766,400

Metal Processors and Fabricators - 0.6%
     487,273  Assa Abloy A.B. - Class B ......................         9,833,545

Money Center Banks - 2.0%
   1,743,295  Banco Bilbao Vizcaya Argentaria S.A.** .........        26,152,768
     203,525  DBS Group Holdings, Ltd.** .....................         2,613,252
     474,000  Fuji Bank, Ltd.** ..............................         3,610,950

                                                                      32,376,970

Multimedia - 0.7%
      99,002  Corus Entertainment, Inc. - Class B*,** ........         2,639,305
       9,630  News Corporation, Ltd. (ADR) ...................           524,835
     328,524  Shaw Communications, Inc. - Class B** ..........         8,092,980

                                                                      11,257,120

See Notes to Schedules of Investments.

30  Janus Aspen Series / June 30, 2000

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Oil Companies - Integrated - 2.9%
     579,010  Petroleo Brasileiro S.A. (ADR) .................   $    17,080,332
     201,530  Total Fina Elf S.A.** ..........................        31,025,421

                                                                      48,105,753

Petrochemicals - 0.6%
     616,349  Reliance Industries, Ltd. ......................         4,703,569
     252,960  Reliance Industries, Ltd. (GDR)+ ...............         5,375,400

                                                                      10,078,969

Property and Casualty Insurance - 0.1%
     189,000  Tokio Marine & Fire Insurance
                 Company, Ltd.** .............................         2,186,510

Publishing - Newspapers - 0.1%
     154,000  Singapore Press Holdings, Ltd.** ...............         2,404,889

Recycling - 0.5%
     295,504  Tomra Systems A.S.A ............................         7,865,162

Retail - Diversified - 0.1%
      33,000  Ito-Yokado Company, Ltd.** .....................         1,989,953

Security Services - 0.8%
     578,488  Securitas A.B. - Class B .......................        12,333,901

Telecommunication Equipment - 12.6%
       2,805  ADVA A.G. Optical Networking** .................         1,599,861
     181,735  Alcatel S.A.** .................................        11,968,170
     143,187  Alcatel S.A. (ADR)** ...........................         9,521,936
      76,815  Comverse Technology, Inc.* .....................         7,143,795
     955,760  Datacraft Asia, Ltd.** .........................         8,410,688
     504,291  Nokia Oyj** ....................................        25,838,147
   1,118,025  Nokia Oyj (ADR)** ..............................        55,831,373
      42,309  Nortel Networks Corp.** ........................         2,932,592
     615,223  Nortel Networks Corp. - New York Shares** ......        41,988,970
   1,098,056  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ...        21,961,120
     920,512  Telefonaktiebolaget L.M. Ericsson A.B
                 - Class B ...................................        18,314,261

                                                                     205,510,913

Telecommunication Services - 4.5%
     283,210  Amdocs, Ltd.* ..................................        21,736,368
     179,405  China Unicom, Ltd. (ADR)*,** ...................         3,812,356
     283,235  COLT Telecom Group PLC*,** .....................         9,433,368
      27,220  Dacom Corp. ....................................         3,942,669
      95,786  Energis PLC*,** ................................         3,593,358
      84,360  FirstCom Corp.* ................................         1,270,673
     125,000  GT Group Telecom, Inc. - Class B
                 - New York Shares*,** .......................         1,976,563
     183,450  Infonet Services Corp. - Class B* ..............         2,189,934
     142,951  NTL, Inc.* .....................................         8,559,191
     465,760  SK Telecom Company, Ltd. (ADR) .................        16,912,910

                                                                      73,427,390

Telephone - Integrated - 5.6%
         545  Nippon Telegraph & Telephone Corp.** ...........         7,263,129
     972,439  Telefonica S.A.*,** ............................        20,973,810
      62,200  Telefonica S.A. (ADR)*,** ......................         3,984,688
     834,875  Telefonos de Mexico S.A. (ADR) .................        47,692,234
     200,134  Versatel Telecom International N.V.*,** ........         8,441,235
      97,810  Viatel, Inc.* ..................................         2,793,698

                                                                      91,148,794

Television - 0.2%
      16,327  Canal Plus S.A.** ..............................         2,754,555

Tobacco - 0.3%
         578  Japan Tobacco, Inc.** ..........................         5,086,109

Wire and Cable Products - 0.7%
     521,000  Furukawa Electric Company, Ltd.** ..............   $    10,907,359
--------------------------------------------------------------------------------
Total Common Stock (cost $998,902,560) .......................     1,265,329,078
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Cable Television - 0%
$    330,000  United Pan-Europe Communications N.V.
                 11.25%, senior notes, due 2/1/10**
                 (cost $327,600) .............................           293,700
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 0.4%
       2,367  Porsche A.G.** .................................         6,466,593

Insurance Brokers - 0.4%
      15,022  Marschollek, Lautenschlaeger und
                 Partner A.G.** ..............................         7,545,560

Multimedia - 0.1%
      19,160  News Corporation, Ltd. (ADR) ...................           910,100

Telephone - Integrated - 0.5%
      83,365  Telecomunicacoes Brasileiras S.A. (ADR) ........         8,096,826
--------------------------------------------------------------------------------
Total Preferred Stock (cost $15,839,708) .....................        23,019,079
--------------------------------------------------------------------------------
Repurchase Agreement - 2.6%
$ 42,600,000  Morgan Stanley Dean Witter & Co., 6.75%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $42,623,963 collateralized
                 by $48,607,703 in Fannie Mae, 0.65%-
                 10.25%, 1/1/06-6/1/30; $58,848,009 in
                 Freddie Mac, 0%-8.40%, 7/15/10-12/1/29;
                 with respective values of $16,031,495
                 and $27,436,987 (cost $42,600,000) ..........        42,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 18.2%
              Federal Home Loan Bank System:
  25,000,000     5.82%, 7/14/00 ..............................        24,947,458
  50,000,000     5.78%, 7/19/00 ..............................        49,855,500
  25,000,000     5.94%, 7/21/00 ..............................        24,917,500
  50,000,000     6.36%, 8/18/00 ..............................        49,576,000
  50,000,000     5.87%, 9/8/00 ...............................        49,397,500
  50,000,000     6.40%, 9/18/00 ..............................        49,308,000
  50,000,000     6.02%, 9/22/00 ..............................        49,272,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $297,337,722) ...........       297,273,958
--------------------------------------------------------------------------------
Total Investments (total cost $1,355,007,590) - 99.5% ........     1,628,515,815
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%          8,725,249
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $ 1,637,241,064
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  31

Janus|Aspen International Growth Portfolio

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Australia                                     0.2%               $     2,287,458
Brazil                                        2.1%                    34,045,856
Canada                                        5.7%                    93,428,016
Egypt                                         0.2%                     3,891,692
Finland                                       5.3%                    86,092,846
France                                        6.3%                   102,616,443
Germany                                       1.7%                    27,684,386
Hong Kong                                     5.7%                    93,244,421
India                                         0.6%                    10,078,969
Israel                                        2.4%                    38,374,308
Italy                                         0.1%                     1,831,677
Japan                                        11.0%                   178,483,423
Mexico                                        4.1%                    67,417,321
Netherlands                                   4.9%                    80,019,369
Norway                                        0.5%                     7,865,162
Singapore                                     1.6%                    26,208,788
South Africa                                  0.7%                    11,395,796
South Korea                                   3.1%                    50,198,297
Spain                                         3.1%                    51,111,266
Sweden                                        4.1%                    66,550,788
Switzerland                                   0.6%                     9,895,660
Taiwan                                        1.6%                    26,238,741
United Kingdom                                9.1%                   147,555,933
United States++                              25.3%                   411,999,199
--------------------------------------------------------------------------------
Total                                       100.0%               $ 1,628,515,815

++   Includes Short-Term Securities (4.4% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2000

CURRENCY SOLD AND                    CURRENCY           CURRENCY      UNREALIZED
SETTLEMENT DATE                    UNITS SOLD    VALUE IN $ U.S.     GAIN/(LOSS)
--------------------------------------------------------------------------------
British Pound 9/22/00               5,500,000     $    8,357,800   $     403,838
British Pound 9/29/00              17,500,000         26,596,500       1,186,500
British Pound 10/5/00               9,500,000         14,440,000         594,700
British Pound 1/26/01                 800,000          1,219,040           5,360
Canadian Dollar 9/22/00             8,900,000          6,028,177         104,172
Canadian Dollar 11/17/00            6,100,000          4,138,118        (12,315)
Euro 9/8/00                        13,200,000         12,650,880       (456,068)
Euro 9/22/00                        8,800,000          8,440,960          51,128
Euro 9/29/00                       26,300,000         25,237,480         230,125
Euro 11/17/00                      14,200,000         13,664,660       (671,944)
Euro 1/19/01                        3,000,000          2,897,400        (62,040)
Euro 1/26/01                       18,300,000         17,679,630         135,343
Hong Kong Dollar
   3/16/01                        241,000,000         30,931,143             723
Hong Kong Dollar
   5/7/01                         169,000,000         21,694,480       (150,419)
Hong Kong Dollar
   5/10/01                        166,000,000         21,309,371        (67,134)
Hong Kong Dollar
   6/27/01                         60,400,000          7,754,028           (866)
Japanese Yen 9/1/00             1,400,000,000         13,368,882       (146,478)
Japanese Yen 9/8/00             4,720,000,000         45,128,123         509,105
Japanese Yen 9/14/00              700,000,000          6,699,853          43,040
Japanese Yen 9/29/00              160,000,000          1,535,487          22,449
Japanese Yen 10/5/00              405,000,000          3,891,058         110,918
Japanese Yen 11/17/00             850,700,000          8,239,329       (209,312)
Japanese Yen 1/19/01               35,000,000            342,990         (2,026)
Singapore Dollar 7/16/01            2,300,000          1,387,214          35,629
South Korean Won
   1/26/01                        420,000,000            375,402         (1,071)
South Korean Won
   2/8/01                       1,247,000,000          1,114,487           (955)
South Korean Won
   2/15/01                      1,750,000,000          1,563,896             349
Swiss Franc 9/8/00                  1,900,000          1,171,899           5,666
Swiss Franc 10/5/00                   950,000            587,362         (4,182)
--------------------------------------------------------------------------------
Total                                             $  308,445,649   $   1,654,235

See Notes to Schedules of Investments.

32  Janus Aspen Series / June 30, 2000

                                          Janus|Aspen Worldwide Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

For the six months ended June 30, 2000, Janus Aspen Worldwide Growth Portfolio gained 2.06% for its Institutional Shares, 1.82% for its Retirement Shares and 1.95% for its Service Shares. This compares with a (3.73%) decline posted by the Morgan Stanley Capital International World Index.(1)

Judging by our modest gains, the environment for global equities proved increasingly challenging. In the U.S., growing inflation concerns prompted the Federal Reserve to raise short-term interest rates on three separate occasions. Although the effects of monetary tightening were slow in coming, signs of an economic pullback appeared late in the period. At the same time, European markets struggled with uneven economic growth and weakness in the euro currency, also fueling inflation fears. Meanwhile, the emerging markets of Asia and Latin America fared better, bolstered by improving economic fundamentals. In contrast, Japanese equities, particularly technology and telecommunications stocks, were pressured by a growing budget deficit and lackluster economy.

Against this backdrop, the market volatility increased dramatically. During the first half of the period, demand for a narrow group of technology, telecommunications and other so-called "new economy" stocks drove a number of indices to all-time highs. Beginning in March, a broad market sell-off took hold, brought on largely by profit-taking in technology issues. Investors then redirected their attention to "old economy" companies including pharmaceuticals and financials. In reality, though, the markets seemed to have no clear direction, experiencing abrupt swings on an almost daily basis.

Macroeconomic and market events aside, we stood by our strategy of identifying individual companies that combine dominant franchises, compelling products and services, and visionary management. In particular, we continued to pursue opportunities with the potential to transcend short-term fluctuations, such as optical networking. In this area, Canada's Nortel Networks remained one of our favorites. The company has successfully transformed itself from a telecom equipment supplier to a leading player in Internet infrastructure. As a dominant force in photonics, which increases the capacity of existing fiber-optic lines, Nortel's optical revenues are growing at an impressive 150% annually. Recent acquisitions, focused on next-generation technology, could ensure that Nortel maintains or even extends its franchise.

As the Internet becomes more of a marketing and procurement tool in the business-to-business space, safeguarding communications and e-commerce transactions takes on even greater importance. Israel's Check Point Software Technologies, which has assumed a first-mover advantage in firewall software, recently announced the introduction of new systems that secure a number of integrated applications from one central location. Superior fundamentals pushed Check Point substantially higher during the period despite the dramatic declines of many Internet-related companies.

The rapid growth of the Internet is also driving demand for data storage. U.S.-based EMC, the leader in high-end computer storage software, benefited from its new line of network-attached storage systems aimed at the middle market. EMC's technological edge is impressive and has resulted in substantial pricing power over its competition.

These successes aside, market volatility took its toll on several of our holdings. Japanese telecom giant NTT DoCoMo declined even as its wireless Internet service experienced rapid growth. Sony, the Japanese consumer electronics bellwether, fell significantly despite its dominance in the popular video-game console business. In either case, profit-taking may have contributed to much of the selling. At this writing, our research reflects improving fundamentals, and, as a result, we have maintained both positions.

Going forward, we remain generally optimistic regarding the future of the global economy. Prospects for Asia and emerging markets appear considerably brighter. In the near term, however, lingering economic uncertainty, particularly with regard to nascent inflationary pressures and the interest rate environment globally, will likely lead to further volatility. The same goes for the U.S., even though it may be nearing the end of its tightening cycle. Therefore, we have let our cash position build slightly, allowing us to revisit companies that provide compelling buying opportunities. Still, we will stay focused on the fundamentals of individual companies, carefully watching valuation levels and investing in businesses we believe can generate strong results in any economic environment.

In closing, we would like to thank you for your investment and confidence in Janus Aspen Worldwide Growth Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             86.3%                 90.4%
   Foreign                                           58.8%                 61.2%
Top 10 Equities                                      30.4%                 34.3%
Number of Stocks                                       146                   130
Cash, Cash Equivalents
   & Fixed-Income Securities                         13.7%                  9.6%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2000  33

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
   1 Year                                                                 48.85%
   5 Year                                                                 31.84%
   From Inception                                                         27.65%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index(2)
   1 Year                                                                 12.19%
   5 Year                                                                 17.07%
   From Inception Date of Institutional Shares                            15.11%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                 48.09%
   5 Year                                                                 31.01%
   From Portfolio Inception                                               26.77%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 47.92%
   5 Year                                                                 31.50%
   From Portfolio Inception                                               27.31%
--------------------------------------------------------------------------------
Returns shown for Retirement and Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement and Service Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waived a portion of the Portfolio's expenses for certain periods. Without such waiver, the Portfolio's total returns for each class would have been lower. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. Foreign investing involves special risks such as currency fluctuation and political uncertainty. Past performance does not guarantee future results.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

SCHEDULE OF INVESTMENTS  (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 85.3%
Aerospace and Defense - 0.1%
   7,580,000  Finmeccanica S.p.A.*,** ........................   $    10,419,594

Agricultural Biotechnology - 0.6%
     991,440  Pharmacia Corp. ................................        51,245,055

Applications Software - 0.5%
     222,485  Microsoft Corp.* ...............................        17,798,800
   3,560,125  Sage Group PLC** ...............................        28,619,165

                                                                      46,417,965

Audio and Video Products - 1.3%
   1,240,800  Sony Corp.** ...................................       116,103,451

Broadcast Services and Programming - 2.9%
   4,083,320  AT&T Corp./Liberty Media Group - Class A* ......        99,020,510
     463,570  Clear Channel Communications, Inc.* ............        34,767,750
     575,713  EM.TV & Merchandising A.G.** ...................        34,050,512
   1,439,960  Grupo Televisa S.A. (GDR)* .....................        99,267,243

                                                                     267,106,015

Cable Television - 1.2%
   1,379,760  Comcast Corp. - Special Class A* ...............        55,880,280
     187,455  Globo Cabo S.A. (ADR) ..........................         2,600,938
     129,480  Le Groupe Videotron ltee.** ....................         3,006,143
     941,834  Rogers Communications, Inc. - Class B*,** ......        26,665,814
     209,740  Rogers Communications, Inc. - Class B
                 - New York Shares*,** .......................         5,977,590
   3,614,691  Telewest Communications PLC*,** ................        12,628,278

                                                                     106,759,043

Cellular Telecommunications - 11.3%
   8,598,000  China Mobile, Ltd.*,** .........................        75,831,943
   1,967,180  China Telecom, Ltd. (ADR)*,** ..................       349,789,194
     334,429  Egyptian Mobile Service Co.* ...................        10,884,066
      10,629  NTT DoCoMo, Inc.** .............................       288,325,102
  64,421,001  Vodafone AirTouch PLC** ........................       257,724,727
   1,129,825  Vodafone AirTouch PLC (ADR)** ..................        46,817,123

                                                                   1,029,372,155

Commercial Services - 0.3%
     639,435  Paychex, Inc. ..................................   $    26,856,270

Computer Data Security - 1.6%
     533,225  Check Point Software Technologies, Ltd.* .......       112,910,394
     191,645  VeriSign, Inc.* ................................        33,825,343

                                                                     146,735,737

Computer Services - 1.1%
     131,228  Atos S.A.*,** ..................................        12,327,784
     161,445  Cap Gemini S.A.** ..............................        28,553,110
   2,149,764  Getronics N.V.** ...............................        33,280,953
   1,174,742  Logica PLC** ...................................        27,814,832

                                                                     101,976,679

Computer Software - 0.3%
      78,063  Software A.G.** ................................         7,221,127
     731,101  Tietoenator Oyj** ..............................        24,493,847

                                                                      31,714,974

Computers - Integrated Systems - 1.7%
     521,949  ASM Lithography Holding N.V.*,** ...............        22,525,062
     205,635  ASM Lithography Holding N.V. (ADR)*,** .........         9,073,644
   8,803,100  Dimension Data Holdings, Ltd. ..................        72,842,238
     963,000  Fujitsu, Ltd.** ................................        33,404,156
   1,034,991  SEMA Group PLC** ...............................        14,728,605

                                                                     152,573,705

Computers - Memory Devices - 1.3%
   1,275,080  EMC Corp.* .....................................        98,101,468
     177,390  VERITAS Software Corp.* ........................        20,047,842

                                                                     118,149,310

Computers - Micro - 1.0%
  15,592,000  Legend Holdings, Ltd.** ........................        15,101,873
     818,740  Sun Microsystems, Inc.* ........................        74,454,169

                                                                      89,556,042

See Notes to Schedules of Investments.

34  Janus Aspen Series / June 30, 2000

                                          Janus|Aspen Worldwide Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Data Processing and Management - 0.2%
      47,856  Autonomy Corp. PLC*,** .........................   $     5,742,720
      85,585  Autonomy Corp. PLC (ADR)*,** ...................        10,526,955

                                                                      16,269,675

Diversified Operations - 1.9%
  12,700,000  Citic Pacific, Ltd.** ..........................        66,473,099
   1,687,155  General Electric Co. ...........................        89,419,215
   2,473,907  Hays PLC** .....................................        13,843,301

                                                                     169,735,615

E-Commerce - 0.2%
     474,720  Amazon.com, Inc.* ..............................        17,238,270

Electric Products - 1.7%
     456,110  Samsung Electronics** ..........................       150,947,412

Electronic Components - 4.9%
      50,654  Celestica, Inc.*,** ............................         2,464,890
   1,303,315  Celestica, Inc. - New York Shares*,** ..........        64,677,007
     129,520  Flextronics International, Ltd.* ...............         8,896,405
   2,629,971  Koninklijke (Royal) Philips Electronics N.V.** .       124,540,427
   1,584,774  Koninklijke (Royal) Philips Electronics N.V.
                 - New York Shares** .........................        75,276,765
     267,550  Lattice Semiconductor Corp.* ...................        18,494,394
     400,000  Murata Manufacturing Company, Ltd.** ...........        57,541,714
   3,175,000  NEC Corp.** ....................................        99,930,052

                                                                     451,821,654

Electronic Components - Semiconductors - 2.1%
     200,360  Applied Materials, Inc.* .......................        18,157,625
     569,585  Conexant Systems, Inc.* ........................        27,696,071
      38,900  Rohm Company, Ltd.** ...........................        11,397,758
   1,104,368  STMicroelectronics N.V.** ......................        69,869,911
     156,105  STMicroelectronics N.V.
                 - New York Shares** .........................        10,019,990
     820,580  Texas Instruments, Inc. ........................        56,363,589

                                                                     193,504,944

Electronic Connectors - 0.1%
      58,000  Hirose Electric Company, Ltd.** ................         9,050,722

Enterprise Software and Services - 0.3%
     305,830  BEA Systems, Inc.* .............................        15,119,471
     160,540  i2 Technologies, Inc.* .........................        16,738,803

                                                                      31,858,274

Fiber Optics - 1.9%
     276,605  Corning, Inc. ..................................        74,648,774
      49,220  E-Tek Dynamics, Inc.* ..........................        12,984,851
     727,910  JDS Uniphase Corp.* ............................        87,258,211

                                                                     174,891,836

Finance - Credit Card - 0.6%
   1,075,725  American Express Co. ...........................        56,072,166

Food - Catering - 0.3%
   1,902,740  Compass Group PLC** ............................        25,075,258

Food - Dairy Products - 0.1%
     264,029  Koninklijke Numico N.V.** ......................        12,578,836

Food - Diversified - 0.2%
     447,442  Unilever N.V.** ................................        20,609,328

Human Resources - 0.4%
   1,531,133  Capita Group PLC** .............................        37,481,773

Instruments - Scientific - 0.2%
     302,720  PE Corp./PE Biosystems Group ...................        19,941,680

Internet Content - 0.4%
     284,300  Softbank Corp.** ...............................   $    38,694,345

Internet Software - 0.7%
     731,610  America Online, Inc.* ..........................        38,592,428
      28,394  Intershop Communications A.G.*,** ..............        12,874,197
     257,700  Phone.com, Inc.* ...............................        16,782,713

                                                                      68,249,338

Life and Health Insurance - 0.7%
   4,083,580  Prudential PLC** ...............................        59,843,035

Machinery - Electrical - 0.3%
     387,319  Schneider Electric S.A.** ......................        27,103,421

Medical - Biomedical and Genetic - 0.6%
     133,830  Genentech, Inc.* ...............................        23,018,760
      74,440  Human Genome Sciences, Inc. ....................         9,928,435
      25,570  Incyte Genomics, Inc. ..........................         2,101,534
     101,215  Incyte Genomics, Inc.*,ss.,+ ...................         7,798,695
      12,905  Millennium Pharmaceuticals, Inc.* ..............         1,443,747
     124,245  PE Corp./Celera Genomics Group .................        11,616,908

                                                                      55,908,079

Medical - Drugs - 3.8%
   1,800,168  AstraZeneca Group PLC** ........................        84,074,713
      14,695  AstraZeneca Group PLC (ADR)** ..................           683,318
   2,607,704  Pfizer, Inc. ...................................       125,169,792
     399,385  Schering-Plough Corp. ..........................        20,168,942
     309,320  Sepracor, Inc.* ................................        37,311,725
     949,000  Takeda Chemical Industries, Ltd.** .............        62,428,601
     317,000  Yamanouchi Pharmaceutical Company, Ltd.** ......        17,347,863

                                                                     347,184,954

Medical Instruments - 0.7%
   1,364,140  Medtronic, Inc. ................................        67,951,224

Medical Products - 1.2%
     798,115  Johnson & Johnson ..............................        81,307,966
      51,851  Synthes-Stratec, Inc.*,+ .......................        23,592,205

                                                                     104,900,171

Metal Processors and Fabricators - 0.8%
   3,505,541  Assa Abloy A.B. - Class B ......................        70,744,523

Money Center Banks - 2.4%
   9,770,430  Banco Bilbao Vizcaya Argentaria S.A.** .........       146,575,188
     867,885  Chase Manhattan Corp. ..........................        39,976,953
   4,205,000  Fuji Bank, Ltd.** ..............................        32,033,854

                                                                     218,585,995

Multimedia - 3.9%
      63,360  News Corporation, Ltd. (ADR) ...................         3,453,120
   1,870,517  Shaw Communications, Inc. - Class B** ..........        46,078,999
   2,712,145  Time Warner, Inc. ..............................       206,123,020
   1,536,570  Viacom, Inc. - Class B* ........................       104,774,867

                                                                     360,430,006

Networking Products - 4.1%
     743,610  3Com Corp.* ....................................        42,850,526
   5,198,535  Cisco Systems, Inc.* ...........................       330,431,881

                                                                     373,282,407

Oil Companies - Integrated - 2.3%
   3,187,210  Petroleo Brasileiro S.A. (ADR) .................        94,020,145
     760,302  Total Fina Elf S.A.** ..........................       117,048,032

                                                                     211,068,177

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  35

Janus|Aspen Worldwide Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Petrochemicals - 0.6%
   5,958,180  Reliance Industries, Ltd. ......................   $    45,468,903
     393,795  Reliance Industries, Ltd. (GDR)+ ...............         8,368,144

                                                                      53,837,047

Pipelines - 0.4%
     561,590  Enron Corp. ....................................        36,222,555

Property and Casualty Insurance - 0.2%
   1,643,000  Tokio Marine & Fire Insurance
                 Company, Ltd.** .............................        19,007,593

Radio - 0.2%
     190,300  AMFM, Inc.* ....................................        13,130,700
     154,760  Infinity Broadcasting Corp. - Class A* .........         5,639,068

                                                                      18,769,768

Retail - Apparel and Shoe - 0.2%
     698,965  Gap, Inc. ......................................        21,842,656

Retail - Diversified - 0.2%
     271,000  Ito-Yokado Company, Ltd.** .....................        16,341,733

Retail - Office Supplies - 0.1%
     508,940  Staples, Inc.* .................................         7,824,953

Security Services - 0.7%
   3,070,394  Securitas A.B. - Class B .......................        65,463,651

Telecommunication Equipment - 9.9%
   1,165,155  Alcatel S.A.** .................................        76,731,357
     367,019  Alcatel S.A. (ADR)** ...........................        24,406,763
     468,090  Comverse Technology, Inc.* .....................        43,532,370
   4,798,909  Nokia Oyj** ....................................       245,879,695
   3,802,560  Nokia Oyj (ADR)** ..............................       189,890,340
   2,363,640  Nortel Networks Corp. - New York Shares** ......       161,318,430
     137,800  QUALCOMM, Inc.* ................................         8,268,000
   3,468,508  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ...        69,370,160
   4,335,688  Telefonaktiebolaget L.M. Ericsson A.B
                 - Class B ...................................        86,261,689

                                                                     905,658,804

Telecommunication Services - 4.4%
   1,251,515  Amdocs, Ltd.* ..................................        96,053,776
     186,578  Carrier 1 International S.A.* ..................        10,552,245
   1,017,155  China Unicom, Ltd. (ADR)*,** ...................        21,614,544
   2,467,131  COLT Telecom Group PLC*,** .....................        82,169,772
      65,150  Dacom Corp.** ..................................         9,436,624
   1,294,866  Energis PLC*,** ................................        48,576,175
   1,535,670  Infonet Services Corp. - Class B* ..............        18,332,061
     310,635  Level 3 Communications, Inc.* ..................        27,335,880
     393,413  NTL, Inc.* .....................................        23,555,603
   1,665,790  SK Telecom Company, Ltd. (ADR)** ...............        60,488,999

                                                                     398,115,679

Telephone - Integrated - 5.0%
     242,675  AT&T Corp. .....................................         7,674,597
       1,157  Nippon Telegraph & Telephone Corp.** ...........        15,419,157
   8,733,004  Telefonica S.A.*,** ............................       188,355,635
     508,916  Telefonica S.A. (ADR)*,** ......................        32,602,431
   3,558,810  Telefonos de Mexico S.A. (ADR) .................       203,297,021
     313,130  Viatel, Inc.* ..................................         8,943,776

                                                                     456,292,617

Television - 0.2%
     101,843  Canal Plus S.A.** ..............................        17,182,102

Wire and Cable Products - 1.0%
   4,356,000  Furukawa Electric Company, Ltd.** ..............        91,194,732
--------------------------------------------------------------------------------
Total Common Stock (cost $5,400,069,132) .....................     7,793,763,003
--------------------------------------------------------------------------------
Corporate Bond - 0%
Cable Television - 0%
$  2,750,000  United Pan-Europe Communications N.V.
                 11.25%, senior notes, due 2/1/10
                 (cost $2,729,994)** .........................   $     2,447,500
--------------------------------------------------------------------------------
Preferred Stock - 1.0%
Automotive - Cars and Light Trucks - 0.3%
      11,997  Porsche A.G.** .................................        32,775,548

Multimedia - 0.1%
     135,785  News Corporation, Ltd. (ADR) ...................         6,449,787

Telephone - Integrated - 0.6%
     561,295  Telecomunicacoes Brasileiras S.A. (ADR) ........        54,515,777
--------------------------------------------------------------------------------
Total Preferred Stock (cost $72,285,337 ) ....................        93,741,112
--------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
$ 20,100,000  Morgan Stanley Dean Witter & Co., 6.75%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $20,111,390 collateralized
                 by $22,934,620 in Fannie Mae, 0.65%-
                 10.25%, 1/1/06-6/1/30; $27,766,314 in
                 Freddie Mac, 0%-8.40%, 7/15/10-
                 12/1/29; with respective values of
                 $7,564,156 and $12,945,621
                 (cost $20,100,000) ..........................        20,100,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 4.4%
 240,000,000  Associates Corp. N.A.
                 6.85%, 7/3/00 ...............................       239,908,667
 160,000,000  UBS Financial Corp.
                 7.10%, 7/5/00 ...............................       159,873,778
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
   (amortized cost $399,782,445) .............................       399,782,445
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.6%
              Fannie Mae:
  50,000,000     6.41%, 8/21/00 ..............................        49,545,958
  50,000,000     6.40%, 10/5/00 ..............................        49,129,222
              Federal Home Loan Bank System:
  50,000,000     5.78%, 7/19/00 ..............................        49,855,500
  60,000,000     5.94%, 7/21/00 ..............................        59,802,000
  30,000,000     5.97%, 7/28/00 ..............................        29,865,675
  50,000,000     5.84%, 8/14/00 ..............................        49,643,111
  50,000,000     5.92%, 8/18/00 ..............................        49,605,333
  50,000,000     5.86%, 8/31/00 ..............................        49,449,222
  50,000,000     5.87%, 9/8/00 ...............................        49,381,194
  50,000,000     6.45%, 9/13/00 ..............................        49,335,083
  50,000,000     5.89%, 9/15/00 ..............................        49,318,639
  50,000,000     6.40%, 9/18/00 ..............................        49,290,222
  50,000,000     6.46%, 9/27/00 ..............................        49,209,056
  50,000,000     6.53%, 11/10/00 .............................        48,802,361
              Freddie Mac:
  50,000,000     6.42%, 7/7/00 ...............................        49,946,500
  50,000,000     6.40%, 10/6/00 ..............................        49,120,222
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $781,515,925) ...........       781,299,298
--------------------------------------------------------------------------------
Total Investments (total cost $6,676,482,833) - 99.5% ........     9,091,133,358
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%         41,041,261
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $ 9,132,174,619
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

36  Janus Aspen Series / June 30, 2000

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Australia                                     0.1%               $     9,902,907
Brazil                                        1.7%                   151,136,860
Canada                                        3.4%                   310,188,873
Egypt                                         0.1%                    10,884,066
Finland                                       5.1%                   460,263,882
France                                        4.2%                   383,242,470
Germany                                       1.0%                    86,921,384
Hong Kong                                     5.8%                   528,810,653
India                                         0.6%                    53,837,047
Israel                                        1.3%                   112,910,394
Italy                                         0.1%                    10,419,594
Japan                                        10.0%                   908,220,833
Mexico                                        3.3%                   302,564,264
Netherlands                                   3.3%                   300,332,515
South Africa                                  0.8%                    72,842,238
South Korea                                   2.4%                   220,873,035
Spain                                         4.0%                   367,533,254
Sweden                                        3.2%                   291,840,023
Switzerland                                   0.4%                    34,144,450
United Kingdom                                8.3%                   756,349,750
United States++                              40.9%                 3,717,914,866
--------------------------------------------------------------------------------
Total                                       100.0%               $ 9,091,133,358

++   Includes Short-Term Securities (27.7% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2000

CURRENCY SOLD AND                    CURRENCY           CURRENCY      UNREALIZED
SETTLEMENT DATE                    UNITS SOLD    VALUE IN $ U.S.     GAIN/(LOSS)
--------------------------------------------------------------------------------
British Pound 9/8/00               43,700,000     $   66,389,040   $   2,680,599
British Pound 9/22/00              27,000,000         41,029,200       1,982,475
British Pound 9/29/00              37,000,000         56,232,600       2,508,600
British Pound 1/26/01              62,900,000         95,847,020         421,430
Canadian Dollar 9/22/00            10,400,000          7,044,161         121,729
Canadian Dollar 11/17/00           10,800,000          7,326,504        (21,804)
Euro 9/8/00                        18,500,000         17,730,400          84,760
Euro 9/22/00                       53,800,000         51,604,960         312,578
Euro 9/29/00                      150,100,000        144,035,960       1,313,375
Euro 10/5/00                       36,200,000         34,748,380          39,820
Euro 11/17/00                      75,000,000         72,172,500     (3,549,000)
Euro 1/19/01                       26,300,000         25,400,540       (543,884)
Euro 1/26/01                       40,300,000         38,933,830         297,830
Hong Kong Dollar
   3/16/01                      1,116,500,000        143,297,183           1,215
Hong Kong Dollar
   5/7/01                       1,047,000,000        134,403,081     (1,055,959)
Hong Kong Dollar
   5/10/01                      1,046,000,000        134,274,711       (568,705)
Hong Kong Dollar
   6/27/01                        427,000,000         54,817,382         (6,686)
Japanese Yen 9/1/00            11,900,000,000        113,635,496     (1,245,064)
Japanese Yen 9/8/00            14,860,000,000        142,077,098       1,547,139
Japanese Yen 9/14/00            3,900,000,000         37,327,754         239,795
Japanese Yen 9/29/00            2,300,000,000         22,072,619         322,707
Japanese Yen 10/5/00              550,000,000          5,284,153         150,630
Japanese Yen 11/17/00           6,050,000,000         58,596,379     (1,488,583)
Japanese Yen 1/19/01            2,700,000,000         26,459,252       (156,281)
South Korean Won
   1/26/01                      1,700,000,000          1,519,485         (4,334)
South Korean Won
   2/8/01                       4,960,000,000          4,432,925         (3,806)
South Korean Won
   2/15/01                      7,000,000,000          6,255,586           1,398
South Korean Won
   7/16/01                      2,750,000,000          2,456,455       (160,961)
--------------------------------------------------------------------------------
Total                                             $1,545,404,654   $   3,221,013

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  37

Janus|Aspen Global Life Sciences Portfolio

[PHOTO]
Thomas Malley
portfolio manager

From its inception on January 18, 2000, through June 30, 2000, Janus Aspen Global Life Sciences Portfolio declined (13.70%) for its Institutional Shares and (13.80%) for its Service Shares, outpaced by its benchmark, the S&P 500 Index, which returned 0.49%.(1)

The final month of the first quarter was indeed an interesting time to open a Portfolio that focuses primarily on biotechnology, pharmaceuticals and medical devices. After a strong start to the year, much of the biotech sector dropped dramatically in early March after President Clinton recommended that the results of the human genome-mapping project be made available to the public free of charge. Such a move would undermine the leading genome mapping companies' efforts to patent each gene as it was deciphered, which could erode those companies' future prospects. Meanwhile, pharmaceuticals rebounded somewhat in a flight to safety after the Nasdaq Composite Index performed a free-fall from its all-time high. Finally, the Federal Reserve put its own spin on the markets with a quarter-point rate hike in mid-March and a half-point increase in May.

By the end of June, many of our holdings had recovered from their lows, boosted by news that a complete schematic of the human genetic code was nearly finished. Further brightening the picture was the Fed's decision to take a breather after six rate increases over the previous year, although it hinted that an August increase was still a possibility. Higher oil prices also raised the specter of inflation.

Traditionally, pharmaceutical companies are viewed as a defensive position in uncertain markets. In this Portfolio, we certainly aim to benefit from the stability of established drugmakers, but we're also very excited about the possibilities within the biotechnology sector. Over the next five years, we expect biotech companies to create much of the value in the life sciences field, and that's where we believe our commitment to digging beyond the headlines and press releases will pay off.

One biotech company with strong potential value is Sepracor, which alters the essential compounds within existing drugs to generate improved medications. Upon approval by the Food & Drug Administration (FDA), this company either licenses the new-and-improved compounds to the original patent holder or markets the drugs itself. Currently, Sepracor's first stand-alone product Xopenex, a modified version of two previously patented asthma drugs, is on the market. Also, an improved version of Schering-Plough's allergy drug Claritin is under review at the FDA. Along with a group of compounds in late-stage trials, this company has a deep pipeline that should drive rapid growth over the next decade.

Within the realm of genomics, we anticipate strong returns from PE Biosystems Group. PE Biosystems builds a variety of machines for sequencing DNA and analyzing the proteins within the genes. We feel it is the best-positioned genomics tool and equipment company and that its growth will accelerate as the gene sequence mapping is completed and genetic analysis becomes more common.

One of our largest holdings is drugmaker Pfizer, which recently completed its merger with Warner Lambert. Cost savings created by the union are already ahead of schedule, and we expect to see some real synergies in 2001. Ultimately, we believe the company is well-diversified and positioned for growth rates of 20% a year. Powering its current growth is Lipitor, a cholesterol treatment, and Norvasc, a hypertension medication. However, the company's pipeline includes potential products for treating diabetes, schizophrenia and chronic pain.

Through this initial period, our goal has been to establish positions in a select group of companies we believe have significant future potential. The Portfolio is currently balanced between pharmaceuticals and biotechnology, with a smaller weighting in medical devices. Moving ahead, we will continue to invest in biotechnology and attempt to size our positions appropriately relative to risk level.

We've also been exploring the international life science market, which we believe has a number of untapped opportunities. We're expecting the lag between European and U.S. opportunities to close, and we may see volatility emerge as interest in European life sciences companies picks up. Meanwhile, it's a good time to get over there and start learning things ahead of the curve.

Thank you for your investment in Janus Aspen Global Life Sciences Portfolio.

Portfolio Asset Mix (% of Assets)                                  June 30, 2000
--------------------------------------------------------------------------------
Equities                                                                   61.2%
   Foreign                                                                  4.9%
Top 10 Equities                                                            26.4%
Number of Stocks                                                              57
Cash & Cash Equivalents                                                    38.8%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

38  Janus Aspen Series / June 30, 2000

CUMULATIVE TOTAL RETURN(1)
For the Period Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 1/18/00)
   From Inception                                                       (13.70%)
--------------------------------------------------------------------------------
S&P 500 Index
   From Portfolio Inception                                                0.49%
--------------------------------------------------------------------------------
Service Shares (Inception Date 1/18/00)
   From Inception                                                       (13.80%)
--------------------------------------------------------------------------------
The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 61.2%
Agricultural Biotechnology - 3.4%
       9,705  Pharmacia Corp. ................................   $       501,627

Chemicals - Specialty - 1.0%
       3,260  Symyx Technologies, Inc.* ......................           138,907

Cosmetics and Toiletries - 1.8%
       4,320  Colgate-Palmolive Co. ..........................           258,660

Diagnostic Equipment - 0.5%
       1,215  Cytyc Corp.* ...................................            64,851

Drug Delivery Systems - 4.9%
       6,090  ALZA Corp.* ....................................           360,071
       4,520  Andrx Corp.* ...................................           288,927
       1,820  Emisphere Technologies, Inc.* ..................            77,549

                                                                         726,547

Health Care Cost Containment - 0.7%
       2,075  MedQuist, Inc.* ................................           105,825

Instruments - Scientific - 3.5%
       5,845  PE Corp./PE Biosystems Group ...................           385,039
         995  Waters Corp.* ..................................           124,188

                                                                         509,227

Internet Software - 0.4%
       6,500  e-MedSoft.com* .................................            52,000

Life and Health Insurance - 2.1%
       3,320  CIGNA Corp. ....................................           310,420

Medical - Biomedical and Genetic - 7.7%
       1,610  Alexion Pharmaceuticals, Inc.* .................   $       115,115
       3,595  Amgen, Inc.* ...................................           252,549
      10,975  Cellegy Pharmaceuticals, Inc.* .................            90,544
       2,190  Genzyme Corp.* .................................           130,168
       2,985  Immunomedics, Inc.* ............................            73,132
         625  Immunomedics, Inc.*,ss .........................            15,312
       1,095  Incyte Genomics, Inc.* .........................            89,995
       1,705  Invitrogen Corp.* ..............................           128,221
       1,035  Millennium Pharmaceuticals, Inc.* ..............           115,791
         714  Oxford GlycoSciences PLC* ......................            20,267
         635  Protein Design Labs, Inc.* .....................           104,745

                                                                       1,135,839

Medical - Drugs - 20.5%
       4,505  Abbott Laboratories ............................           200,754
       8,210  American Home Products Corp. ...................           482,338
       1,385  AstraZeneca Group PLC (ADR) ....................            64,403
       2,846  Aventis S.A ....................................           208,567
         795  Biovail Corp. - New York Shares* ...............            44,073
       2,205  Celgene Corp.* .................................           129,819
       1,800  Forest Laboratories, Inc.* .....................           181,800
         280  Glaxo Wellcome PLC (ADR) .......................            16,188
       3,805  MedImmune, Inc.* ...............................           281,570
         825  Merck & Co., Inc. ..............................            63,216
         620  OSI Pharmaceuticals, Inc.* .....................            17,864
      10,630  Pfizer, Inc. ...................................           510,240
       1,890  Priority Healthcare Corp.* .....................           140,451
       1,040  Schering-Plough Corp. ..........................            52,520
       2,155  Sepracor, Inc.* ................................           259,947
           4  Serono S.A. - Class B ..........................             3,346
       2,761  Shire Pharmaceuticals Group PLC* ...............            47,943
      38,874  SkyePharma PLC* ................................            50,024
       2,000  Takeda Chemical Industries, Ltd. ...............           131,567
       2,350  Teva Pharmaceutical Industries, Ltd. (ADR) .....           130,278

                                                                       3,016,908

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  39

Janus|Aspen Global Life Sciences Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Medical Information Systems - 0.7%
       4,720  Allscripts, Inc.* ..............................   $       108,560

Medical Instruments - 3.5%
       5,120  Medtronic, Inc. ................................           255,040
       5,645  St. Jude Medical, Inc.* ........................           258,964

                                                                         514,004

Medical Products - 1.9%
         645  Johnson & Johnson ..............................            65,709
       1,770  MiniMed, Inc.* .................................           208,860

                                                                         274,569

Optical Supplies - 3.4%
       6,760  Allergan, Inc. .................................           503,620

Therapeutics - 4.4%
       1,910  CV Therapeutics, Inc.* .........................           132,387
       1,855  Gilead Sciences, Inc.* .........................           131,937
       4,500  ILEX Oncology, Inc.* ...........................           158,625
         355  NaPro BioTherapeutics, Inc.* ...................             2,640
       2,400  Neurogen Corp.* ................................            69,300
       1,025  Trimeris, Inc.* ................................            71,686
         675  United Therapeutics Corp.* .....................            73,153

                                                                         639,728

Wireless Equipment - 0.8%
       9,575  Data Critical Corp.* ...........................           124,475
--------------------------------------------------------------------------------
Total Common Stock (cost $8,381,817) .........................         8,985,767
--------------------------------------------------------------------------------
Repurchase Agreements - 40.1%
$  2,900,000  ABN AMRO Securities, Inc., 6.85%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $2,901,655 collateralized
                 by $1,479,046 in Fannie Mae, 5.9142%-
                 7.6562%, 2/25/24-4/18/28; $765,586 in
                 Freddie Mac, 7.1512%-7.5875%, 2/15/24-
                 11/15/28; $2,160,649 in Ginnie Mae,
                 6.40%-7.50%, 4/20/22-2/16/30; with
                 respective values of $726,311, $339,383
                 and $1,892,306 ..............................         2,900,000
   3,000,000  Morgan Stanley Dean Witter & Co., 6.80%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $3,001,700 collateralized
                 by $3,423,078 in Fannie Mae, 0.65%-
                 10.25%, 1/1/06-6/1/30; $4,144,226 in
                 Freddie Mac, 0%-8.40%, 7/15/10-12/1/29;
                 with respective values of $1,128,979
                 and $1,932,182 ..............................         3,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $5,900,000) ................         5,900,000
--------------------------------------------------------------------------------
U.S. Government Agency - 3.4%
              Federal Farm Credit Bank
     500,000     6.41%, 7/31/00
                 (amortized cost $497,329) ...................           497,329
--------------------------------------------------------------------------------
Total Investments (total cost $14,779,146) - 104.7% ..........        15,383,096
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.7%)        (686,262)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $    14,696,834
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Canada                                        0.3%               $        44,073
France                                        1.4%                       208,567
Israel                                        0.8%                       130,278
Japan                                         0.9%                       131,567
Switzerland                                     --                         3,346
United Kingdom                                1.3%                       198,825
United States++                              95.3%                    14,666,440
--------------------------------------------------------------------------------
Total                                       100.0%               $    15,383,096

++   Includes Short-Term Securities (53.8% excluding Short-Term Securities)

See Notes to Schedules of Investments.

40  Janus Aspen Series / June 30, 2000

                                         Janus|Aspen Global Technology Portfolio

[PHOTO]
Mike Lu
portfolio manager

I would like to express my deepest appreciation to the many investors who helped launch Janus Aspen Global Technology Portfolio. Since its inception on January 18, 2000, the Portfolio declined (1.70%) for its Institutional Shares and (1.80%) for its Service Shares. In comparison, our benchmark, the S&P 500 Index, returned 0.49% for the same period ended June 30, 2000.(1)

Although our charter is flexible, the Portfolio reflects the rigorous analytical and research standards that are hallmarks of the Janus investment style. Because technology is such a rapidly evolving and far-reaching driver of the global economy, we do everything in our power to stay on top of new developments. We read technical journals, attend trade shows, examine academic research and, of course, place a huge emphasis on hands-on research. In particular, I spend more than half my time on the road, talking face to face with our companies' managements, competitors and suppliers, as well as the end users of their technology. Most important, we insist on investing in companies that are stretching and breaking existing technological boundaries. This has led us to focus our efforts on what we call technology enablers - primarily leading or emerging franchises in the areas of networking, telecommunications and Internet enablement.

That said, the period proved challenging in that emotion ruled the day. The first half was driven by euphoria, the second half by fear. Many Internet stocks, particularly the consumer-oriented dot-coms, were hurt the most. Still, fundamental research of the Portfolio's top holdings, primarily companies providing the innovative hardware and software for the technological revolution, continued to indicate strengthening segment dynamics and business models.

Two of our favorites, Teradyne and Applied Materials, are leading producers of machinery needed for semiconductor chip production. Applied Materials specializes in front-end production equipment, while Teradyne focuses on the back-end. Both are examples of "enabling enablers," meaning their systems allow chip manufacturers to produce greater quantities of higher-performance components at lower cost, improving their time-to-market schedules and better positioning them for producing next-generation semiconductor designs. Unfortunately, profit taking related to the broad-based tech sell-off and negative reports suggesting decelerating growth in the semiconductor industry took their toll. However, we believe each company's business remains solid as evidenced by enduring strong demand. Our ongoing research closely monitors industry capital expenditure plans, and the continuing demand-supply disequilibrium has only reinforced our confidence.

The period's dramatic price swings also gave us the opportunity to buy some promising Asian companies at attractive prices, namely South Korea's Samsung Electronics and Japan's Furukawa Electric. Although most investors recognize Samsung as a producer of dynamic random-access memory, that business actually makes up less than a quarter of overall revenues. And while demand for the company's volatile and nonvolatile memory should remain robust, we particularly like the prospects for its burgeoning, yet underappreciated, wireless telecommunications business. In the fiber-optic networking space, Furukawa, which designs and produces optical components that increase network capacity, benefited from continued buildouts as carriers struggle to keep up with the data demands created by booming global Internet use. Through our regular dialogues with leading fiber-optic systems vendors as well as telecom carriers, we remain convinced that demand for optical components has nowhere to go but up.

As Internet usage grows exponentially, solutions consultant Sapient continued to perform well. Early in the period, the company declined after reporting earnings that did not meet the market's overly aggressive "whisper" expectations. Since then, Sapient, with its fundamentals solidly on track, recorded strong first-quarter results. The IT consulting domain is only as scalable as the talents of its consultants, and Sapient remains at the head of the pack in terms of employee quality and retention. Furthermore, we believe demand for Sapient's consulting services will persist as "brick and mortar" firms worldwide increasingly leverage the Internet and intranets to enhance productivity, cut costs and pursue new revenue opportunities.

While interest rate concerns and increasing sensitivity to "new economy" valuations will likely fuel market volatility for the foreseeable future, we will not deviate from our long-term, diversified approach to technology investing. We will stay focused on finding tomorrow's dominant franchises. Sometimes that means uncovering small emerging companies, but just as often it means singling out market leaders capable of defending their position. Either way, it means rolling up our sleeves and getting to know our companies better than anyone. Fortunately, that's what we love to do.

Once again, thank you for your investment in Janus Aspen Global Technology Portfolio.

Portfolio Asset Mix (% of Assets)                                  June 30, 2000
--------------------------------------------------------------------------------
Equities                                                                   72.4%
   Foreign                                                                 34.0%
Top 10 Equities                                                            20.3%
Number of Stocks                                                             126
Cash, Cash Equivalents
   & Fixed-Income  Securities                                              27.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2000  41

CUMULATIVE TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 1/18/00)
   From Inception                                                        (1.70%)
--------------------------------------------------------------------------------
S&P 500 Index
   From Portfolio Inception                                                0.49%
--------------------------------------------------------------------------------
Service Shares (Inception Date 1/18/00)
   From Inception                                                        (1.80%)
--------------------------------------------------------------------------------
The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

This Portfolio may invest in initial public offerings (IPO's). IPO's and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 71.8%
Applications Software - 0.4%
       2,970  Adobe Systems, Inc. ............................   $       386,100
       6,585  Siebel Systems, Inc.* ..........................         1,077,059

                                                                       1,463,159

Audio and Video Products - 0.2%
       7,600  Sony Corp.** ...................................           711,143

Cellular Telecommunications - 4.4%
      32,270  China Telecom, Ltd. (ADR)*,** ..................         5,738,009
      65,045  Crown Castle International Corp.* ..............         2,374,143
         125  NTT DoCoMo, Inc.** .............................         3,390,783
      15,195  Sprint Corp./PCS Group* ........................           904,103
     339,665  Vodafone AirTouch PLC ..........................         1,358,875
      13,150  Vodafone AirTouch PLC (ADR) ....................           544,903
      14,540  VoiceStream Wireless Corp.* ....................         1,690,957

                                                                      16,001,773

Circuit Boards - 0.1%
      20,780  Viasystems Group, Inc.* ........................           336,376

Circuits - 1.5%
      91,120  Integrated Device Technology, Inc.* ............         5,455,810

Commercial Services - 0.1%
      22,935  MarchFirst, Inc.* ..............................           418,564

Communications Software - 0.7%
       4,665  Puma Technology, Inc.* .........................           125,080
      57,835  Research in Motion, Ltd.* ......................         2,617,034

                                                                       2,742,114

Computer Data Security - 1.2%
       3,895  Check Point Software Technologies, Ltd.* .......           824,766
      20,285  VeriSign, Inc.* ................................         3,580,303

                                                                       4,405,069

Computer Services - 1.2%
       2,200  Fujitsu Support and Service, Inc.** ............   $       218,333
     168,800  HiQ International A.B ..........................         1,635,897
      24,765  Sapient Corp.* .................................         2,648,307

                                                                       4,502,537

Computer Software - 0%
         400  Mercury Interactive Corp.* .....................            38,700

Computers - Integrated Systems - 3.6%
     160,855  ASM Lithography Holding N.V.* ..................         7,097,727
      12,905  Brocade Communications Systems, Inc.* ..........         2,367,866
      49,780  eSoft, Inc.* ...................................           348,460
     103,000  Fujitsu, Ltd.** ................................         3,572,822

                                                                      13,386,875

Computers - Memory Devices - 1.9%
      57,405  EMC Corp.* .....................................         4,416,597
      22,192  VERITAS Software Corp.* ........................         2,508,043

                                                                       6,924,640

Computers - Micro - 1.9%
         910  Compaq Computer Corp. ..........................            23,262
   1,100,000  Legend Holdings, Ltd.** ........................         1,065,422
      63,750  Sun Microsystems, Inc.* ........................         5,797,266

                                                                       6,885,950

Computers - Peripheral Equipment - 0.5%
      80,600  Creative Technology, Ltd. ......................         1,943,935

Distribution and Wholesale - 0.1%
     226,000  Global Tech Holdings, Ltd.** ...................           260,935

Diversified Operations - 0.8%
     552,000  Citic Pacific, Ltd.** ..........................         2,889,224

E-Commerce - 0.2%
       4,100  Amazon.com, Inc.* ..............................           148,881
      11,100  PurchasePro.com, Inc.* .........................           455,100

                                                                         603,981

See Notes to Schedules of Investments.

42  Janus Aspen Series / June 30, 2000

                                         Janus|Aspen Global Technology Portfolio

SCHEDULE OF INVESTMENTS  (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Electric Products - 2.0%
      21,960  Samsung Electronics** ..........................   $     7,267,556

Electronic Components - 6.0%
      78,320  Celestica, Inc. - New York Shares* .............         3,886,630
       4,865  CTS Corp. ......................................           218,925
      33,000  Murata Manufacturing Company, Ltd.** ...........         4,747,191
     169,000  NEC Corp.** ....................................         5,319,111
      28,480  Samsung SDI Company, Ltd.** ....................         1,366,544
     132,960  SCI Systems, Inc.* .............................         5,210,370
      30,000  Vishay Intertechnology, Inc.* ..................         1,138,125

                                                                      21,886,896

Electronic Components - Semiconductors - 11.5%
      14,730  Advanced Micro Devices, Inc.* ..................         1,137,893
       7,000  Analog Devices, Inc.* ..........................           532,000
     100,840  Applied Materials, Inc.* .......................         9,138,625
      21,260  Atmel Corp.* ...................................           783,962
      21,497  Bookham Technology PLC* ........................         1,251,654
      24,895  Chartered Semiconductor
                 Manufacturing, Ltd. (ADR)* ..................         2,240,550
      35,220  Conexant Systems, Inc.* ........................         1,712,572
     199,087  Hyundai Electronics Industries Co.*,** .........         3,928,215
       6,375  Intel Corp. ....................................           852,258
      37,140  Marvell Technology Group, Ltd.* ................         2,116,980
      20,040  Micron Technology, Inc.* .......................         1,764,772
       9,465  STMicroelectronics N.V. - New York Shares ......           607,535
      37,850  Taiwan Semiconductor Manufacturing
                 Company, Ltd. (ADR)* ........................         1,469,053
      37,510  Taiwan Semiconductor Manufacturing
                 Company, Ltd. (ADR)*,+ ......................         1,453,512
     105,840  Teradyne, Inc.* ................................         7,779,240
      77,700  Texas Instruments, Inc. ........................         5,337,019
       1,000  Xilinx, Inc.* ..................................            82,562

                                                                      42,188,402

Enterprise Software and Services - 1.9%
      20,970  BEA Systems, Inc.* .............................         1,036,704
      38,673  i2 Technologies, Inc.* .........................         4,032,265
      22,625  Oracle Corp.* ..................................         1,901,914

                                                                       6,970,883

Entertainment Software - 0.2%
       8,240  Electronic Arts, Inc.* .........................           601,005

Fiber Optics - 4.8%
      35,945  Avanex Corp.* ..................................         3,432,748
       9,465  Corning, Inc. ..................................         2,554,367
      20,705  E-Tek Dynamics, Inc.* ..........................         5,462,238
      18,930  Finisar Corp.* .................................           495,729
       5,110  JDS Uniphase Corp.* ............................           612,561
      63,740  Metromedia Fiber Network, Inc. - Class A* ......         2,529,681
      12,390  New Focus, Inc.* ...............................         1,017,529
       4,830  SDL, Inc.* .....................................         1,377,456

                                                                      17,482,309

Identification Systems and Devices - 0.3%
      20,500  Symbol Technologies, Inc. ......................         1,107,000

Instruments - Scientific - 0.3%
      19,020  PE Corp./PE Biosystems Group ...................         1,252,943

Internet Content - 0.5%
       5,150  DoubleClick, Inc.* .............................           196,344
       6,970  Proxicom, Inc.* ................................           333,689
      10,500  Softbank Corp.** ...............................         1,429,091

                                                                       1,959,124

Internet Software - 4.6%
      22,135  America Online, Inc.* ..........................   $     1,167,621
      38,620  Exodus Communications, Inc.* ...................         1,778,934
      80,000  Gauss Interprise A.G.* .........................         1,380,368
      11,350  Inktomi Corp.* .................................         1,342,138
      29,330  Macromedia, Inc.* ..............................         2,835,844
     854,000  Pacific Century CyberWorks, Ltd.*,** ...........         1,687,177
      23,620  Portal Software, Inc.* .........................         1,508,728
     126,755  PSINet, Inc.* ..................................         3,184,719
       7,805  TIBCO Software, Inc.* ..........................           836,964
      23,835  Vignette Corp.* ................................         1,239,792

                                                                      16,962,285

Life and Health Insurance - 0.1%
      25,992  Prudential PLC .................................           380,901

Machinery - Electrical - 0.6%
      26,500  Nidec Corp.** ..................................         2,304,315

Medical - Biomedical and Genetic - 0.2%
       3,495  Affymetrix, Inc.* ..............................           577,112

Network Software - 0.9%
      20,780  Micromuse, Inc.* ...............................         3,438,765

Networking Products - 2.9%
      20,040  3Com Corp.* ....................................         1,154,805
     144,980  Cisco Systems, Inc.* ...........................         9,215,291
       2,925  ONI Systems Corp.* .............................           342,819

                                                                      10,712,915

Petrochemicals - 0.3%
      46,653  Reliance Industries, Ltd. (GDR)+ ...............           991,376

Pipelines - 0.5%
      27,470  Enron Corp. ....................................         1,771,815

Satellite Telecommunications - 0.6%
      59,450  Adaptive Broadband Corp.* ......................         2,184,788

Telecommunication Equipment - 7.1%
      24,375  Alcatel S.A. (ADR) .............................         1,620,938
     295,360  Datacraft Asia, Ltd.* ..........................         2,599,168
       8,485  Digital Lightwave, Inc.* .......................           852,743
      12,570  Ditech Communications Corp.* ...................         1,188,651
       5,510  LG Information & Communication, Ltd.** .........           309,848
      16,000  Matsushita Communication Industrial
                 Company, Ltd.** .............................         1,872,185
       2,200  Next Level Communications, Inc.* ...............           188,650
     211,915  Nokia Oyj (ADR) ................................        10,582,505
      89,955  Nortel Networks Corp. - New York Shares ........         6,139,429
       8,610  QUALCOMM, Inc.* ................................           516,600

                                                                      25,870,717

Telecommunication Services - 3.5%
      10,865  Amdocs, Ltd.* ..................................           833,889
     153,100  China Unicom, Ltd. (ADR)*,** ...................         3,253,375
      13,000  Korea Thrunet Company, Ltd. - Class A*,** ......           182,000
      39,105  Level 3 Communications, Inc.* ..................         3,441,240
      97,965  McLeodUSA, Inc. - Class A* .....................         2,026,651
      71,100  SK Telecom Company, Ltd. (ADR)** ...............         2,581,819
      10,315  Sonera Oyj (ADR) ...............................           474,490

                                                                      12,793,464

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  43

Janus|Aspen Global Technology Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Telephone - Integrated - 2.2%
          18  Japan Telecom Company, Ltd.** ..................   $       782,598
      22,400  NEXTLINK Communications, Inc. - Class A* .......           849,800
      79,280  SBC Communications, Inc. .......................         3,428,860
       4,794  Telefonica S.A.* ...............................           103,398
      13,495  Telefonica S.A. (ADR)* .........................           864,523
      34,245  Telefonos de Mexico S.A. (ADR) .................         1,956,246

                                                                       7,985,425

Toys - 0.2%
     135,000  Takara Company, Ltd.*,** .......................           663,507

Wire and Cable Products - 1.4%
     237,000  Furukawa Electric Company, Ltd.** ..............         4,961,697

Wireless Equipment - 0.4%
       2,500  Aether Systems, Inc.* ..........................           512,500
      12,520  RF Micro Devices, Inc.* ........................         1,097,065

                                                                       1,609,565
--------------------------------------------------------------------------------
Total Common Stock (cost $264,133,542) .......................       262,895,550
--------------------------------------------------------------------------------
Corporate Bonds - 6.1%
Cable Television - 0.7%
$  1,000,000  Telewest Communications PLC, 9.875%
                 senior notes, due 2/1/10+ ...................           930,000
              United Pan-Europe Communications N.V.:
   1,000,000     11.25%, senior notes, due 2/1/10 ............           890,000
   1,000,000     11.50%, senior notes, due 2/1/10 ............           890,000

                                                                       2,710,000

Computer Software - 0.5%
   1,790,000  Mercury Interactive Corp., 4.75%
                 convertible bonds, due 7/1/07+ ..............         1,927,606

Computers - Integrated Systems - 0.2%
   1,000,000  Candescent Technologies Corp., 7.00%
                 convertible senior subordinated
                 debentures, due 5/1/03+ .....................           750,000

Fiber Optics - 0.3%
   1,000,000  Metromedia Fiber Network, Inc., 10.00%
                 senior notes, due 12/15/09 ..................           985,000

Internet Software - 1.1%
   1,000,000  Exodus Communications, Inc., 11.25%
                 senior notes, due 7/1/08 ....................           990,000
   2,000,000  Globix Corp., 12.50%
                 senior notes, due 2/1/01 ....................         1,640,000
   1,000,000  PSINet, Inc., 10.50%
                 senior notes, due 12/1/06+ ..................           920,000

                                                                       3,550,000

Telecommunication Services - 2.5%
   1,000,000  Global Crossing Holdings, Ltd., 9.50%
                 company guaranteed notes, due 11/15/09 ......           965,000
              Level 3 Communications, Inc.:
   2,000,000     11.00%, senior notes, due 3/15/08+ ..........         1,980,000
   2,000,000     zero coupon, convertible subordinated
                 debentures, due 3/15/10 .....................         1,800,000
   3,000,000     12.875%, senior discount notes
                 due 3/15/10+ ................................         1,642,500
   1,000,000  NTL, Inc., zero coupon
                 senior notes, due 2/1/06 ....................           922,500
   2,000,000  Worldwide Fiber, Inc., 12.00%
                 senior notes, due 8/1/09 ....................         1,890,000

                                                                       9,200,000

Telephone - Integrated - 0.8%
$  2,000,000  NEXTLINK Communications, Inc., 12.50%
                 senior notes, due 4/15/06 ...................   $     2,090,000
   1,000,000  Versatel Telecom B.V., 11.875%
                 senior notes, due 7/15/09 ...................           985,000

                                                                       3,075,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $23,443,533) .....................        22,197,606
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
Internet Software - 0.3%
      32,620  PSINet, Inc., convertible, 7.00% ...............         1,105,003

Multimedia - 0.3%
      22,580  News Corporation, Ltd. (ADR) ...................         1,072,550
--------------------------------------------------------------------------------
Total Preferred Stock (cost $2,879,893) ......................         2,177,553
--------------------------------------------------------------------------------
Repurchase Agreements - 12.4%
$ 25,400,000  ABN AMRO Securities, Inc., 6.85%
                 dated 6/30/00, maturing 7/3/00 to be
                 repurchased at $25,414,499 collateralized
                 by $12,954,405 in Fannie Mae, 5.9142%-
                 7.6562%, 2/25/24-4/18/28; $6,705,481
                 in Freddie Mac, 7.1512%-7.5875%,
                 2/15/24-11/15/28; $18,924,303 in
                 Ginnie Mae, 6.40%-7.50%, 4/20/22-
                 2/16/30; with respective values of
                 $6,361,484, $2,972,524 and $16,573,992 ......        25,400,000
  20,000,000  Morgan Stanley Dean Witter & Co., 6.80%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $20,011,333 collateralized
                 by $22,820,518 in Fannie Mae, 0.65%-
                 10.25%, 1/1/06-6/1/30; $27,628,173 in
                 Freddie Mac, 0%-8.40%, 7/15/10-12/1/29;
                 with respective values of $7,526,524
                 and $12,881,215 .............................        20,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $45,400,000) ...............        45,400,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 10.9%
              Fannie Mae
  13,882,000     6.44%, 7/27/00 ..............................        13,817,433
              Federal Home Loan Bank System
   5,000,000     5.81%, 7/3/00 ...............................         4,998,264
              Freddie Mac:
   5,000,000     6.37%, 7/5/00 ...............................         4,996,461
  13,000,000     6.44%, 7/11/00 ..............................        12,976,744
   3,000,000     6.36%, 7/13/00 ..............................         2,993,640
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $39,782,542) ..        39,782,542
--------------------------------------------------------------------------------
Total Investments (total cost $375,639,510) - 101.8% .........       372,453,251
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.8%)      (6,435,768)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................      $366,017,483
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

44  Janus Aspen Series / June 30, 2000

                                         Janus|Aspen Global Technology Portfolio

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Australia                                     0.3%               $     1,072,550
Bermuda                                       0.8%                     3,081,980
Canada                                        3.9%                    14,533,093
Finland                                       3.0%                    11,056,995
France                                        0.6%                     2,228,473
Germany                                       0.4%                     1,380,368
Hong Kong                                     4.0%                    14,894,142
India                                         0.3%                       991,376
Israel                                        0.2%                       824,766
Japan                                         8.1%                    29,972,776
Mexico                                        0.5%                     1,956,246
Netherlands                                   2.6%                     9,862,727
Singapore                                     1.8%                     6,783,653
South Korea                                   4.2%                    15,635,982
Spain                                         0.3%                       967,921
Sweden                                        0.4%                     1,635,897
Taiwan                                        0.8%                     2,922,565
United Kingdom                                1.2%                     4,466,333
United States++                              66.6%                   248,185,408
--------------------------------------------------------------------------------
Total                                       100.0%               $   372,453,251

++   Includes Short-Term Securities (43.8% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2000

CURRENCY SOLD AND                    CURRENCY           CURRENCY      UNREALIZED
SETTLEMENT DATE                    UNITS SOLD    VALUE IN $ U.S.     GAIN/(LOSS)
--------------------------------------------------------------------------------
Hong Kong Dollar
   3/16/01                         65,600,000     $    8,419,431   $     (1,129)
Hong Kong Dollar
   5/10/01                          3,000,000            385,109             440
Hong Kong Dollar
   6/27/01                          7,200,000            924,321           (147)
Japanese Yen 9/1/00               315,000,000          3,007,998        (32,958)
Japanese Yen 9/8/00               880,000,000          8,413,718          79,467
Japanese Yen 9/14/00               20,000,000            191,424             959
Japanese Yen 10/5/00               40,000,000            384,302          10,956
South Korean Won
   1/26/01                      1,030,000,000            920,629         (2,107)
South Korean Won
   2/8/01                         810,000,000            723,925           (609)
South Korean Won
   2/15/01                      1,265,000,000          1,130,476             251
--------------------------------------------------------------------------------
Total                                             $   24,501,333   $      55,123

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  45

Janus|Aspen Flexible Income Portfolio

[PHOTO]
Ronald Speaker
portfolio manager

During the six-month period ended June 30, 2000, Janus Aspen Flexible Income Portfolio returned 1.23% for its Institutional Shares, 1.03% for its Retirement Shares and 1.05% for its Service Shares, while its benchmark, the Lehman Brothers Government/Corporate Bond Index, returned 4.18%.(1)

Considering the investing landscape, this period proved to be unique for fixed-income investors. Through the first part of the year, the economy was growing at an extreme rate of 5% to 7%, the Nasdaq Composite Index was peaking, and Internet stocks were soaring. Wary of the increasing potential for inflation, the Federal Reserve extended the tightening trend it started in 1999 and ratcheted rates up three times in the first six months of the year. In late June, the central bank decided to ease up on the brakes and left rates where they stood.

While the Fed's aggressive stance helped set the tone in the fixed-income market, another major event was the Treasury Department's January announcement that it would buy back $30 billion worth of U.S. debt in 2000. The buyback, made possible by huge budget surpluses, targeted the long end of the market and shortened the supply of new issues just as demand was beginning to increase. As a result, where we traditionally see an upward-sloping yield curve - an event that occurs when 30-year bonds yield more than two-year bonds - we saw an inverted curve with two-year bonds yielding more than 30-year bonds.

The spread, or difference in yield, between corporate bonds and Treasuries widened during the period due to investors' flight to Treasuries. As such, our focus on corporate issues hindered the Portfolio's performance. Even the spreads on high-quality names widened. For example, those on Wal-Mart and Procter & Gamble widened 50 basis points during this volatile period.

High-yield corporate securities felt the brunt of this downturn as investors traded in their high-yield bonds so that they could redeploy their assets in the stock market. However, in the case of high-yield issuer Stater Brothers, a California-based grocery store operator, an earnings disappointment related to a series of one-time acquisition expenses also worked against the bonds. But after several company visits, our confidence in the business remains strong, and we anticipate a recovery through the rest of 2000. We consequently added to the position.

We won't be waiting out a rebound at Conseco, as we exited our position. We believed the Personal Finance Division, which was created following the 1998 purchase of Green Tree Financial, was important to the company's underlying fundamentals. So when Conseco announced in March that it was putting the struggling division up for sale and would take a $350 million write-down against its 1999 earnings, we decided our reasons for holding the company were no longer valid.

On the positive side, we were rewarded for our patience in Hard Rock Hotel. A new management team improved cash operations at its Las Vegas location and is leading a fiscal turnaround. The company also benefited from an equity injection by its founder, Peter Morton.

Looking ahead, we're watching closely to see if the recent signs of an economic slowdown are real and lasting. Although the Federal Reserve decided to skip increasing rates at its meeting in late June, it still expressed concerns over the country's low unemployment figures and promised to remain vigilant on the inflation front. Obviously, we're cautiously looking ahead to the Fed's meeting in late August, but we're also monitoring oil prices closely. Any sustained uptick is potentially an inflationary event, and we need to be prepared.

Meanwhile, on the corporate side, investment-quality bonds have begun to retrace their losses from earlier this year, but we're keeping a critical eye on this group. Corporate bond spreads are volatile during periods of rate hikes, reacting to the fear that the Fed will go too far and cause a hard landing of the economy. High-yield bonds are similarly affected because of their leveraged balance sheets and sensitivity to the economy.

While our focus on corporate issues and their disappointing performance hindered the Portfolio's results, the developments of the past six months have left numerous opportunities to buy issues of world-class companies at bargain prices. Rest assured that we'll be working hard to uncover those opportunities.

Thank  you  for  your  continued  investment  in  Janus  Aspen  Flexible  Income
Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Corporate Bonds
   Investment Grade/Warrants                         42.5%                 39.1%
   High-Yield/High-Risk                              20.2%                 30.4%
U.S. Government Bonds                                10.8%                  7.8%
Foreign Dollar/
   Non-Dollar Bonds                                   5.4%                  8.4%
Preferred Stock                                       0.9%                  1.7%
Cash & Cash Equivalents                              20.2%                 12.6%
Portfolio Profile
Weighted Average Maturity                         5.1 Yrs.              6.5 Yrs.
Average Modified Duration*                        3.7 Yrs.              4.5 Yrs.
30-Day Average Yield**
   Institutional Shares**                            8.03%                 8.22%
   Retirement Shares**                               7.52%                 7.56%
   Service Shares**                                  7.75%                   N/A
Average Rating                                          A-                   BBB
--------------------------------------------------------------------------------

*    A theoretical measure of price volatility.
**   Yields will fluctuate.

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

46  Janus Aspen Series / June 30, 2000

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
   1 Year                                                                  3.51%
   5 Year                                                                  8.57%
   From Inception                                                          8.05%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
   1 Year                                                                  4.32%
   5 Year                                                                  6.10%
   From Inception Date of Institutional Shares                             4.99%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                  3.02%
   5 Year                                                                  7.93%
   From Portfolio Inception                                                7.45%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                  3.14%
   5 Year                                                                  8.34%
   From Portfolio Inception                                                7.90%
--------------------------------------------------------------------------------
Returns shown for Retirement and Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement and Service Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investing in high-yield/high- risk securities may entail greater risk. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS  (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Corporate Bonds - 67.0%
Automotive - Cars and Light Trucks - 0.8%
$  1,500,000  DaimlerChrysler N.A. Holding Corp., 7.75%
                 company guaranteed notes, due 5/27/03 .......   $     1,511,250

Beverages - Wine and Spirits - 0.7%
   1,500,000  Joseph E. Seagram & Sons, Inc., 6.80%
                 company guaranteed notes, due 12/15/08 ......         1,406,250

Broadcast Services and Programming - 1.6%
   2,000,000  AT&T Corp./Liberty Media Group, 7.875%
                 notes, due 7/15/09 ..........................         1,925,000
   1,250,000  Paxson Communications Corp., 11.625%
                 senior subordinated notes, due 10/1/02 ......         1,278,125

                                                                       3,203,125

Cable Television - 2.8%
   1,500,000  Diamond Cable Communications PLC
                 zero coupon, senior discount notes
                 due 12/15/05 ................................         1,423,125
   1,000,000  Jones Intercable, Inc., 7.625%
                 senior notes, due 4/15/08 ...................           976,250
              Lenfest Communications, Inc.:
   1,000,000     10.50%, senior subordinated notes
                 due 6/15/06 .................................         1,116,250
   1,000,000     7.625%, senior notes, due 2/15/08 ...........           975,000
   1,115,000  LodgeNet Entertainment Corp., 10.25%
                 senior notes, due 12/15/06 ..................         1,070,400

                                                                       5,561,025

Casino Hotels - 1.0%
$    500,000  Santa Fe Hotel, Inc., 11.00%
                 first mortgage notes, due 12/15/00 ..........   $       496,250
   1,000,000  Station Casinos, Inc., 10.125%,
                 senior subordinated notes, due 3/15/06 ......         1,012,500
     500,000  Venetian Casino Resort L.L.C., 12.25%
                 company guaranteed notes, due 11/15/04 ......           505,000

                                                                       2,013,750

Casino Services - 0.4%
     750,000  Isle of Capri Black Hawk L.L.C., 13.00%
                 first mortgage bonds, due 8/31/04 ...........           817,500

Commercial Banks - 2.0%
   1,000,000  City National Bank, 6.375%
                 subordinated notes, due 1/15/08 .............           877,500
     700,000  Hudson United Bancorp, Inc., 8.20%
                 subordinated debentures, due 9/15/06 ........           672,875
   1,650,000  Local Financial Corp., 11.00%
                 senior notes, due 9/8/04 ....................         1,654,125
   1,000,000  Provident Trust I Corp., 8.29%
                 company guaranteed notes, due 4/15/28 .......           821,250

                                                                       4,025,750

Commercial Services - 1.2%
   2,500,000  Cendant Corp., 7.75%
                 notes, due 12/1/03 ..........................         2,415,625

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  47

Janus|Aspen Flexible Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Computer Services - 2.8%
$  4,500,000  Electronic Data Systems Corp., 7.125%
                 notes, due 10/15/09 .........................   $     4,376,250
   1,250,000  Equinix, Inc., 13.00%
                 senior notes, due 12/1/07+ ..................         1,185,938

                                                                       5,562,188

Computers - Integrated Systems - 0.4%
   1,000,000  Candescent Technologies Corp., 7.00%,
                 convertible senior subordinated
                 debentures, due 5/1/03+ .....................           750,000

Containers - Paper and Plastic - 2.0%
   3,925,000  Stone Container Corp., 10.75%
                 first mortgage notes, due 10/1/02 ...........         3,978,969

Cosmetics and Toiletries - 1.9%
   4,000,000  Procter & Gamble Co., 6.875%
                 unsubordinated notes, due 9/15/09 ...........         3,900,000

Cruise Lines - 0.9%
   2,000,000  Royal Caribbean Cruises, Ltd., 7.00%
                 senior notes, due 10/15/07 ..................         1,772,500

Diversified Financial Services - 5.7%
   2,000,000  Citigroup, Inc., 7.45%
                 notes, due 6/6/02 ...........................         2,000,000
   7,500,000  General Electric Capital Corp., 7.00%
                 notes, due 3/1/02 ...........................         7,481,250
   1,850,000  IBM Credit Corp., 7.00%
                 notes, due 1/28/02 ..........................         1,843,063

                                                                      11,324,313

Diversified Operations - 0.2%
     500,000  Tyco International Group S.A., 6.875%
                 notes, due 9/5/02+ ..........................           495,000

Electric - Generation - 0.2%
     410,491  Caithness Coso Funding Corp., 6.80%
                 secured notes, due 12/15/01 .................           404,333

Electric - Integrated - 0.3%
     625,000  El Paso Electric Co., 9.40%
                 first mortgage bonds, due 5/1/11 ............           656,250

Fiber Optics - 1.8%
   2,500,000  NorthEast Optic Network, Inc., 12.75%
                 senior notes, due 8/15/08 ...................         2,387,500
   1,250,000  Williams Communications Group, Inc.
                 10.875%, senior notes, due 10/1/09 ..........         1,221,875

                                                                       3,609,375

Finance - Auto Loans - 2.7%
   5,500,000  Ford Motor Credit Co., 7.50%
                 notes, due 6/15/03 ..........................         5,472,500

Food - Retail - 6.0%
   3,500,000  Kroger Co., 8.05%
                 notes, due 2/1/10 ...........................         3,478,125

   2,000,000  Marsh Supermarkets, Inc., 8.875%
                 company guaranteed notes, due 8/1/07 ........         1,860,000
              Safeway, Inc.:
   3,500,000     5.875%, notes, due 11/15/01 .................         3,434,375
   2,000,000     7.00%, notes, due 9/15/02 ...................         1,985,000
   1,500,000  Stater Brothers Holdings, Inc., 10.75%
                 senior notes, due 8/15/06 ...................         1,320,000

                                                                      12,077,500

Internet Software - 0.2%
$    420,000  Exodus Communications, Inc., 11.25%
                 senior notes, due 7/1/08 ....................   $       415,800

Leisure, Recreation and Gaming - 0.7%
   1,500,000  Hard Rock Hotel, Inc., 9.25%
                 senior subordinated notes, due 4/1/05 .......         1,376,250

Life and Health Insurance - 0.4%
     815,000  Delphi Financial Group, Inc., 8.00%
                 senior notes, due 10/1/03 ...................           791,569

Medical - Hospitals - 0.7%
     500,000  Columbia/HCA Healthcare Corp., 8.36%
                 debentures, due 4/15/24 .....................           453,125
   1,000,000  Tenet Healthcare Corp., 7.875%
                 senior notes, due 1/15/03 ...................           975,000

                                                                       1,428,125

Multimedia - 0.9%
              Time Warner, Inc.:
   1,000,000     8.18%, notes, due 8/15/07 ...................         1,022,500
   1,000,000     6.95%, company guaranteed notes
                 due 1/15/28 .................................           878,750

                                                                       1,901,250

Networking Products - 1.0%
     500,000  Anixter International, Inc., 8.00%
                 company guaranteed notes, due 9/15/03 .......           490,625
   1,500,000  Concentric Network Corp., 12.75%
                 senior notes, due 12/15/07 ..................         1,582,500

                                                                       2,073,125

Oil Companies - Integrated - 0.5%
   1,000,000  Chevron Corp., 6.625%
                 notes, due 10/1/04 ..........................           987,500

Optical Supplies - 0.5%
     950,000  Bausch & Lomb, Inc., 6.75%
                 notes, due 12/15/04 .........................           902,500

Paint and Related Products - 0.2%
     500,000  Sherwin-Williams Co., 6.85%
                 notes, due 2/1/07 ...........................           484,375

Physical Therapy and Rehabilitation Centers - 0.8%
   1,500,000  HEALTHSOUTH Corp., 9.50%
                 senior subordinated notes, due 4/1/01 .......         1,503,750

Pipelines - 1.3%
              Enron Corp.:
   1,750,000     7.875%, notes, due 6/15/03 ..................         1,760,938
   1,000,000     7.375%, bonds, due 5/15/19 ..................           942,500

                                                                       2,703,438

Property and Casualty Insurance - 0.2%
     500,000  First America Capital Trust, 8.50%
                 company guaranteed notes, due 4/15/12 .......           463,750

Recreational Centers - 0.7%
   1,500,000  Bally Total Fitness Holding Corp., 9.875%
                 senior subordinated notes, due 10/15/07 .....         1,357,500

Reinsurance - 1.7%
   3,500,000  GE Global Insurance Corp., 7.50%
                 notes, due 6/15/10 ..........................         3,469,375

Retail - Discount - 2.0%
   4,000,000  Wal-Mart Stores, Inc., 6.875%
                 senior notes, due 8/10/09 ...................         3,920,000

See Notes to Schedules of Investments.

48  Janus Aspen Series / June 30, 2000

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Retail - Leisure Products - 0.1%
$    150,000  Selmer Company, Inc., 11.00%
                 senior subordinated notes, due 5/15/05 ......   $       154,500

Retail - Regional Department Stores - 1.0%
   2,000,000  Fred Meyer, Inc., 7.15%
                 company guaranteed notes, due 3/1/03 ........         1,965,000

Retail - Restaurants - 0.2%
     500,000  Perkins Family Restaurants L.P., 10.125%
                 senior notes, due 12/15/07 ..................           480,000

Savings/Loan/Thrifts - 2.8%
              Dime Bancorp, Inc.:
   1,650,000     6.375%, senior notes, due 1/30/01 ...........         1,637,625
   3,000,000     7.00%, senior notes, due 7/25/01 ............         2,970,000
   1,000,000  Golden State Holdings, Inc., 7.00%
                 senior notes, due 8/1/03 ....................           927,500

                                                                       5,535,125

Telecommunication Services - 7.7%
     775,000  CapRock Communications Corp., 11.50%
                 senior notes, due 5/1/09 ....................           697,500
   2,000,000  Cox Communcations, Inc., 7.00%
                 notes, due 8/15/01 ..........................         1,990,000
   1,000,000  Dominion Resources, Inc., 8.125%
                 senior notes, due 6/15/10 ...................         1,008,750
   1,220,000  Galaxy Telecom L.P., 12.375%
                 senior subordinated notes, due 10/1/05 ......         1,055,300
   3,000,000  Global Crossing Holdings, Ltd., 9.50%
                 company guaranteed notes, due 11/15/09 ......         2,895,000
   1,000,000  Level 3 Communications, Inc., 11.00%,
                 senior notes, due 3/15/08+ ..................           990,000
     720,000  NTL, Inc., 12.75%
                 senior notes, due 4/15/05 ...................           732,600
     200,000  Pac-West Telecomm, Inc., 13.50%
                 senior notes, due 2/1/09 ....................           202,000
     150,000  Pegasus Media and Communications, Inc.
                 12.50%, notes, due 7/1/05 ...................           159,750
   4,000,000  Qwest Communications International, Inc.
                 7.50%, senior notes, due 11/1/08 ............         3,880,000
   2,000,000  Worldwide Fiber, Inc., 12.00%,
                 senior notes, due 8/1/09 ....................         1,890,000

                                                                      15,500,900

Telephone - Integrated - 3.8%
   2,500,000  Deutsche Telekom Integrated Finance, 8.00%
                 notes, due 6/15/10** ........................         2,518,750
   1,500,000  NEXTLINK Communications, Inc., 12.50%
                 senior notes, due 4/15/06 ...................         1,567,500
     500,000  Versatel Telecom International N.V., 13.25%
                 senior notes, due 5/15/08** .................           508,750
   3,000,000  WorldCom, Inc., 6.125%
                 senior notes, due 8/15/01 ...................         2,962,500

                                                                       7,557,500

Telephone - Local - 1.5%
   3,000,000  US West Communications, Inc., 7.625%
                 notes, due 6/9/03+ ..........................         2,992,500

Television - 2.2%
$  3,000,000  Fox/Liberty Networks L.L.C., 8.875%
                 senior notes, due 8/15/07 ...................   $     2,977,500
     250,000  Pegasus Communications Corp., 12.50%
                 senior notes, due 8/01/07 ...................           266,250
   1,000,000  Price Communications Wireless, Inc., 11.75%
                 senior subordinated notes, due 7/15/07 ......         1,075,000

                                                                       4,318,750

Textile - Products - 0.5%
   1,000,000  Collins & Aikman Floorcovering, Inc.
                 10.00%, senior subordinated notes
                 due 1/15/07 .................................           972,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $137,498,365) ....................       134,212,285
--------------------------------------------------------------------------------
Foreign Bonds - 0.9%
Finance - Other Services - 0.3%
EUR  555,000  Ono Finance PLC, 14.00%
                 senior notes, due 7/15/10**,+ ...............           518,716

Telecommunication Services - 0.6%
EUR  750,000 Jazztel PLC, 13.25%
                 senior notes, due 12/15/09** ................           639,858
EUR  650,000  Level 3 Communications, Inc., 10.75%
                 senior notes, due 3/15/08**,+ ...............           588,813

                                                                       1,228,671
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $1,931,180) ........................         1,747,387
--------------------------------------------------------------------------------
Preferred Stocks - 0.9%
Savings/Loan/Thrifts - 0.4%
      35,600  Chevy Chase Savings Bank, 13.00% ...............           876,650

Telephone - Integrated - 0.5%
       1,038  Nextlink Communications, Inc.
                 - Series B, 13.50% ..........................         1,023,727
--------------------------------------------------------------------------------
Total Preferred Stocks (cost $1,866,544) .....................         1,900,377
--------------------------------------------------------------------------------
Warrants - 0.2%
Computer Services - 0.1%
       1,250  Equinix, Inc. - expires 12/1/07* ...............           125,000

Finance - Other Services - 0%
       1,000  Ono Finance PLC - expires 5/31/09*,**,+ ........           100,000

Retail - Diversified - 0%
         450  SpinCycle, Inc. - expires 5/1/05* ..............                 0

Telephone - Integrated - 0.1%
         225  Versatel Telecom International N.V.
                 - expires 5/15/08*,** .......................           117,000
--------------------------------------------------------------------------------
Total Warrants (cost $0) .....................................           342,000
--------------------------------------------------------------------------------
U.S Government Obligations - 10.8%
U.S. Government Agency - 2.5%
$  5,000,000  Fannie Mae
                 7.25%, due 1/15/10 ..........................         5,040,800

U.S. Treasury Notes - 8.3%
  16,000,000  U.S. Treasury Notes
                 6.50%, due 2/15/10 ..........................        16,519,520
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $21,575,153) .........        21,560,320
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  49

Janus|Aspen Flexible Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Repurchase Agreement - 20.5%
$ 41,000,000  ABN AMRO Securities, Inc., 6.85%
                 dated 6/30/00, maturing 7/3/00
                 to be repurchased at $41,023,404
                 collateralized by $20,910,653 in
                 Fannie Mae, 5.9142%-7.6562%,
                 2/25/24-4/18/28; $10,823,808 in
                 Freddie Mac, 7.1512%-7.5875%,
                 2/15/24-11/15/28; $30,547,104 in
                 Ginnie Mae, 6.40%-7.50%, 4/20/22-
                 2/16/30; with respective values of
                 $10,268,537, $4,798,169 and
                 $26,753,294 (cost $41,000,000) ..............   $    41,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $203,871,242) - 100.3% .........       200,762,369
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3%)        (571,487)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $   200,190,882
--------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2000

CURRENCY SOLD AND                    CURRENCY           CURRENCY      UNREALIZED
SETTLEMENT DATE                    UNITS SOLD    VALUE IN $ U.S.     GAIN/(LOSS)
--------------------------------------------------------------------------------
Euro 9/22/00                        1,305,000     $    1,251,756   $       7,582
--------------------------------------------------------------------------------
Total                                             $    1,251,756   $       7,582

See Notes to Schedules of Investments.

50  Janus Aspen Series / June 30, 2000

                                                Janus|Aspen High-Yield Portfolio

[PHOTO]
Sandy Rufenacht
portfolio manager

For the six months ended June 30, 2000, Janus Aspen High-Yield Portfolio gained 3.06% for its Institutional Shares, 2.81% for its Retirement Shares and 2.98% for its Service Shares. These returns outpaced our benchmark, the Lehman Brothers High-Yield Bond Index, which declined (1.21%).(1)

Renewed inflation fears and a severe correction in the technology-focused Nasdaq Composite Index set the stage for a challenging environment. As Federal Reserve Chairman Alan Greenspan continued his assault on an overheated economy, raising short-term interest rates on three occasions, the technology sector experienced a broad sell-off in response to sky-high valuations. The high-yield market, which often correlates to the Nasdaq, reacted negatively to the volatility and struggled throughout most of the period.

Another obstacle facing high-yield securities was the Treasury Department's announced buyback in January of longer-term government debt. This caused wider-than-usual spreads, or differences in yields, between longer-term Treasuries and corporate bonds, pushing Treasury prices up while corporates headed lower. At the same time, shorter-maturity securities, particularly in the investment-grade area, became exceedingly more attractive from a yield perspective. Strange as it may seem, this development provided the Portfolio with an interesting opportunity.

In the past, we have attempted to offset the risks of investing in high-yield securities by maintaining a position in yield-to-call bonds. These holdings generally trade close to their call price, providing a generous coupon with little price fluctuation until they are retired. But with average yields in the high-yield market currently at about 13%, the opportunities for refinancing to a lower rate are virtually nonexistent. However, by investing in short-term investment-grade securities, issued by such well-known companies as General Electric, WorldCom and Safeway, we have locked in exceptional yields with practically no credit risk and limited interest rate risk.

In the traditional high-yield arena, two of our standouts were Venetian Casino and Hard Rock Hotel, both premier Las Vegas destinations. Venetian, with its world-class gaming area and 1.5 million square foot convention center, has experienced substantial traffic. Hard Rock Hotel advanced as well, benefiting from a recent expansion and a $20 million equity infusion by its owner, Peter Morton. The local gaming market also contributed to performance as Isle of Capri Casino in Blackhawk, Colorado, our top position at period end, continued to use cash flow to reinvest in the business and pay down debt.

Despite volatility in the telecommunications sector, a number of our holdings held up under the pressure and produced gains for the Portfolio. Split Rock Communications was acquired by McLeodUSA, and our bonds were tendered at a significant premium. Internet hosting and infrastructure company Verio moved ahead when Japanese telecom giant NTT DoCoMo announced plans to complete its acquisition of the firm. Another leader in Web hosting, Exodus Communications, rebounded nicely as signs of positive cash flow began to emerge.

While pleased with the Portfolio's overall results, we had our share of disappointments. Cable provider Galaxy fell victim to rising interest rates and credit concerns. While benefiting from stable cash flows and growing demand, the company has recently sought a buyer, which may allow us to recoup our losses. Radio station operator Cumulus Media also declined on reports of integration issues surrounding recent acquisitions as well as speculation of accounting irregularities. Given that, we liquidated the position.

Going forward, we believe the Fed is near the end of its tightening cycle, although one more rate hike may be in the cards. Fed Chairman Alan Greenspan will need to achieve a delicate balance, keeping inflation in check without pushing the economy into recession. If his attempts at a "soft landing" are successful, the resulting scenario of sustainable economic growth with little or no inflation would be a perfect environment for high-yield bonds. However, with rate hikes still a possibility, we'll be paying close attention to the recent rise in defaults. In any case, we'll continue to employ our rigorous company-by-company research, digging for overlooked and unrecognized opportunities that often allow us to capitalize on the market's inefficiencies.

In closing, I'd like to thank you for your continued investment in Janus Aspen High-Yield Portfolio.

Portfolio Profile                          June 30, 2000       December 31, 1999
--------------------------------------------------------------------------------
Weighted Average Maturity                       5.2 Yrs.                5.1 Yrs.
Average Modified Duration*                      3.8 Yrs.                3.6 Yrs.
30-Day Average Yield
   Institutional Shares**                          9.67%                   9.45%
      Without Reimbursement**                      5.91%                   6.94%
   Retirement Shares**                             9.15%                   8.80%
      Without Reimbursement**                      5.41%                   6.32%
   Service Shares**                                9.37%                     N/A
      Without Reimbursement**                      5.63%                     N/A
Average Rating                                        B+                      B-
--------------------------------------------------------------------------------

*    A theoretical measure of price volatility.
**   Yields will fluctuate.

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2000  51

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/96)
   1 Year                                                                  5.17%
   From Inception                                                          9.40%
--------------------------------------------------------------------------------
Lehman Brothers High-Yield Bond Index
   1 Year                                                                (1.03%)
   From Inception Date of Institutional Shares                             5.87%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                  4.71%
   From Portfolio Inception                                                6.14%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                  2.89%
   From Portfolio Inception                                                5.25%
--------------------------------------------------------------------------------
Returns shown for Retirement and Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement and Service Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Investing in high-yield/high-risk securities may entail greater risk. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Corporate Bonds - 86.1%
Agricultural Operations - 1.4%
$     23,000  Hines Horticulture, Inc., 11.75%
                 senior subordinated notes, due 10/15/05 .....   $        23,000

Beverages - Wine and Spirits - 1.8%
      30,000  Joseph E. Seagram & Sons, Inc., 5.79%
                 company guaranteed notes, due 4/15/01 .......            29,625

Building and Construction - 0.8%
      15,000  MDC Holdings, Inc., 8.375%
                 senior notes, due 2/1/08 ....................            13,275

Cable Television - 10.0%
      15,000  Diamond Cable Communications PLC
                 zero coupon, senior discount notes
                 due 12/15/05 ................................            14,231
      50,000  FrontierVision Holdings L.P., 11.00%
                 senior subordinated notes, due 10/15/06 .....            50,500
      25,000  Fundy Cable, Ltd., 11.00%
                 senior notes, due 11/15/05 ..................            26,500
      30,000  Telewest Communications PLC, 9.875%
                 senior notes, due 2/1/10+ ...................            27,900
              United Pan-Europe Communications N.V.:
      40,000     11.25%, senior notes, due 2/1/10 ............            35,600
      10,000     11.50%, senior notes, due 2/1/10 ............             8,900

                                                                         163,631

Casino Hotels - 4.6%
      30,000  Santa Fe Hotel, Inc., 11.00%
                 first mortgage notes, due 12/15/00 ..........            29,775
      30,000  Station Casinos, Inc., 10.125%
                 senior subordinated notes, due 3/15/06 ......            30,375
      15,000  Venetian Casino Resort L.L.C., 12.25%
                 company guaranteed notes, due 11/15/04 ......            15,150

                                                                          75,300

Casino Services - 3.2%
$     48,000  Isle of Capri Black Hawk L.L.C., 13.00%
                 first mortgage bonds, due 8/31/04 ...........   $        52,320

Cellular Telecommunications - 1.5%
      25,000  Nextel Communications, Inc., 9.375%
                 senior notes, due 11/15/09 ..................            23,875

Computer Software - 1.0%
      15,000  Mercury Interactive Corp., 4.75%
                 convertible bonds, due 7/1/07+ ..............            16,153

Computers - Micro - 1.8%
      30,000  IBM Corp., 7.25%
                 notes, due 11/1/02 ..........................            30,038

Containers - Paper and Plastic - 4.6%
      60,000  SF Holdings Group, Inc., zero coupon
                 senior discount notes, due 3/15/08 ..........            30,000
              Stone Container Corp.:
      20,000     10.75%, first mortgage notes, due 10/1/02 ...            20,275
      15,000     11.50%, senior notes, due 10/01/04 ..........            15,488
      10,000  Sweetheart Cup Companies, Inc., 9.625%
                 senior notes, due 9/1/00 ....................            10,050

                                                                          75,813

Diversified Financial Services - 1.9%
      30,000  General Electric Capital Corp., 7.00%
                 notes, due 3/1/02 ...........................            29,925

Fiber Optics - 3.9%
      50,000  Metromedia Fiber Network, Inc., 10.00%
                 senior notes, due 12/15/09 ..................            49,250
      15,000  NorthEast Optic Network, Inc., 12.75%
                 senior notes, due 8/15/08 ...................            14,325

                                                                          63,575

See Notes to Schedules of Investments.

52  Janus Aspen Series / June 30, 2000

                                                Janus|Aspen High-Yield Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Food - Retail - 2.1%
$     35,000  Safeway, Inc., 7.00%
                 notes, due 9/15/02 ..........................   $        34,738

Gambling - Non-Hotel Casinos - 3.7%
      10,000  Horseshoe Gaming Holding Corp., 8.625%
                 company guarantee notes, due 5/15/09 ........             9,425
      50,000  Louisiana Casino Cruises, Inc., 11.00%
                 notes, due 12/1/05 ..........................            51,500

                                                                          60,925

Internet Software - 7.5%
              Exodus Communications, Inc.:
      30,000     11.25%, senior notes, due 7/1/08 ............            29,700
      15,000     11.625%, senior notes, due 7/15/10+ .........            15,037
      32,000  Globix Corp., 12.50%
                 senior notes, due 2/1/01 ....................            26,240
              Verio, Inc.:
      30,000     13.50%, senior notes, due 6/15/04 ...........            33,862
      15,000     11.25%, senior notes, due 12/1/08 ...........            16,837

                                                                         121,676

Leisure, Recreation and Gaming - 1.7%
      30,000  Hard Rock Hotel, Inc., 9.25%
                 senior subordinated notes, due 4/1/05 .......            27,525

Manufacturing - 0.8%
      15,000  Packaged Ice, Inc., 9.75%
                 company guaranteed notes, due 2/1/05 ........            12,450

Music/Clubs - 1.9%
      30,000  SFX Entertainment, Inc., 9.125%
                 company guaranteed notes, due 2/1/08 ........            30,150

Pipelines - 1.9%
      30,000  Enron Corp., 7.875%
                 notes, due 6/15/03 ..........................            30,188

Quarrying - 0.6%
      10,000  Oglebay Norton Co., 10.00%
                 senior subordinated notes, due 2/1/09 .......             9,100

Radio - 1.3%
      20,000  Radio One, Inc., 12.00%
                 company guaranteed notes, due 5/15/04 .......            21,600

Satellite Telecommunications - 0.9%
      15,000  Echostar DBS Corp., 9.375%
                 senior notes, due 2/1/09 ....................            14,400

Telecommunication Services - 13.7%
      30,000  Alaska Communications Systems, Inc.
                 9.375%, company guaranteed notes
                 due 5/15/09 .................................            27,675
      23,000  Galaxy Telecom L.P., 12.375%
                 senior subordinated notes, due 10/1/05 ......            19,895
      40,000  ITC DeltaCom, Inc., 11.00%
                 senior notes, due 6/1/07 ....................            40,400
      15,000  Level 3 Communications, Inc., 11.00%
                 senior notes, due 3/15/08+ ..................            14,850
      50,000  NTL, Inc., zero coupon
                 senior notes, due 2/1/06 ....................            46,125
      24,000  Pac-West Telecomm, Inc., 13.50%
                 senior notes, due 2/1/09 ....................            24,240
      20,000  Qwest Communications International, Inc.
                 10.875%, senior notes, due 4/1/07 ...........            21,750
      30,000  Worldwide Fiber, Inc., 12.00%
                 senior notes, due 8/1/09 ....................            28,350

                                                                         223,285

Telephone - Integrated - 7.2%
$     50,000  NEXTLINK Communications, Inc., 12.50%
                 senior notes, due 4/15/06 ...................   $        52,250
              Versatel Telecom International N.V.:
      20,000     13.25%, senior notes, due 5/15/08 ...........            20,350
      15,000     11.875%, senior notes, due 7/15/09 ..........            14,775
      30,000  Worldcom, Inc., 7.875%
                 notes, due 5/15/03 ..........................            30,263

                                                                         117,638

Television - 1.6%
      25,000  Price Communications Wireless, Inc., 11.75%
                 senior subordinated notes, due 7/15/07 ......            26,875

Textile - Products - 0.6%
      10,000  Collins & Aikman Floorcovering, Inc., 10.00%
                 senior subordinated notes, due 1/15/07 ......             9,725

Transportation - Services - 1.1%
      20,000  Atlantic Express Transportation Corp., 10.75%
                 company guaranteed notes, due 2/1/04 ........            17,700

Wire and Cable Products - 1.2%
      20,000  International Wire Group, Inc., 11.75%
                 senior subordinated notes, due 6/1/05 .......            20,100

Wireless Equipment - 1.8%
      30,000  Nextel Partners, Inc., 11.00%
                 senior notes, due 3/15/10+ ..................            29,850
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,445,112) ......................         1,404,455
--------------------------------------------------------------------------------
Common Stock - 0%
Containers - Paper and Plastic - 0%
          12  SF Holdings Group - Class C*,+ (cost $0) .......                 0
--------------------------------------------------------------------------------
Repurchase Agreement - 6.1%
$    100,000  ABN AMRO Securities, Inc., 6.85%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $100,057 collateralized
                 by $51,002 in Fannie Mae, 5.9142%-
                 7.6562%, 2/25/24-4/18/28; $26,400 in
                 Freddie Mac, 7.1512%-7.5875%,
                 2/15/24-11/15/28; $74,505 in Ginnie
                 Mae, 6.40%-7.50%, 4/20/22-2/16/30;
                 with respective values of $25,045,
                 $11,703 and $65,252 (cost $100,000) .........           100,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,545,112) - 92.2% ............         1,504,455
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 7.8%            127,064
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $     1,631,519
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  53

Janus|Aspen Money Market Portfolio

[PHOTO]
Sharon Pichler
portfolio manager

For the six months ended June 30, 2000, Janus Aspen Money Market Portfolio returned 2.95% for its Institutional Shares, 2.69% for its Retirement Shares and 2.82% for its Service Shares.(1) The seven-day current yield for this same period was 6.30%, 5.81% and 6.06% for the Institutional Shares, Retirement Shares and Service Shares, respectively. The Portfolio's strong performance earned it a top-quartile ranking for the 12 months ended June 30, 2000, placing it 14th out of 106 U.S. money market portfolios tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Although the Portfolio is managed for liquidity and stability of capital, your returns were higher than those reported six months ago due primarily to rising short-term interest rates. These rate hikes were in response to ongoing inflation concerns, as Federal Reserve Chairman Alan Greenspan continued in his efforts to moderate a robust U.S. economy. Although rates were raised on three separate occasions this year, following three increases in the second half of 1999, visible signs of an economic pullback were slow to materialize. However, as the period came to a close, consumer spending, particularly in the housing and retail sectors, appeared to dampen slightly.

Against this backdrop, the Portfolio emphasized liquidity in order to take advantage of reinvestment opportunities at higher rates. While maturities overall were naturally kept short, the Portfolio took advantage of several buying opportunities in longer-term securities. One such opportunity involved coupling floating-rate notes with one-year issues, the longest end of our spectrum, when rates already reflected the risks of further increases. This allowed us to lock in higher yields before anticipated rate increases actually took place. Of course, economic conditions are always subject to change, which is why we are constantly on the lookout for advantageous yield combinations.

At this writing, economic data is inconclusive as to the future direction of interest rates. Many investors currently believe the Fed is near the end of its tightening cycle. However, that leaves open the prospect of at least one more rate hike, possibly in August. We do not profess to have a crystal ball. For that reason, we will continue to maintain the Portfolio's liquidity. At the same time, we will keep a close eye on the economic landscape, seeking to protect our ability - and our flexibility - to respond to changing market conditions on your behalf.

In closing, we'd like to thank you for your continued investment and confidence in Janus Aspen Money Market Portfolio.

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/95)
   1 Year                                                                  5.69%
   5 Year                                                                  5.24%
   From Inception                                                          5.26%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                  5.16%
   5 Year                                                                  4.48%
   From Portfolio Inception                                                4.48%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                  5.46%
   5 Year                                                                  5.03%
   From Portfolio Inception                                                5.05%
--------------------------------------------------------------------------------
Returns shown for Retirement and Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement and Service Shares.

(1)  All returns reflect reinvested dividends.

(2) Lipper, Inc. defines a U.S. money market portfolio as one that invests in "high-quality financial instruments rated in the top two grades with dollar-denominated average maturities of less than 90 days" and that intends "to keep constant net asset value." As of June 30, 2000, Janus Aspen Money Market Portfolio ranked 24/88 of U.S. money market funds for the 5-year period. The ranking is for Institutional Shares.

An investment in the Portfolio(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Past performance does not guarantee future results.

54  Janus Aspen Series / June 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 14.6%
$  3,000,000  Countrywide Home Loans
                 6.92%, 7/5/00 ...............................   $     2,997,693
   2,000,000  Eaton Corp.
                 6.00%, 7/10/00 ..............................         1,997,000
   4,500,000  Mitsubishi Motors Credit
                 6.77%, 7/10/00 ..............................         4,492,384
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $9,487,077) ...........         9,487,077
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 35.8%
   1,475,000  Arapahoe County, Colorado, Industrial
                 Development Revenue, (Cottrell), Series B
                 6.81%, 10/1/19 ..............................         1,475,000
     300,000  Asset Partners, Inc., 6.80%, 11/1/27 ...........           300,000
   3,200,000  Breckenridge Terrace L.L.C., 6.7343%, 5/1/39 ...         3,200,000
     900,000  Bridgeton, Missouri Industrial Development
                 Authority Industrial Revenue, (Gold Dust
                 Project), Series B, 7.22%, 3/1/21 ...........           900,000
   1,660,000  Chattanooga, Tennessee Industrial
                 Development Board of Revenue, (Radisson
                 Read Project), 7.42%, 3/1/08 ................         1,660,000
     335,000  Chicago Illinois Industrial Development
                 Revenue, (BTI, Inc. Project), Series B
                 6.81%, 9/1/27 ...............................           335,000
   1,000,000  Colorado Housing and Finance Authority
                 Economic Development Revenue, (White
                 Wave, Inc. Project), Series B, 6.73%
                 10/1/18 .....................................         1,000,000
   3,600,000  Colorado Housing Facilities Revenue,
                 (Tenderfoot Seasonal Housing L.L.C.)
                 Series A, 6.7343%, 7/1/35 ...................         3,600,000
   2,000,000  Medical Properties, Inc.
                 (Dakota Clinic Project)
                 6.82%, 12/22/24 .............................         2,000,000
   5,200,000  Montgomery, Alabama Industrial
                 Development Board of Revenue, (Jenkins
                 Brick Co.), Series A, 6.86%, 9/1/14 .........         5,200,000
   1,675,000  Phoenix, Illinois Realty Special Account
                 Multifamily Revenue, (Brightons Mark)
                 7.07%, 4/1/20 ...............................         1,675,000
   1,000,000  South Carolina Jobs Economic Development
                 Authority Industrial Development Revenue
                 (Roller Bearing Co. Project), Series B
                 7.22%, 9/1/17 ...............................         1,000,000
   1,000,000  Washington, Missouri Industrial
                 Development Authority Revenue
                 (Pauwels Project), 7.02%, 12/1/19 ...........         1,000,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $23,345,000) ..        23,345,000
--------------------------------------------------------------------------------
Floating Rate Notes - 21.5%
$  3,000,000  Bank One N.A., Illinois
                 6.2025%, 4/19/01 ............................   $     2,998,147
   2,000,000  Bayerische Landesbank, New York
                 6.75%, 8/2/00 ...............................         1,999,911
   2,000,000  Homeside Lending, Inc.
                 6.9337%, 8/16/00 ............................         1,999,864
   2,000,000  National Bank of Commerce
                 6.6987%, 7/18/00 ............................         1,999,908
   3,000,000  Northern Rock PLC
                 6.65%, 4/20/01 ..............................         3,000,000
   2,000,000  Norwest Financial, Inc.
                 6.675%, 7/7/00 ..............................         1,999,986
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $13,997,816) .................        13,997,816
--------------------------------------------------------------------------------
Certificates of Deposit - 15.3%
   2,000,000  Barclays Bank PLC, New York
                 5.90%, 10/2/00 ..............................         1,999,241
   2,000,000  Commerzbank A.G., New York
                 6.83%, 4/27/01 ..............................         1,999,688
   1,000,000  Compagnie Financiere de CIC et de L'Union
                 Europeene, 6.39%, 12/20/00 ..................           999,955
   1,000,000  Deutsche Bank, New York
                 6.75%, 2/22/01 ..............................           999,693
   1,000,000  Regions Bank
                 6.09%, 10/10/00 .............................           999,842
   2,000,000  Skandinaviska Enskilda Banken
                 5.96%, 8/10/00 ..............................         1,999,916
   1,000,000  Unibank A/S, New York
                 6.92%, 3/30/01 ..............................           999,859
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $9,998,194) ..............         9,998,194
--------------------------------------------------------------------------------
Put Bond - 4.2%
   2,765,000  Aurora Colorado Centertech Metropolitan
                 District, Series B, 6.65%, 12/1/17
                 (cost $2,765,000) ...........................         2,765,000
--------------------------------------------------------------------------------
Repurchase Agreement - 5.4%
   3,522,000  Deutsche Bank Securities, Inc., 7.18%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $3,524,107 collateralized
                 by $46,045 in Federal Farm Credit Bank,
                 5.17%-6.00%, 12/11/01-1/24/05;
                 $53,895 in Federal Home Loan Bank
                 System, 0%-6.395%, 12/14/01-8/26/05;
                 $386,635 in Freddie Mac, 0%-7.5687%,
                 8/17/27; $3,438,294 in Ginnie Mae,
                 0.66%-8.50%, 1/15/07-6/15/30; $7,030
                 in Sallie Mae, 0%, 7/20/00; $35,149 in
                 Tennessee Valley Authority, 5.00%,
                 12/18/03; $2,119,306 in U.S. Treasury,
                 0%-10.75%, 8/24/00-8/15/29; with
                 respective values of $45,082, $52,438,
                 $38,778, $2,145,577, $7,029, $33,056
                 and $1,270,484 (cost $3,522,000) ............         3,522,000
--------------------------------------------------------------------------------
Total Investments (total cost $63,115,087) - 96.8% ...........        63,115,087
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.2%          2,056,165
--------------------------------------------------------------------------------
Net Assets - 100 % ...........................................   $    65,171,252
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  55

Statements of|Operations

                                                                                        Janus Aspen      Janus Aspen
                                                                         Janus Aspen     Aggressive        Capital       Janus Aspen
For the six months or period ended June 30, 2000 (unaudited)               Growth          Growth       Appreciation       Balanced
(all numbers in thousands)                                                Portfolio       Portfolio       Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                               $  10,216       $   4,648       $   9,376       $  49,636
   Dividends                                                                  5,385             691             948           5,204
   Foreign tax withheld                                                       (121)              --            (40)            (67)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                      15,480           5,339          10,284          54,773
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                             11,673          14,520           3,347           9,311
   Transfer agent expenses                                                        3               1               3               2
   Registration fees                                                            160             202              93             113
   System fees                                                                   10               9              10              12
   Custodian fees                                                               195             119              30             108
   Insurance expense                                                              2              --              --               2
   Audit fees                                                                     7              13               6               5
   Distribution fees - Retirement Shares                                        146             173              72             111
   Distribution fees - Service Shares                                             2               5             173               1
   Administrative fees - Retirement Shares                                      146             173              72             111
   Other expenses                                                                 9               9               2               8
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                               12,353          15,224           3,808           9,784
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                        (24)            (29)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                 12,329          15,195           3,808           9,784
------------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                     --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                             12,329          15,195           3,808           9,784
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                  3,151         (9,856)           6,476          44,989
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                    132,939         148,412        (17,647)          73,846
   Net realized gain/(loss) from foreign currency transactions                2,055              --              --             360
   Net realized gain/(loss) from futures contracts                               --              --              --              --
   Change in net unrealized appreciation or depreciation of
      investments and foreign currency                                     (88,520)       (177,003)        (59,757)        (98,725)
------------------------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                               46,474        (28,591)        (77,404)        (24,519)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           $  49,625       $(38,447)       $(70,928)       $  20,470
------------------------------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 2000 (inception) to June 30, 2000.
(2)  Period January 18, 2000 (inception) to June 30, 2000.

See Notes to Financial Statements.

56  Janus Aspen Series / June 30, 2000

  Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen    Janus Aspen      Janus Aspen
    Equity        Growth and       Strategic     International     Worldwide        Global          Global         Flexible
    Income          Income           Value          Growth          Growth       Life Sciences    Technology        Income
   Portfolio       Portfolio      Portfolio(1)     Portfolio       Portfolio      Portfolio(2)   Portfolio(2)      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
   $      84       $     754       $       8       $   7,743       $  34,005       $      52       $   2,087       $   7,576
          56             224               1          17,794          17,832               2             451              82
         (1)             (5)              --           (452)         (2,035)              --            (13)              --
------------------------------------------------------------------------------------------------------------------------------------
         139             973               9          25,085          49,802              54           2,525           7,658
------------------------------------------------------------------------------------------------------------------------------------
          63             407               1           4,165          26,820              10             531             617
           1               1               1               2               2               2               2               3
          55              25              --              79             265              --               4              80
           6               7               1               9              11               5               6               6
          19              24               3             341           1,565              14              39              26
          --              --              --               1               7              --              --              --
           5               4              --               5              14               1               3               7
           2              14              --              38             372              --              --               1
          --              --              --             134               3               1             145              --
           2              14              --              38             372              --              --               1
           1               1              --               5              20              --              --               2
------------------------------------------------------------------------------------------------------------------------------------
         154             497               6           4,817          29,451              33             730             743
------------------------------------------------------------------------------------------------------------------------------------
          --             (2)              --            (12)            (49)              --             (2)             (3)
------------------------------------------------------------------------------------------------------------------------------------
         154             495               6           4,805          29,402              33             728             740
------------------------------------------------------------------------------------------------------------------------------------
        (32)             --              (3)             --               --            (13)              --              --
------------------------------------------------------------------------------------------------------------------------------------
         122             495               3           4,805          29,402              20             728             740
------------------------------------------------------------------------------------------------------------------------------------
          17             478               6          20,280          20,400              34           1,797           6,918
------------------------------------------------------------------------------------------------------------------------------------
       1,967         (1,096)              1           59,457         513,714           (425)        (12,381)         (4,791)
          --             (1)              --          14,649          90,931              --             (8)             349
          --              --              --              --              --              --              --             309

     (2,088)         (5,222)              14       (114,297)       (539,640)             604         (3,131)           (360)
------------------------------------------------------------------------------------------------------------------------------------
       (121)         (6,319)              15        (40,191)          65,005             179        (15,520)         (4,493)
------------------------------------------------------------------------------------------------------------------------------------
   $   (104)      $  (5,841)      $       21       $(19,911)       $  85,405       $     213       $(13,723)       $   2,425
------------------------------------------------------------------------------------------------------------------------------------
                  Janus Aspen
 Janus Aspen         Money
  High-Yield        Market
   Portfolio       Portfolio
-----------------------------
   $      76       $   2,066
          --              --
          --              --
-----------------------------
          76           2,066
-----------------------------
           6              83
           2               3
          53              35
           5               7
          15              --
          --              --
          10               2
          --               5
          --              --
          --               5
          --               1
-----------------------------
          91             141
-----------------------------
          --              --
-----------------------------
          91             141
-----------------------------
        (83)             --
-----------------------------
           8             141
-----------------------------
          68           1,925
-----------------------------
         (1)              --
          --              --
          --              --

        (20)              --
-----------------------------
        (21)              --
-----------------------------
   $      47       $   1,925
-----------------------------

                                          Janus Aspen Series / June 30, 2000  57

Statements of|Assets & Liabilities

                                                                                        Janus Aspen      Janus Aspen
                                                                          Janus Aspen    Aggressive        Capital       Janus Aspen
As of June 30, 2000 (unaudited) (all numbers in thousands                   Growth         Growth        Appreciation      Balanced
except net asset value per share)                                          Portfolio      Portfolio        Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
   Investments at cost                                                    $3,318,184      $3,836,444      $1,313,804      $2,912,716

   Investments at value:                                                  $4,133,321      $5,055,369      $1,444,215      $3,192,962
      Cash                                                                       925           6,227             652             406
      Receivables:
         Investments sold                                                     31,449          19,139              --          13,296
         Portfolio shares sold                                                 7,484          15,145           5,748           9,457
         Dividends                                                               292               8              31             838
         Interest                                                                177              17              37          25,322
         Due from Advisor                                                         --              --              --              --
      Other assets                                                                --               6               1               1
      Variation margin                                                            --              --              --              --
   Forward currency contracts                                                    548              --              --             984
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                               4,174,196       5,095,911       1,450,684       3,243,266
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Investments purchased                                                   67,056           4,044              --          12,758
      Portfolio shares repurchased                                             1,903           6,899           1,937           1,516
      Advisory fees                                                            2,158           2,625             737           1,689
   Accrued expenses                                                              159             189             142             110
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                             71,276          13,757           2,816          16,073
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                $4,102,920      $5,082,154      $1,447,868      $3,227,193
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                         $3,910,688      $4,789,625      $1,004,169      $3,093,444
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        118,891          85,845          31,652         117,557
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    32.89      $    55.79      $    31.73      $    26.31
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Retirement Shares                                            $  179,748      $  264,389      $  102,072      $  126,096
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          5,478           4,822           3,229           4,774
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    32.82      $    54.83      $    31.61      $    26.41
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                               $   12,484      $   28,140      $  341,627      $    7,653
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)            381             508          10,875             287
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    32.74      $    55.38      $    31.41      $    26.68
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

58  Janus Aspen Series / June 30, 2000

Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen    Janus Aspen     Janus Aspen
  Equity        Growth and       Strategic     International     Worldwide        Global          Global         Flexible
  Income          Income           Value          Growth          Growth       Life Sciences    Technology        Income
 Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
$   15,827      $  133,107      $    2,129      $1,355,008      $6,676,483      $   14,779      $  375,640      $  203,871
$   18,986      $  151,467      $    2,143      $1,628,516      $9,091,133      $   15,383      $  372,453      $  200,762
        13              30              66           1,887           9,927              40           1,314             191

        48             668              --          13,040          53,476             273           1,524             368
        26             462              10          16,292          24,835             169           3,263             257
         9              34              --           1,350           4,965               1              34              --
        19              67              --              25             142               1             684           3,442
        --              --              --              --              --              --              --              --
         2              --               3              --               5               5              --              --
        --              --              --              --              --              --              --              --
        10              --              --           1,654           3,221              --              55               8
------------------------------------------------------------------------------------------------------------------------------------
    19,113         152,728           2,222       1,662,764       9,187,704          15,872         379,327         205,028
------------------------------------------------------------------------------------------------------------------------------------


       103             902              46          23,202          44,567             965          12,827           4,534
        --              38              --           1,296           5,635             201             244             158
        10              79               1             847           4,810               5             173             105
        32              20               2             178             517               4              66              40
------------------------------------------------------------------------------------------------------------------------------------
       145           1,039              49          25,523          55,529           1,175          13,310           4,837
------------------------------------------------------------------------------------------------------------------------------------
$   18,968      $  151,689      $    2,173      $1,637,241      $9,132,175      $   14,697      $  366,017      $  200,191
------------------------------------------------------------------------------------------------------------------------------------
$   17,515      $  134,665      $    2,163      $1,307,787      $8,729,092      $    4,912      $   65,225      $  199,382
       739           6,841             214          32,948         181,741             569           6,637          17,725
------------------------------------------------------------------------------------------------------------------------------------
$    23.71      $    19.68      $    10.10      $    39.69      $    48.03      $     8.63      $     9.83      $    11.25
------------------------------------------------------------------------------------------------------------------------------------
$    1,423      $   13,463             N/A      $   44,259      $  388,881             N/A             N/A      $      797
        61             688             N/A           1,118           8,139             N/A             N/A              69
------------------------------------------------------------------------------------------------------------------------------------
$    23.41      $    19.57             N/A      $    39.58      $    47.48             N/A             N/A      $    11.50
------------------------------------------------------------------------------------------------------------------------------------
$       30      $    3,561      $       10      $  285,195      $   14,202      $    9,785      $  300,792      $       12
         1             182               1           7,247             297           1,135          30,638               1
------------------------------------------------------------------------------------------------------------------------------------
$    23.53      $    19.55      $    10.09      $    39.35      $    47.76      $     8.62      $     9.82      $    11.24
------------------------------------------------------------------------------------------------------------------------------------

                 Janus Aspen
Janus Aspen         Money
 High-Yield        Market
  Portfolio       Portfolio
----------------------------
 $    1,545      $   63,115
 $    1,504      $   63,115
         94               2

        149              --
         --           1,359
         --              --
         34             732
          4              --
          1              --
         --              --
         --              --
----------------------------
      1,786          65,208
----------------------------


        124              --
         --              --
         --              15
         30              22
----------------------------
        154              37
----------------------------
 $    1,632      $   65,171
----------------------------
 $    1,609      $   60,285
        155          60,285
----------------------------
 $    10.41      $     1.00
----------------------------
 $       13      $    4,876
          1           4,876
----------------------------
 $    10.63      $     1.00
----------------------------
 $       10      $       10
          1              10
----------------------------
 $    10.40      $     1.00
----------------------------

                                          Janus Aspen Series / June 30, 2000  59

Statements of|Changes in Net Assets

                                                                            Janus Aspen                         Janus Aspen
For the six months or period ended June 30 (unaudited)                        Growth                         Aggressive Growth
and for the fiscal year ended December 31                                    Portfolio                           Portfolio
(all numbers in thousands)                                            2000              1999              2000              1999
------------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                  $       3,151     $       5,209     $     (9,856)     $     (7,523)
   Net realized gain/(loss) from investment transactions               134,994           155,359           148,412           392,796
   Change in unrealized net appreciation or depreciation
      of investments and foreign currency                             (88,520)           582,872         (177,003)         1,148,333
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                    49,625           743,440          (38,447)         1,533,606
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                              (2,283)           (4,543)                --                --
   Net realized gain from investment transactions*                   (155,582)           (9,036)         (394,160)          (52,162)
   Distributions (in excess of realized gains)*                             --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (157,865)          (13,579)         (394,160)          (52,162)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
      Institutional Shares                                           1,028,062         1,298,997         1,912,935         1,695,094
      Retirement Shares                                                135,521            52,393           255,105            34,652
      Service Shares                                                    12,287                --            26,661                --
   Reinvested dividends and distributions
      Institutional Shares                                             150,647            13,566           371,828            52,029
      Retirement Shares                                                  6,777                13            20,369               133
      Service Shares                                                       441                --             1,963                --
   Shares repurchased
      Institutional Shares                                           (108,963)         (194,056)         (408,229)         (665,828)
      Retirement Shares                                               (15,566)           (2,358)          (33,403)           (2,937)
      Service Shares                                                      (29)                --              (15)               --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              1,209,177         1,168,555         2,147,214         1,113,143
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                1,100,937         1,898,416         1,714,607         2,594,587
Net Assets:
   Beginning of period                                               3,001,983         1,103,567         3,367,547           772,960
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                 $   4,102,920     $   3,001,983     $   5,082,154     $   3,367,547
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                      $   3,150,734     $   1,941,557     $   3,735,612     $   1,588,397
   Undistributed net investment income/(loss)*                           1,732               864           (9,858)               (2)
   Undistributed net realized gain/(loss) from investments*            134,775           155,363           137,478           383,226
   Unrealized appreciation/(depreciation) of investments
      and foreign currency                                             815,679           904,199         1,218,922         1,395,926
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $   4,102,920     $   3,001,983     $   5,082,154     $   3,367,547
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                          29,976            47,425            30,014            45,266
   Reinvested dividends and distributions                                4,651               486             6,826             1,555
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                   34,627            47,911            36,840            46,821
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                     (3,193)           (7,339)           (6,603)          (19,177)
Net Increase/(Decrease) in Portfolio Shares                             31,434            40,572            30,237            27,644
Shares Outstanding, Beginning of Period                                 87,457            46,885            55,608            27,964
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      118,891            87,457            85,845            55,608
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
   Shares sold                                                       3,960,649         1,844,663         4,179,391           872,484
   Reinvested dividends and distributions                              209,753               475           380,437             4,023
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                4,170,402         1,845,138         4,559,828           876,507
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                   (457,410)          (81,361)         (551,726)          (63,544)
Net Increase/(Decrease) in Portfolio Shares                          3,712,992         1,763,777         4,008,102           812,963
Shares Outstanding, Beginning of Period                              1,764,531               754           813,583               620
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    5,477,523         1,764,531         4,821,685           813,583
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
   Shares sold                                                         368,491                --           472,051                --
   Reinvested dividends and distributions                               13,688                --            36,313                --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                  382,179                --           508,364                --
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                       (911)                --             (247)                --
Net Increase/(Decrease) in Portfolio Shares                            381,268                --           508,117                --
Shares Outstanding, Beginning of Period                                     --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      381,268                --           508,117                --
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
   (excluding short-term securities)
   Purchases of securities                                       $   1,786,089     $   1,792,760     $   3,650,546     $   2,594,856
   Proceeds from sales of securities                                   834,347           845,225         2,021,203         1,580,979
   Purchases of long-term U.S. government obligations                       --                --                --                --
   Proceeds from sales of long-term U.S. government obligations             --                --                --                --

*    See Note 3 in Notes to Financial Statements..

See Notes to Financial Statements.

60  Janus Aspen Series / June 30, 2000

           Janus Aspen                         Janus Aspen                         Janus Aspen
      Capital Appreciation                      Balanced                          Equity Income
            Portfolio                           Portfolio                           Portfolio
     2000              1999              2000              1999              2000              1999
-------------------------------------------------------------------------------------------------------
$       6,476     $       1,957     $      44,989     $      46,012     $          17     $          45
     (17,647)             3,659            74,206           180,516             1,967             2,279

     (59,757)           169,996          (98,725)           185,339           (2,088)             2,881
-------------------------------------------------------------------------------------------------------
     (70,928)           175,612            20,470           411,867             (104)             5,205
-------------------------------------------------------------------------------------------------------

      (3,146)           (1,635)          (23,806)          (42,435)              (13)              (38)
        (586)                --         (179,798)                --           (2,281)              (59)
           --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------
      (3,732)           (1,635)         (203,604)          (42,435)           (2,294)              (97)
-------------------------------------------------------------------------------------------------------


      460,796           425,454           660,464         1,279,277             2,953             9,006
       90,516            21,310            92,336            34,954             1,065               382
      376,085                --             7,656                --                29                --

        3,551             1,635           195,733            41,850             2,117                97
           41                --             7,469               585               173                --
          140                --               403                --                 4                --

     (35,480)          (44,052)          (40,389)         (112,729)           (4,300)           (4,176)
      (6,227)           (2,391)          (19,896)           (6,449)             (114)              (15)
     (17,034)                --             (126)               --                --                 --
-------------------------------------------------------------------------------------------------------
      872,388           401,956           903,650         1,237,488             1,927             5,294
-------------------------------------------------------------------------------------------------------
      797,728           575,933           720,516         1,606,920             (471)            10,402

      650,140            74,207         2,506,677           899,757            19,439             9,037
-------------------------------------------------------------------------------------------------------
$   1,447,868     $     650,140     $   3,227,193     $   2,506,677     $      18,968     $      19,439
-------------------------------------------------------------------------------------------------------

$   1,332,292     $     459,904     $   2,846,974     $   1,943,324     $      13,819     $      11,892
        3,686               356            25,287             4,104                15                11
     (18,521)             (288)            73,702           179,294             1,964             2,278

      130,411           190,168           281,230           379,955             3,170             5,258
-------------------------------------------------------------------------------------------------------
$   1,447,868     $     650,140     $   3,227,193     $   2,506,677     $      18,968     $      19,439
-------------------------------------------------------------------------------------------------------

       13,709            16,966            23,608            51,595               109               405
          113                55             7,511             1,581                91                 4
-------------------------------------------------------------------------------------------------------
       13,822            17,021            31,119            53,176               200               409
-------------------------------------------------------------------------------------------------------
      (1,064)           (1,847)           (1,442)           (4,522)             (156)             (179)
       12,758            15,174            29,677            48,654                44               230
       18,894             3,720            87,880            39,226               695               465
-------------------------------------------------------------------------------------------------------
       31,652            18,894           117,557            87,880               739               695
-------------------------------------------------------------------------------------------------------

    2,705,159           805,168         3,290,697         1,385,492            40,312            16,783
        1,320                --           285,501            22,009             7,510                 5
-------------------------------------------------------------------------------------------------------
    2,706,479           805,168         3,576,198         1,407,501            47,822            16,788
-------------------------------------------------------------------------------------------------------
    (190,217)          (93,123)         (713,930)         (259,945)           (4,181)             (662)
    2,516,262           712,045         2,862,268         1,147,556            43,641            16,126
      713,045             1,000         1,911,699           764,143            17,139             1,013
-------------------------------------------------------------------------------------------------------
    3,229,307           713,045         4,773,967         1,911,699            60,780            17,139
-------------------------------------------------------------------------------------------------------

   11,408,589                --           276,031                --             1,113                --
        4,481                --            15,255                --               158                --
-------------------------------------------------------------------------------------------------------
   11,413,070                --           291,286                --             1,271                --
-------------------------------------------------------------------------------------------------------
    (537,957)                --           (4,465)                --                --                --
   10,875,113                --           286,821                --             1,271                --
           --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------
   10,875,113                --           286,821                --             1,271                --
-------------------------------------------------------------------------------------------------------


$ 540,248,526     $     380,037     $   1,087,170     $   2,132,273     $       7,552     $      20,547
   57,785,240           105,924           762,629         1,209,464             8,972            16,287
           --                --           185,225           479,559                --                --
           --                --                --           199,818                --                --

           Janus Aspen               Janus Aspen
        Growth and Income          Strategic Value
            Portfolio                 Portfolio
     2000              1999             2000(1)
--------------------------------------------------
$         478     $         165     $           6
      (1,097)             2,395                 1

      (5,222)            22,577                14
--------------------------------------------------
      (5,841)            25,137                21
--------------------------------------------------

        (202)             (137)                --
      (2,330)                --                --
           --                --                --
--------------------------------------------------
      (2,532)             (137)                --
--------------------------------------------------


       61,104            59,997             2,416
        8,870             6,207                --
        3,552                --                10

        2,274               137                --
          208                --                --
           50                --                --

      (5,609)           (5,500)             (273)
      (1,834)             (804)                --
         (15)                --               (1)
--------------------------------------------------
       68,600            60,037             2,152
--------------------------------------------------
       60,227            85,037             2,173

       91,462             6,425                --
--------------------------------------------------
$     151,689     $      91,462     $       2,173
--------------------------------------------------

$     134,174     $      65,574     $       2,152
          306                30                 6
      (1,151)             2,276                 1

       18,360            23,582                14
--------------------------------------------------
$     151,689     $      91,462     $       2,173
--------------------------------------------------

        2,928             3,889               242
          117                 7                --
--------------------------------------------------
        3,045             3,896               242
--------------------------------------------------
        (271)             (365)              (28)
        2,774             3,531               214
        4,067               536                --
--------------------------------------------------
        6,841             4,067               214
--------------------------------------------------

      427,229           392,132               N/A
       10,762                --               N/A
--------------------------------------------------
      437,991           392,132               N/A
--------------------------------------------------
     (87,799)          (55,446)               N/A
      350,192           336,686               N/A
      337,686             1,000               N/A
--------------------------------------------------
      687,878           337,686               N/A
--------------------------------------------------

      180,224                --             1,000
        2,604                --                --
--------------------------------------------------
      182,828                --             1,000
--------------------------------------------------
        (725)                --                --
      182,103                --             1,000
           --                --                --
--------------------------------------------------
      182,103                --             1,000
--------------------------------------------------


$      69,747     $      60,532     $       1,313
       16,485            15,498                34
           --                --                --
           --                --                --

(1)  Period May 1, 2000 (inception) to June 30, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.

                                          Janus Aspen Series / June 30, 2000  61

For the six months or period ended June 30 (unaudited)                        Janus Aspen                       Janus Aspen
and for the fiscal year ended December 31                                International Growth                Worldwide Growth
(all numbers in thousands)                                                     Portfolio                         Portfolio
                                                                         2000             1999             2000             1999
------------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                      $     20,280     $      1,093     $     20,400     $      7,750
   Net realized gain/(loss) from investment transactions                   74,106            9,375          604,645          191,001
   Change in unrealized net appreciation or depreciation of
      investments and foreign currency                                  (114,297)          333,771        (539,640)        2,184,175
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                     (19,911)          344,239           85,405        2,382,926
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                                 (3,284)          (1,019)         (10,729)          (6,818)
   Net realized gain from investment transactions*                             --               --        (118,826)               --
   Distributions (in excess of realized gains)*                                --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (3,284)          (1,019)        (129,555)          (6,818)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
      Institutional Shares                                              1,049,036          438,134        2,768,939        2,167,550
      Retirement Shares                                                    35,792           12,225          290,161          137,824
      Service Shares                                                      355,221               --           14,325               --
   Reinvested dividends and distributions
      Institutional Shares                                                  3,284            1,018          124,421            6,818
      Retirement Shares                                                        --                1            4,963               --
      Service Shares                                                           --               --              171               --
   Shares repurchased
      Institutional Shares                                              (543,505)        (277,609)        (624,094)        (898,433)
      Retirement Shares                                                   (8,553)            (738)         (73,303)         (14,907)
      Service Shares                                                     (58,217)               --            (430)               --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   833,058          173,031        2,505,153        1,398,852
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     809,863          516,251        2,461,003        3,774,960
Net Assets:
   Beginning of period                                                    827,378          311,127        6,671,172        2,896,212
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                     $  1,637,241     $    827,378     $  9,132,175     $  6,671,172
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                          $  1,279,301     $    446,243     $  6,113,345     $  3,608,193
   Undistributed net investment income/(loss)*                             17,165              169           10,743            1,072
   Undistributed net realized gain/(loss) from investments*                65,624          (8,482)          590,289          104,470
   Unrealized appreciation/(depreciation) of investments
      and foreign currency                                                275,151          389,448        2,417,798        2,957,437
------------------------------------------------------------------------------------------------------------------------------------
                                                                     $  1,637,241     $    827,378     $  9,132,175     $  6,671,172
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                             25,295           17,341           55,679           62,563
   Reinvested dividends and distributions                                      83               44            2,625              209
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      25,378           17,385           58,304           62,772
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                       (13,385)         (11,053)         (12,612)         (26,096)
Net Increase/(Decrease) in Portfolio Shares                                11,993            6,332           45,692           36,676
Shares Outstanding, Beginning of Period                                    20,955           14,623          136,049           99,373
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          32,948           20,955          181,741          136,049
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
   Shares sold                                                            889,679          466,618        5,850,674        3,868,907
   Reinvested dividends and distributions                                      --               40          105,249               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                     889,679          466,658        5,955,923        3,868,907
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                      (212,006)         (26,923)      (1,483,200)        (403,114)
Net Increase/(Decrease) in Portfolio Shares                               677,673          439,735        4,472,723        3,465,793
Shares Outstanding, Beginning of Period                                   440,543              808        3,666,659          200,866
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       1,118,216          440,543        8,139,382        3,666,659
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
   Shares sold                                                          8,716,166               --          303,032               --
   Reinvested dividends and distributions                                      --               --            3,621               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                   8,716,166               --          306,653               --
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                    (1,468,904)               --          (9,320)               --
Net Increase/(Decrease) in Portfolio Shares                             7,247,262               --          297,333               --
Shares Outstanding, Beginning of Period                                        --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       7,247,262               --          297,333               --
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
      (excluding short-term securities)
   Purchases of securities                                           $    875,551     $    446,784     $  3,653,837     $  3,549,960
   Proceeds from sales of securities                                      295,081          325,107        1,774,477        2,490,945
   Purchases of long-term U.S. government obligations                          --               --               --               --
   Proceeds from sales of long-term U.S. government obligations                --               --               --               --

*    See Note 3 in Notes to Financial Statements.

(1)  Period January 18, 2000 (inception) to June 30, 2000
(2) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.

See Notes to Financial Statements.

62  Janus Aspen Series / June 30, 2000

 Janus Aspen      Janus Aspen
 Global Life        Global                 Janus Aspen                      Janus Aspen                       Janus Aspen
  Sciences        Technology             Flexible Income                     High-Yield                       Money Market
  Portfolio        Portfolio                Portfolio                         Portfolio                         Portfolio
   2000(1)          2000(1)           2000             1999             2000             1999             2000             1999
------------------------------------------------------------------------------------------------------------------------------------
$         34     $      1,797     $      6,918     $     11,300     $         68     $        207     $      1,925     $      2,717
       (425)         (12,389)          (4,133)          (3,338)              (1)            (113)               --                3

         604          (3,131)            (360)          (5,120)             (20)               55               --               --
------------------------------------------------------------------------------------------------------------------------------------
         213         (13,723)            2,425            2,842               47              149            1,925            2,720
------------------------------------------------------------------------------------------------------------------------------------

          --               --          (5,367)         (11,043)             (56)            (209)          (1,925)          (2,717)
          --               --               --            (977)               --               --               --              (3)
          --               --               --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
          --               --          (5,367)         (12,020)             (56)            (209)          (1,925)          (2,720)
------------------------------------------------------------------------------------------------------------------------------------


      11,965           78,714           37,171           92,026            1,039            1,725          125,752          211,038
          --               --              299              872               --               --           13,598            1,225
       9,994          321,901               12               --               10               --               10               --

          --               --            5,344           12,003               55              208            1,806            2,713
          --               --               23               17                1                1              117                7
          --               --               --               --               --               --               --               --

     (6,969)          (9,607)         (26,884)         (37,764)          (1,096)          (3,230)        (136,539)        (183,175)
          --               --            (355)             (47)               --               --          (9,992)             (90)
       (506)         (11,268)               --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
      14,484          379,740           15,610           67,107                9          (1,296)          (5,248)           31,718
------------------------------------------------------------------------------------------------------------------------------------
      14,697          366,017           12,668           57,929               --          (1,356)          (5,248)           31,718

          --               --          187,523          129,594            1,632            2,988           70,419           38,701
------------------------------------------------------------------------------------------------------------------------------------
$     14,697     $    366,017     $    200,191     $    187,523     $      1,632     $      1,632     $     65,171     $     70,419
------------------------------------------------------------------------------------------------------------------------------------

$     14,484     $    379,740     $    208,866     $    193,256     $      1,820     $      1,811     $     65,171     $     70,419
          34            1,797            1,943              392               18                6               --               --
       (425)         (12,389)          (7,517)          (3,384)            (165)            (164)               --               --

         604          (3,131)          (3,101)          (2,741)             (41)             (21)               --               --
------------------------------------------------------------------------------------------------------------------------------------
$     14,697     $    366,017     $    200,191     $    187,523     $      1,632     $      1,632     $     65,171     $     70,419
------------------------------------------------------------------------------------------------------------------------------------

       1,413            7,594            3,243            7,752               98              156          125,752          211,038
          --               --              475            1,047                5               20            1,806            2,713
------------------------------------------------------------------------------------------------------------------------------------
       1,413            7,594            3,718            8,799              103              176          127,558          213,751
------------------------------------------------------------------------------------------------------------------------------------
       (844)            (957)          (2,350)          (3,192)            (103)            (295)        (136,539)        (183,175)
         569            6,637            1,368            5,607               --            (119)          (8,981)           30,576
          --               --           16,357           10,750              155              274           69,266           38,690
------------------------------------------------------------------------------------------------------------------------------------
         569            6,637           17,725           16,357              155              155           60,285           69,266
------------------------------------------------------------------------------------------------------------------------------------

         N/A              N/A           25,491           73,392               --               --       13,597,930        1,224,357
         N/A              N/A            1,989            1,470               37               83          117,476            7,522
------------------------------------------------------------------------------------------------------------------------------------
         N/A              N/A           27,480           74,862               37               83       13,715,406        1,231,879
------------------------------------------------------------------------------------------------------------------------------------
         N/A              N/A         (30,033)          (4,008)               --               --      (9,992,227)         (89,650)
         N/A              N/A          (2,553)           70,854               37               83        3,723,179        1,142,229
         N/A              N/A           71,843              989            1,122            1,039        1,153,031           10,802
------------------------------------------------------------------------------------------------------------------------------------
         N/A              N/A           69,290           71,843            1,159            1,122        4,876,210        1,153,031
------------------------------------------------------------------------------------------------------------------------------------

   1,195,211       31,836,650            1,039               --              960               --           10,001               --
          --               --               27               --               30               --              278               --
------------------------------------------------------------------------------------------------------------------------------------
   1,195,211       31,836,650            1,066               --              990               --           10,279               --
------------------------------------------------------------------------------------------------------------------------------------
    (60,293)      (1,199,032)               --               --               --               --              (1)               --
   1,134,918       30,637,618            1,066               --              990               --           10,278               --
          --               --               --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
   1,134,918       30,637,618            1,066               --              990               --           10,278               --
------------------------------------------------------------------------------------------------------------------------------------


$      8,823     $    319,438     $    107,196     $    203,810     $      2,099     $     12,244               --               --
       4,031           16,679          114,963          134,399            1,989           13,089               --               --
          --               --           50,153           21,790               --               50               --               --
          --               --           44,087           35,724               --              148               --               --

                                          Janus Aspen Series / June 30, 2000  63

Financial|Highlights - Institutional Shares

For a share outstanding during the six months ended June 30 (unaudited)          Janus Aspen Growth Portfolio
or through each fiscal year ended December 31               2000           1999       1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     33.65  $     23.54  $     18.48  $     15.51  $     13.45  $     10.57
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                 .03          .07          .05          .15          .17          .28
   Net gains/(losses) on securities
      (both realized and unrealized)                            .53        10.24         6.36         3.34         2.29         2.90
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .56        10.31         6.41         3.49         2.46         3.18
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     (.02)        (.06)        (.05)        (.15)        (.17)        (.30)
   Distributions (from capital gains)                        (1.30)        (.14)       (1.30)        (.37)        (.23)           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (1.32)        (.20)       (1.35)        (.52)        (.40)        (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     32.89  $     33.65  $     23.54  $     18.48  $     15.51  $     13.45
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 1.72%       43.98%       35.66%       22.75%       18.45%       30.17%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $ 3,910,688  $ 2,942,649  $ 1,103,549  $   608,281  $   325,789  $   126,911
Average Net Assets for the Period (in thousands)        $ 3,492,998  $ 1,775,373  $   789,454  $   477,914  $   216,125  $    77,344
Ratio of Gross Expenses to Average Net Assets**(1)            0.67%        0.67%        0.68%        0.70%        0.69%        0.78%
Ratio of Net Expenses to Average Net Assets**(1)              0.67%        0.67%        0.68%        0.69%        0.69%        0.76%
Ratio of Net Investment Income to Average Net Assets**        0.19%        0.30%        0.26%        0.91%        1.39%        1.24%
Portfolio Turnover Rate**                                       51%          53%          73%         122%          87%         185%

For a share outstanding during the six months ended June 30 (unaudited)    Janus Aspen Aggressive Growth Portfolio
or through each fiscal year ended December 31               2000         1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     59.70  $     27.64  $     20.55  $     18.24  $     17.08  $     13.62
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                               (.11)           --           --           --           --          .24
   Net gains/(losses) on securities
      (both realized and unrealized)                            .91        33.46         7.09         2.31         1.36         3.47
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .80        33.46         7.09         2.31         1.36         3.71
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                        --           --           --           --           --        (.25)
   Distributions (from capital gains)                        (4.71)       (1.40)           --           --        (.19)           --
   Tax return of capital                                         --           --           --           --        (.01)           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (4.71)       (1.40)           --           --        (.20)        (.25)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     55.79  $     59.70  $     27.64  $     20.55  $     18.24  $     17.08
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 1.57%      125.40%       34.26%       12.66%        7.95%       27.48%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $ 4,789,625  $ 3,319,619  $   772,943  $   508,198  $   383,693  $   185,911
Average Net Assets for the Period (in thousands)        $ 4,341,937  $ 1,476,445  $   576,444  $   418,464  $   290,629  $   107,582
Ratio of Gross Expenses to Average Net Assets**(1)            0.67%        0.70%        0.75%        0.76%        0.76%        0.86%
Ratio of Net Expenses to Average Net Assets**(1)              0.67%        0.69%        0.75%        0.76%        0.76%        0.84%
Ratio of Net Investment Income to Average Net Assets**      (0.42%)      (0.50)%      (0.36)%      (0.10)%      (0.27)%        0.58%
Portfolio Turnover Rate**                                       94%         105%         132%         130%          88%         155%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

64  Janus Aspen Series / June 30, 2000

For a share outstanding during the six months ended June 30 (unaudited)                Janus Aspen Capital Appreciation Portfolio
or through each fiscal year or period ended December 31                                2000         1999         1998       1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $     33.17  $     19.94  $     12.62  $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                            .16          .12          .01         .05
   Net gains/(losses) on securities
      (both realized and unrealized)                                                    (1.49)        13.22         7.32        2.61
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                        (1.33)        13.34         7.33        2.66
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                                (.10)        (.11)        (.01)       (.04)
   Distributions (from capital gains)                                                    (.01)           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                      (.11)        (.11)        (.01)       (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                     $     31.73  $     33.17  $     19.94  $    12.62
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                          (4.00%)       67.00%       58.11%      26.60%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                           $ 1,004,169  $   626,611  $    74,187  $    6,833
Average Net Assets for the Period (in thousands)                                   $   838,440  $   257,422  $    25,964  $    2,632
Ratio of Gross Expenses to Average Net Assets**(2)                                       0.68%        0.70%        0.92%       1.26%
Ratio of Net Expenses to Average Net Assets**(2)                                         0.68%        0.70%        0.91%       1.25%
Ratio of Net Investment Income to Average Net Assets**                                   1.30%        0.76%        0.27%       1.43%
Portfolio Turnover Rate**                                                                  15%          52%          91%        101%

For a share outstanding during the six months ended June 30 (unaudited)        Janus Aspen Balanced Portfolio
or through each fiscal year ended December 31               2000         1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     27.91  $     22.50  $     17.47  $     14.77  $     13.03  $     10.63
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                 .37          .59          .39          .34          .32          .17
   Net gains/(losses) on securities
      (both realized and unrealized)                          (.19)         5.38         5.51         2.89         1.81         2.45
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .18         5.97         5.90         3.23         2.13         2.62
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     (.21)        (.56)        (.38)        (.35)        (.30)        (.22)
   Distributions (from capital gains)                        (1.57)           --        (.45)        (.18)        (.09)           --
   Distributions (in excess of realized gains)                   --           --        (.04)           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (1.78)        (.56)        (.87)       (0.53)        (.39)        (.22)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     26.31  $     27.91  $     22.50  $     17.47  $     14.77  $     13.03
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 0.71%       26.76%       34.28%       22.10%       16.18%       24.79%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $ 3,093,444  $ 2,453,079  $   882,495  $   362,409  $    85,480  $    14,021
Average Net Assets for the Period (in thousands)        $ 2,744,291  $ 1,583,635  $   555,002  $   176,432  $    43,414  $     5,739
Ratio of Gross Expenses to Average Net Assets**(2)            0.67%        0.69%        0.74%        0.83%        0.94%        1.37%
Ratio of Net Expenses to Average Net Assets**(2)              0.67%        0.69%        0.74%        0.82%        0.92%        1.30%
Ratio of Net Investment Income to Average Net Assets**        3.21%        2.86%        2.41%        2.87%        2.92%        2.41%
Portfolio Turnover Rate**                                       58%          92%          70%         139%         103%         149%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000  65

For a share outstanding during the six months ended June 30 (unaudited)     Janus Aspen Equity Income Portfolio
or through each fiscal year or period ended December 31                    2000       1999       1998     1997(1)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $   27.32  $   19.41  $   13.46  $   10.00
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                               .03        .07        .02        .01
   Net gains/(losses) on securities
      (both realized and unrealized)                                        (.33)       7.99       6.16       3.46
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            (.30)       8.06       6.18       3.47
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                   (.02)      (.06)      (.02)      (.01)
   Distributions (from capital gains)                                      (3.29)      (.09)      (.21)         --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (3.31)      (.15)      (.23)      (.01)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $   23.71  $   27.32  $   19.41  $   13.46
--------------------------------------------------------------------------------------------------------------------
Total Return*                                                             (0.94%)     41.58%     46.24%     34.70%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                $  17,515  $  18,975  $   9,017  $   3,047
Average Net Assets for the Period (in thousands)                        $  17,917  $  14,663  $   5,629  $   1,101
Ratio of Gross Expenses to Average Net Assets**(2)                          1.25%      1.25%      1.25%      1.25%
Ratio of Net Expenses to Average Net Assets**(2)                            1.25%      1.25%      1.25%      1.25%
Ratio of Net Investment Income to Average Net Assets**                      0.21%      0.31%      0.17%      0.35%
Portfolio Turnover Rate**                                                     87%       114%        79%       128%

For a share outstanding during the six months ended June 30 (unaudited)      Janus Aspen Growth and Income Portfolio
or through each fiscal year or period ended December 31                           2000        1999       1998(3)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $    20.77  $    11.96  $    10.00
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                       .06         .04         .02
   Net gains/(losses) on securities
      (both realized and unrealized)                                                (.81)        8.81        1.96
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                    (.75)        8.85        1.98
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                           (.03)       (.04)       (.02)
   Distributions (from capital gains)                                               (.31)          --          --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 (.34)       (.04)       (.02)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $    19.68  $    20.77  $    11.96
--------------------------------------------------------------------------------------------------------------------
Total Return*                                                                     (3.55%)      74.04%      19.80%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                       $  134,665  $   84,480  $    6,413
Average Net Assets for the Period (in thousands)                               $  114,533  $   28,838  $    2,883
Ratio of Gross Expenses to Average Net Assets**(2)                                  0.75%       1.06%       1.25%
Ratio of Net Expenses to Average Net Assets**(2)                                    0.75%       1.05%       1.25%
Ratio of Net Investment Income to Average Net Assets**                              0.81%       0.56%       0.66%
Portfolio Turnover Rate**                                                             31%         59%         62%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.
(3)  Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

66  Janus Aspen Series / June 30, 2000

                                                                 Janus Aspen Strategic Value Portfolio
For a share outstanding during the period ended June 30 (unaudited)              2000(1)
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $    10.00
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                       .03
   Net gains/(losses) on securities
      (both realized and unrealized)                                                  .07
------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                      .10
------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                              --
   Distributions (from capital gains)                                                  --
   Distributions (in excess of realized gains)                                         --
------------------------------------------------------------------------------------------------------
Total Distributions                                                                    --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $    10.10
------------------------------------------------------------------------------------------------------
Total Return*                                                                       1.00%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                       $    2,163
Average Net Assets for the Period (in thousands)                               $    1,457
Ratio of Gross Expenses to Average Net Assets**(2)                                  1.25%
Ratio of Net Expenses to Average Net Assets**(2)                                    1.25%
Ratio of Net Investment Income to Average Net Assets**                              2.41%
Portfolio Turnover Rate**                                                             19%

For a share outstanding during the six months ended June 30 (unaudited)   Janus Aspen International Growth Portfolio
or through each fiscal year ended December 31               2000         1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     38.67  $     21.27  $     18.48  $     15.72  $     11.95  $      9.72
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                 .51          .06          .13          .11          .05          .09
   Net gains/(losses) on securities
      (both realized and unrealized)                            .61        17.40         3.07         2.80         4.06         2.16
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.12        17.46         3.20         2.91         4.11         2.25
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     (.10)        (.06)        (.14)        (.11)        (.11)        (.02)
   Distributions (from capital gains)                            --           --           --        (.01)        (.23)           --
   Distributions (in excess of realized gains)                   --           --        (.27)        (.03)           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.10)        (.06)        (.41)        (.15)        (.34)        (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     39.69  $     38.67  $     21.27  $     18.48  $     15.72  $     11.95
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 2.90%       82.27%       17.23%       18.51%       34.71%       23.15%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $ 1,307,787  $   810,392  $   311,110  $   161,091  $    27,192  $     1,608
Average Net Assets for the Period (in thousands)        $ 1,149,487  $   425,876  $   234,421  $    96,164  $     7,437  $     1,792
Ratio of Gross Expenses to Average Net Assets**(2)            0.72%        0.77%        0.86%        0.96%        1.26%        2.69%
Ratio of Net Expenses to Average Net Assets**(2)              0.72%        0.76%        0.86%        0.96%        1.25%        2.50%
Ratio of Net Investment Income to Average Net Assets**        2.94%        0.26%        0.73%        0.70%        0.62%       (.80)%
Portfolio Turnover Rate**                                       57%          80%          93%          86%          65%         211%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 2000 (inception) to June 30, 2000.
(2)  See footnote #5 in Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000  67

For a share outstanding during the six months ended June 30 (unaudited)     Janus Aspen Worldwide Growth Portfolio
or through each fiscal year ended December 31               2000         1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     47.75  $     29.09  $     23.39  $     19.44  $     15.31  $     12.07
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                 .11          .07          .16          .16          .16          .11
   Net gains/(losses) on securities
      (both realized and unrealized)                            .87        18.65         6.59         4.14         4.27         3.19
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .98        18.72         6.75         4.30         4.43         3.30
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     (.06)        (.06)        (.18)        (.17)        (.17)        (.06)
   Dividends (in excess of net investment income)                --           --           --        (.02)           --           --
   Distributions (from capital gains)                         (.64)           --           --        (.16)        (.13)           --
   Distributions (in excess of realized gains)                   --           --        (.87)           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.70)        (.06)       (1.05)        (.35)        (.30)        (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     48.03  $     47.75  $     29.09  $     23.39  $     19.44  $     15.31
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 2.06%       64.45%       28.92%       22.15%       29.04%       27.37%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $ 8,729,092  $ 6,496,773  $ 2,890,375  $ 1,576,548  $   582,603  $   108,563
Average Net Assets for the Period (in thousands)        $ 7,997,185  $ 3,862,773  $ 2,217,695  $ 1,148,951  $   304,111  $    59,440
Ratio of Gross Expenses to Average Net Assets**(1)            0.70%        0.71%        0.72%        0.74%        0.80%        0.90%
Ratio of Net Expenses to Average Net Assets**(1)              0.69%        0.71%        0.72%        0.74%        0.80%        0.87%
Ratio of Net Investment Income to Average Net Assets**        0.51%        0.20%        0.64%        0.67%        0.83%        0.95%
Portfolio Turnover Rate**                                       50%          67%          77%          80%          62%         113%

                                                                    Janus Aspen Global Life Sciences Portfolio
For a share outstanding during the period ended June 30 (unaudited)                  2000(2)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $     10.00
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                           .04
   Net gains/(losses) on securities
      (both realized and unrealized)                                                   (1.41)
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                       (1.37)
--------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                                  --
   Distributions (from capital gains)                                                      --
   Distributions (in excess of realized gains)                                             --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                                        --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $      8.63
--------------------------------------------------------------------------------------------------------------
Total Return*                                                                        (13.70%)
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                          $     4,912
Average Net Assets for the Period (in thousands)                                  $     2,764
Ratio of Gross Expenses to Average Net Assets**(1)                                      1.23%
Ratio of Net Expenses to Average Net Assets**(1)                                        1.23%
Ratio of Net Investment Income to Average Net Assets**                                  1.91%
Portfolio Turnover Rate**                                                                308%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.
(2)  Period January 18, 2000 (inception) to June 30, 2000.

See Notes to Financial Statements.

68  Janus Aspen Series / June 30, 2000

                                                                    Janus Aspen Global Technology Portfolio
For a share outstanding during the period ended June 30 (unaudited)                  2000(1)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $    10.00
-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                           .08
   Net gains/(losses) on securities
      (both realized and unrealized)                                                    (.25)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                        (.17)
-----------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                                  --
   Distributions (from capital gains)                                                      --
   Distributions (in excess of realized gains)                                             --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                                                        --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                     $     9.83
-----------------------------------------------------------------------------------------------------------
Total Return*                                                                         (1.70%)
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                           $   65,225
Average Net Assets for the Period (in thousands)                                   $   52,257
Ratio of Gross Expenses to Average Net Assets**(2)                                      0.70%
Ratio of Net Expenses to Average Net Assets**(2)                                        0.70%
Ratio of Net Investment Income to Average Net Assets**                                  2.33%
Portfolio Turnover Rate**                                                                 22%

For a share outstanding during the six months ended June 30 (unaudited)     Janus Aspen Flexible Income Portfolio
or through each fiscal year ended December 31               2000         1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     11.41  $     12.05  $     11.78  $     11.24  $     11.11  $      9.48
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                 .40          .76          .64          .67          .74          .53
   Net gains/(losses) on securities
      (both realized and unrealized)                          (.25)        (.58)          .41          .62          .24         1.70
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .15          .18         1.05         1.29          .98         2.23
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     (.31)        (.75)        (.67)        (.64)        (.72)        (.60)
   Distributions (from capital gains)                            --        (.07)        (.11)        (.11)        (.13)           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.31)        (.82)        (.78)        (.75)        (.85)        (.60)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     11.25  $     11.41  $     12.05  $     11.78  $     11.24  $     11.11
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 1.23%        1.60%        9.11%       11.76%        9.19%       23.86%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $   199,382  $   186,681  $   129,582  $    54,098  $    25,315  $    10,831
Average Net Assets for the Period (in thousands)        $   189,995  $   161,459  $    86,627  $    36,547  $    17,889  $     5,556
Ratio of Gross Expenses to Average Net Assets**(2)            0.78%        0.72%        0.73%        0.75%        0.84%        1.07%
Ratio of Net Expenses to Average Net Assets**(2)              0.78%        0.72%        0.73%        0.75%        0.83%        1.00%
Ratio of Net Investment Income to Average Net Assets**        7.29%        6.99%        6.36%        6.90%        7.31%        7.46%
Portfolio Turnover Rate**                                      197%         116%         145%         119%         250%         236%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period January 18, 2000 (inception) to June 30, 2000.
(2)  See footnote #5 in Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000  69

For a share outstanding during the six months ended June 30 (unaudited)           Janus Aspen High-Yield Portfolio
or through each fiscal year or period ended December 31                   2000       1999       1998       1997     1996(1)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   10.45  $   10.85  $   11.78  $   10.83  $   10.00
----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              .46       1.14        .87        .70        .43
   Net gains/(losses) on securities
      (both realized and unrealized)                                       (.13)      (.41)      (.70)        .99        .80
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             .33        .73        .17       1.69       1.23
----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                  (.37)     (1.13)      (.89)      (.68)      (.40)
   Distributions (from capital gains)                                         --         --      (.05)      (.06)         --
   Distributions (in excess of realized gains)                                --         --      (.16)         --         --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.37)     (1.13)     (1.10)      (.74)      (.40)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $   10.41  $   10.45  $   10.85  $   11.78  $   10.83
----------------------------------------------------------------------------------------------------------------------------
Total Return*                                                              3.06%      6.85%      1.26%     15.98%     12.40%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $   1,609  $   1,620  $   2,977  $   2,914  $     783
Average Net Assets for the Period (in thousands)                       $   1,602  $   2,448  $   3,281  $   1,565  $     459
Ratio of Gross Expenses to Average Net Assets**(2)                         1.00%      1.00%      1.00%      1.00%      1.01%
Ratio of Net Expenses to Average Net Assets**(2)                           1.00%      1.00%      1.00%      1.00%      1.00%
Ratio of Net Investment Income to Average Net Assets**                     8.43%      8.41%      7.76%      7.98%      5.74%
Portfolio Turnover Rate**                                                   288%       554%       301%       299%       301%

For a share outstanding during the six months ended June 30 (unaudited)   Janus Aspen Money Market Portfolio
or through each fiscal year or period ended December 31    2000        1999        1998        1997        1996       1995(3)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                .03         .05         .05         .05         .05         .04
   Net gains/(losses) on securities
      (both realized and unrealized)                            --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               .03         .05         .05         .05         .05         .04
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                    (.03)       (.05)       (.05)       (.05)       (.05)       (.04)
   Distributions (from capital gains)                           --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.03)       (.05)       (.05)       (.05)       (.05)       (.04)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                2.95%       4.98%       5.36%       5.17%       5.05%       3.63%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $   60,285  $   69,266  $   38,690  $   15,374  $    6,106  $    1,735
Average Net Assets for the Period (in thousands)        $   62,052  $   54,888  $   31,665  $    8,926  $    3,715  $    1,543
Ratio of Gross Expenses to Average Net Assets**(2)           0.39%       0.43%       0.34%       0.50%       0.50%       0.50%
Ratio of Net Expenses to Average Net Assets**(2)             0.39%       0.43%       0.34%       0.50%       0.50%       0.50%
Ratio of Net Investment Income to Average Net Assets**       5.85%       4.94%       5.21%       5.17%       4.93%       5.30%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1996 (inception) to December 31, 1996.
(2)  See footnote #5 in Notes to Financial Statements.
(3)  Period May 1, 1995 (inception) to December 31, 1995.

See Notes to Financial Statements.

70  Janus Aspen Series / June 30, 2000

                                        Financial|Highlights - Retirement Shares

For a share outstanding during the six months                                   Janus Aspen Growth Portfolio
ended June 30 (unaudited) or through
each fiscal year or period ended December 31                             2000        1999        1998        1997(1)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    33.63  $    23.45  $    18.46  $     16.18
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                            (.02)         .07       (.03)          .04
   Net gains/(losses) on securities (both realized and unrealized)           .51       10.25        6.32         2.71
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             .49       10.32        6.29         2.75
---------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --          --          --        (.10)
   Distributions (from capital gains)                                     (1.30)       (.14)      (1.30)        (.37)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (1.30)       (.14)      (1.30)        (.47)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    32.82  $    33.63  $    23.45  $     18.46
---------------------------------------------------------------------------------------------------------------------
Total Return*                                                              1.52%      44.12%      34.99%       17.22%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  179,748  $   59,334  $       18  $        12
Average Net Assets for the Period (in thousands)                      $  117,244  $   12,209  $       13  $        11
Ratio of Gross Expenses to Average Net Assets**(2)                         1.17%       1.17%       1.18%        1.20%
Ratio of Net Expenses to Average Net Assets**(2)                           1.17%       1.17%       1.18%        1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets**            (0.33%)     (0.25)%     (0.23)%        0.29%
Portfolio Turnover Rate**                                                    51%         53%         73%         122%

                                                                                        Janus Aspen
For a share outstanding during the six months                                    Aggressive Growth Portfolio
ended June 30 (unaudited) or through
each fiscal year or period ended December 31                             2000        1999         1998        1997(1)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    58.91  $    27.42  $    20.49  $     16.12
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                            (.16)         .19       (.12)        (.06)
   Net gains/(losses) on securities (both realized and unrealized)           .79       32.70        7.05         4.43
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             .63       32.89        6.93         4.37
---------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --          --          --           --
   Distributions (from capital gains)                                     (4.71)      (1.40)          --           --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (4.71)      (1.40)          --           --
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    54.83  $    58.91  $    27.42  $     20.49
---------------------------------------------------------------------------------------------------------------------
Total Return*                                                              1.27%     124.34%      33.58%       27.11%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  264,389  $   47,928  $       17  $        13
Average Net Assets for the Period (in thousands)                      $  139,343  $    9,786  $       14  $        11
Ratio of Gross Expenses to Average Net Assets**(2)                         1.17%       1.19%       1.26%        1.32%
Ratio of Net Expenses to Average Net Assets**(2)                           1.17%       1.19%       1.26%        1.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets**            (1.06%)     (1.00)%     (0.86)%      (0.62)%
Portfolio Turnover Rate**                                                    94%        105%        132%         130%

For a share outstanding during the six months                                        Janus Aspen Capital
ended June 30 (unaudited) or through                                               Appreciation Portfolio
each fiscal year or period ended December 31                              2000        1999        1998      1997(1)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    33.00  $    19.86  $    12.62  $    10.00
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              .07       (.08)       (.04)        .12
   Net gains/(losses) on securities (both realized and unrealized)        (1.45)       13.22        7.28        2.50
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (1.38)       13.14        7.24        2.62
---------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --          --          --          --
   Distributions (from capital gains)                                      (.01)          --          --          --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.01)          --          --          --
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    31.61  $    33.00  $    19.86  $    12.62
---------------------------------------------------------------------------------------------------------------------
Total Return*                                                            (4.17%)      66.16%      57.37%      26.20%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  102,072  $   23,529  $       20  $       13
Average Net Assets for the Period (in thousands)                      $   57,826  $    4,402  $       15  $       12
Ratio of Gross Expenses to Average Net Assets**(2)                         1.18%       1.19%       1.44%       1.73%
Ratio of Net Expenses to Average Net Assets**(2)                           1.18%       1.19%       1.44%       1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets**              0.87%       0.23%     (0.25)%       1.55%
Portfolio Turnover Rate**                                                    15%         52%         91%        101%


For a share outstanding during the six months                                            Janus Aspen
ended June 30 (unaudited) or through                                                 Balanced Portfolio
each fiscal year or period ended December 31                              2000        1999        1998      1997(1)

Net Asset Value, Beginning of Period                                  $    28.04  $    22.59  $    17.47  $    15.38
Income from Investment Operations:
   Net investment income/(loss)                                              .24         .46         .21         .27
   Net gains/(losses) on securities (both realized and unrealized)         (.13)        5.41        5.58        2.30
Total from Investment Operations                                             .11        5.87        5.79        2.57
Less Distributions:
   Dividends (from net investment income)                                  (.17)       (.42)       (.18)       (.30)
   Distributions (from capital gains)                                     (1.57)          --       (.49)       (.18)
Total Distributions                                                       (1.74)       (.42)       (.67)       (.48)
Net Asset Value, End of Period                                        $    26.41  $    28.04  $    22.59  $    17.47
Total Return*                                                              0.50%      26.13%      33.59%      16.92%
Net Assets, End of Period (in thousands)                              $  126,096  $   53,598  $   17,262  $       12
Average Net Assets for the Period (in thousands)                      $   89,571  $   28,498  $    3,650  $       11
Ratio of Gross Expenses to Average Net Assets**(2)                         1.17%       1.19%       1.24%       1.32%
Ratio of Net Expenses to Average Net Assets**(2)                           1.17%       1.19%       1.24%       1.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets**              2.69%       2.36%       2.04%       2.38%
Portfolio Turnover Rate**                                                    58%         92%         70%        139%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000  71

For a share outstanding during the six months                                     Janus Aspen Equity Income
ended June 30 (unaudited) or through                                                      Portfolio
each fiscal year or period ended December 31                              2000        1999        1998        1997(1)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    27.07  $    19.28  $    13.42    $    10.00
----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                            (.02)         .03       (.05)           .01
   Net gains/(losses) on securities (both realized and unrealized)         (.35)        7.85        6.12          3.41
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (.37)        7.88        6.07          3.42
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --          --          --            --
   Distributions (from capital gains)                                     (3.29)       (.09)       (.21)            --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (3.29)       (.09)       (.21)            --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    23.41  $    27.07  $    19.28    $    13.42
----------------------------------------------------------------------------------------------------------------------
Total Return*                                                            (1.21%)      40.94%      45.55%        34.20%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $    1,423  $      464  $       20    $       13
Average Net Assets for the Period (in thousands)                      $    1,234  $      128  $       16    $       12
Ratio of Gross Expenses to Average Net Assets**(2)                         1.76%       1.78%       1.75%         1.74%
Ratio of Net Expenses to Average Net Assets**(2)                           1.76%       1.77%       1.75%         1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets**            (0.28%)     (0.04)%     (0.33)%         0.07%
Portfolio Turnover Rate**                                                    87%        114%         79%          128%

For a share outstanding during the six months                                Janus Aspen Growth and
ended June 30 (unaudited) or through                                            Income Portfolio
each fiscal year or period ended December 31                              2000        1999      1998(3)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    20.68  $    11.94  $    10.00
--------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              .02       (.01)         .01
   Net gains/(losses) on securities (both realized and unrealized)         (.82)        8.75        1.93
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (.80)        8.74        1.94
--------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --          --          --
   Distributions (from capital gains)                                      (.31)          --          --
--------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.31)          --          --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    19.57  $    20.68  $    11.94
--------------------------------------------------------------------------------------------------------
Total Return*                                                            (3.86%)      73.20%      19.40%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $   13,464  $    6,982  $       12
Average Net Assets for the Period (in thousands)                      $   10,894  $    1,826  $       10
Ratio of Gross Expenses to Average Net Assets**(2)                         1.25%       1.53%       1.72%
Ratio of Net Expenses to Average Net Assets**(2)                           1.25%       1.53%       1.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets**              0.32%       0.11%       0.21%
Portfolio Turnover Rate**                                                    31%         59%         62%

For a share outstanding during the six months                                     Janus Aspen International
ended June 30 (unaudited) or through                                                  Growth Portfolio
each fiscal year or period ended December 31                              2000        1999        1998      1997(1)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    38.56  $    21.27  $    18.44  $    16.80
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              .42          --         .05         .04
   Net  gains/(losses)  on securities  (both realized and unrealized)        .60       17.30        3.07        1.73
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            1.02       17.30        3.12        1.77
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --       (.01)       (.01)       (.09)
   Distributions (from capital gains)                                         --          --       (.28)       (.04)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                           --       (.01)       (.29)       (.13)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    39.58  $    38.56  $    21.27  $    18.44
--------------------------------------------------------------------------------------------------------------------
Total Return*                                                              2.67%      81.32%      16.86%      10.53%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $   44,259  $   16,986  $       17  $       11
Average Net Assets for the Period (in thousands)                      $   30,848  $    3,738  $       13  $       11
Ratio of Gross Expenses to Average Net Assets**(2)                         1.22%       1.25%       1.35%       1.45%
Ratio of Net Expenses to Average Net Assets**(2)                           1.22%       1.24%       1.35%       1.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets**              3.04%     (0.29)%       0.26%       0.26%
Portfolio Turnover Rate**                                                    57%         80%         93%         86%

For a share outstanding during the six months                                     Janus Aspen Worldwide
ended June 30 (unaudited) or through                                                Growth Portfolio
each fiscal year or period ended December 31                            2000        1999        1998         1997(1)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    47.56  $    29.06  $    23.36  $    20.72
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              .03       (.04)         .02         .14
   Net  gains/(losses)  on securities  (both realized and unrealized)        .83       18.54        6.57        2.80
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             .86       18.50        6.59        2.94
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --          --       (.02)       (.14)
   Distributions (from capital gains)                                      (.64)          --       (.87)       (.16)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.64)          --       (.89)       (.30)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    47.78  $    47.56  $    29.06  $    23.36
--------------------------------------------------------------------------------------------------------------------
Total Return*                                                              1.82%      63.66%      28.25%      14.22%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  388,881  $  174,399  $    5,837  $      403
Average Net Assets for the Period (in thousands)                      $   49,424  $   49,424  $    1,742  $       11
Ratio of Gross Expenses to Average Net Assets**(2)                         1.20%       1.21%       1.22%       1.26%
Ratio of Net Expenses to Average Net Assets**(2)                           1.20%       1.21%       1.22%       1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets**              0.04%     (0.34)%     (0.02)%       0.16%
Portfolio Turnover Rate**                                                    50%         67%         77%         80%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.
(3)  Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

72  Janus Aspen Series / June 30, 2000

For a share outstanding during the six months                                  Janus Aspen Flexible Income
ended June 30 (unaudited) or through                                                   Portfolio
each fiscal year ended December 31                                       2000       1999       1998     1997(1)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $   11.72  $   12.05  $   11.77  $   11.41
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                             .41        .37        .73        .50
   Net gains/(losses) on securities (both realized and unrealized)        (.29)      (.27)        .27        .58
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            .12        .10       1.00       1.08
----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                  (.34)      (.36)      (.61)      (.61)
  Distributions (from capital gains)                                         --      (.07)      (.11)      (.11)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (.34)      (.43)      (.72)      (.72)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $   11.50  $   11.72  $   12.05  $   11.77
----------------------------------------------------------------------------------------------------------------
Total Return*                                                             1.03%      0.90%      8.58%      9.73%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $     797  $     842  $      12  $      11
Average Net Assets for the Period (in thousands)                      $     817  $     250  $      11  $      10
Ratio of Gross Expenses to Average Net Assets**(2)                        1.29%      1.20%      1.24%      1.23%
Ratio of Net Expenses to Average Net Assets**(2)                          1.28%      1.20%      1.23%      1.23%
Ratio of Net Investment Income to Average Net Assets**                    6.80%      6.80%      5.92%      6.39%
Portfolio Turnover Rate**                                                  197%       116%       145%       119%

For a share outstanding during the six months                                         Janus Aspen
ended June 30 (unaudited) or through                                             High-Yield Portfolio
each fiscal year ended December 31                                       2000       1999       1998     1997(1)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $   10.67  $   10.84  $   11.78  $   11.19
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                             .44        .89        .87        .59
   Net gains/(losses) on securities (both realized and unrealized)        (.13)      (.21)      (.77)        .71
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            .31        .68        .10       1.30
----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                  (.35)      (.85)      (.83)      (.65)
  Distributions (from capital gains)                                         --         --      (.21)      (.06)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (.35)      (.85)     (1.04)      (.71)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $   10.63  $   10.67  $   10.84  $   11.78
----------------------------------------------------------------------------------------------------------------
Total Return*                                                             2.81%      6.35%      0.67%     11.96%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $      13  $      12  $      11  $      11
Average Net Assets for the Period (in thousands)                      $      12  $      12  $      12  $      11
Ratio of Gross Expenses to Average Net Assets**(2)                        1.48%      1.50%      1.50%      1.50%
Ratio of Net Expenses to Average Net Assets**(2)                          1.48%      1.50%      1.50%      1.50%
Ratio of Net Investment Income to Average Net Assets**                    7.97%      8.05%      7.33%      7.42%
Portfolio Turnover Rate**                                                  288%       554%       301%       299%

For a share outstanding during the six months                                   Janus Aspen Money
ended June 30 (unaudited) or through                                             Market Portfolio
each fiscal year ended December 31                                      2000      1999      1998     1997(1)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                            .03       .04       .05       .03
   Net gains/(losses) on securities (both realized and unrealized)          --       --         --        --
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           .03       .04       .05       .03
------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                (.03)     (.04)     (.05)     (.03)
   Distributions (from capital gains)                                       --        --        --        --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.03)     (.04)     (.05)     (.03)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------------------------------------
Total Return*                                                            2.69%     4.45%     4.85%     3.13%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  4,876  $  1,153  $     11  $     10
Average Net Assets for the Period (in thousands)                      $  4,376  $    150  $     10  $     10
Ratio of Gross Expenses to Average Net Assets**(2)                       0.91%     0.86%     0.84%     1.00%
Ratio of Net Expenses to Average Net Assets**(2)                         0.91%     0.86%     0.84%     1.00%
Ratio of Net Investment Income to Average Net Assets**                   5.49%     5.18%     4.74%     4.66%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000  73

Financial|Highlights - Service Shares

                                                                                                     Janus Aspen
For a share outstanding during the six months                 Janus Aspen Growth Portfolio   Aggressive Growth Portfolio
ended June 30 (unaudited)                                                 2000                            2000
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    33.52                      $    59.16
------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                               --                           (.03)
   Net gains/(losses) on securities (both realized and unrealized)           .52                             .96
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             .52                             .93
------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --                              --
   Distributions (from capital gains)                                     (1.30)                          (4.71)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (1.30)                          (4.71)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    32.74                      $    55.38
------------------------------------------------------------------------------------------------------------------------
Total Return*                                                              1.61%                           1.79%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $   12,484                      $   28,140
Average Net Assets for the Period (in thousands)                      $    1,666                      $    4,063
Ratio of Gross Expenses to Average Net Assets**(1)                         0.95%                           0.93%
Ratio of Net Expenses to Average Net Assets**(1)                           0.95%                           0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets**            (0.08%)                         (0.76%)
Portfolio Turnover Rate**                                                    51%                             94%

                                                                  Janus Aspen Capital        Janus Aspen
For a share outstanding during the six months                    Appreciation Portfolio   Balanced Portfolio
or period ended June 30 (unaudited)                                       2000                   2000
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   32.77              $   27.82
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              .08                    .05
   Net gains/(losses) on securities (both realized and unrealized)        (1.43)                    .41
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (1.35)                    .46
------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --                  (.03)
   Distributions (from capital gains)                                      (.01)                 (1.57)
------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.01)                 (1.60)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $   31.41              $   26.68
------------------------------------------------------------------------------------------------------------
Total Return*                                                            (4.08%)                  1.75%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $ 341,627              $   7,653
Average Net Assets for the Period (in thousands)                       $ 139,280              $     936
Ratio of Gross Expenses to Average Net Assets**(1)                         0.93%                  0.95%
Ratio of Net Expenses to Average Net Assets**(1)                           0.93%                  0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets**              1.19%                  3.13%
Portfolio Turnover Rate**                                                    15%                    58%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

74  Janus Aspen Series / June 30, 2000

                                                                  Janus Aspen Equity Income   Janus Aspen Growth and
For a share outstanding during the six months                            Portfolio               Income Portfolio
or period ended June 30 (unaudited)                                         2000                        2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $    27.15                  $    20.63
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                 --                         .01
   Net gains/(losses) on securities (both realized and unrealized)           (.33)                       (.78)
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             (.33)                       (.77)
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                       --                          --
   Distributions (from capital gains)                                       (3.29)                       (.31)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                         (3.29)                       (.31)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $    23.53                  $    19.55
--------------------------------------------------------------------------------------------------------------------
Total Return*                                                              (1.06%)                     (3.73%)
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                $       30                  $    3,561
Average Net Assets for the Period (in thousands)                        $       12                  $      432
Ratio of Gross Expenses to Average Net Assets**(1)                           1.50%                       0.96%
Ratio of Net Expenses to Average Net Assets**(1)                             1.50%                       0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets**                   --                       0.87%
Portfolio Turnover Rate**                                                      87%                         31%

                                                                      Janus Aspen           Janus Aspen International
For a share outstanding during the six months                    Strategic Value Portfolio      Growth Portfolio
or period ended June 30 (unaudited)                                       2000(2)                      2000
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $    10.00                 $    38.29
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                .04                        .42
   Net gains/(losses) on securities (both realized and unrealized)             .05                        .64
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                               .09                       1.06
---------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                       --                         --
   Distributions (from capital gains)                                           --                         --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                                             --                         --
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $    10.09                 $    39.35
---------------------------------------------------------------------------------------------------------------------
Total Return*                                                                0.90%                      2.77%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                $       10                 $  285,195
Average Net Assets for the Period (in thousands)                        $       10                 $  107,597
Ratio of Gross Expenses to Average Net Assets**(1)                           1.45%                      0.98%
Ratio of Net Expenses to Average Net Assets**(1)                             1.45%                      0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets**                2.38%                      5.64%
Portfolio Turnover Rate**                                                      19%                        57%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.
(2)  Period May 1, 2000 (inception) to June 30, 2000.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000  75

                                                                      Janus Aspen Worldwide      Janus Aspen Global
For a share outstanding during the six months                            Growth Portfolio    Life Sciences Portfolio(1)
ended June 30 (unaudited)                                                      2000                   2000(2)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $    47.49              $    10.00
-----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                    .01                     .01
   Net gains/(losses) on securities (both realized and unrealized)                 .90                  (1.39)
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                   .91                  (1.38)
-----------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                           --                      --
   Distributions (from capital gains)                                            (.64)                      --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                                              (.64)                      --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $    47.76              $     8.62
-----------------------------------------------------------------------------------------------------------------------
Total Return*                                                                    1.95%                (13.80%)
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                    $   14,202              $    9,785
Average Net Assets for the Period (in thousands)                            $    1,952              $      699
Ratio of Gross Expenses to Average Net Assets**(1)                               0.97%                   1.62%
Ratio of Net Expenses to Average Net Assets**(1)                                 0.97%                   1.62%
Ratio of Net Investment Income to Average Net Assets**                           0.44%                   3.08%
Portfolio Turnover Rate**                                                          50%                    308%

                                                                            Janus Aspen Global     Janus Aspen Flexible Income
For a share outstanding during the six months                              Technology Portfolio            Portfolio
ended June 30 (unaudited)                                                         2000(2)                     2000
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $    10.00                 $    11.41
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                        .04                        .38
   Net gains/(losses) on securities (both realized and unrealized)                   (.22)                      (.26)
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                     (.18)                        .12
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                               --                      (.29)
   Distributions (from capital gains)                                                   --                         --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                     --                      (.29)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $     9.82                 $    11.24
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                      (1.80%)                      1.05%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                        $  300,792                 $       12
Average Net Assets for the Period (in thousands)                                $  128,853                 $       11
Ratio of Gross Expenses to Average Net Assets**(1)                                   0.97%                      1.04%
Ratio of Net Expenses to Average Net Assets**(1)                                     0.97%                      1.03%
Ratio of Net Investment Income to Average Net Assets**                               2.15%                      7.23%
Portfolio Turnover Rate**                                                              22%                       197%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.
(2)  Period January 18, 2000 (inception) to June 30, 2000.

76  Janus Aspen Series / June 30, 2000

                                                                               Janus Aspen          Janus Aspen Money
For a share outstanding during the six months                              High-Yield Portfolio      Market Portfolio
ended June 30 (unaudited)                                                          2000                    2000
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $   10.42               $    1.00
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                       .43                     .03
   Net gains/(losses) on securities (both realized and unrealized)                  (.12)                      --
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                      .31                     .03
---------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                           (.33)                   (.03)
   Distributions (from capital gains)                                                  --                      --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 (.33)                   (.03)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $   10.40               $    1.00
---------------------------------------------------------------------------------------------------------------------
Total Return*                                                                       2.98%                   2.82%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                        $      10               $      10
Average Net Assets for the Period (in thousands)                                      $10               $      10
Ratio of Gross Expenses to Average Net Assets**(1)                                  1.25%                   0.64%
Ratio of Net Expenses to Average Net Assets**(1)                                    1.24%                   0.64%
Ratio of Net Investment Income/(Loss) to Average Net Assets**                       8.10%                   5.54%
Portfolio Turnover Rate**                                                            288%                     N/A

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000  77

Notes to|Schedules of Investments

ADR - American Depository Receipt

EUR - Euro

GBP - British Pound

GDR - Global Depository Receipt

*    Non-income-producing security

** A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of June 30, 2000.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

78  Janus Aspen Series / June 30, 2000

                                                   Notes to|Financial Statements

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Eleven Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio and Janus Aspen Global Technology Portfolio. Two Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen High-Yield Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio, Capital Appreciation Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Strategic Value Portfolio, which are nondiversified.

     Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued the Retirement Shares. Retirement Shares of the Trust are issued and redeemed only in connection with certain qualified retirement plans.

     A Special Meeting of Shareholders of the Retirement Shares class (the "Retirement Shares") of each portfolio other than High-Yield Portfolio will be held on July 20, 2000 to approve a reorganization that would transfer the assets relating to the Retirement Shares class of each Janus Aspen Series Portfolio to a corresponding Fund of Janus Adviser Series.

     Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

     The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

     INVESTMENT VALUATION
     Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

     FORWARD CURRENCY TRANSACTIONS
     AND FUTURES CONTRACTS
     The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

                                          Janus Aspen Series / June 30, 2000  79

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

     INITIAL PUBLIC OFFERINGS
     The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolios may not experience similar performance as its assets grow.

     ADDITIONAL INVESTMENT RISK
     A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     DIVIDEND DISTRIBUTIONS AND EXPENSES
     Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

     Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

     FEDERAL INCOME TAXES
     No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The management fee for each equity Portfolio decreased to an annual rate of .65% of average net assets, effective May 1, 2000. The management fee for the corresponding Janus retail fund corresponding to each equity Portfolio also decreased to this rate, effective January 31, 2000. Due to the fee reductions described above, this had the effect of lowering each equity Portfolio's management fee on January 31, 2000, also.

     Prior to May 1, 2000, investment advisory fees for eight of the Portfolios were payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and .65% of the average net assets in excess of $500 million. However, Janus Capital had voluntarily agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeded the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio,
     Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio and Janus Aspen Growth and Income Portfolio advisory fees were reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Twenty Fund, Janus

80  Janus Aspen Series / June 30, 2000

     Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1999, was .65%, .66%, .65%, .65%, .65%, .66%, .69% and .65%, respectively. The Flexible
     Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at rates of .75% of the first $300 million of average net assets plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Retirement Shares, please refer to note 4 of the financial statements.

     Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios and .50% of the average net assets of the Money Market Portfolio for a fiscal year.

     Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The participant administration fee and distribution fee applicable to the Retirement Shares, as well as the distribution fee applicable to the Service Shares, are not included in these expense limits.

     Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Service also receives an administrative fee at an annual rate of up to .25% of the average daily net assets of the Retirement Shares of each Portfolio for providing or procurring recordkeeping, subaccounting and other administrative services to plan participants who invest in the Retirement Shares.

     Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Retirement and Service Shares have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolios in connection with the distribution of the Retirement and Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Retirement and Service Shares' average daily net assets.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 30, 2000, are noted below:

                                             DST Securities, Inc.  Portfolio Expense       DST Systems
Portfolio                                     Commissions Paid*        Reduction*             Costs
------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                            --                   --              $11,013
Janus Aspen Aggressive Growth Portfolio                 --                   --               10,832
Janus Aspen Capital Appreciation Portfolio              --                   --               10,685
Janus Aspen Balanced Portfolio                          --                   --               10,688
Janus Aspen Equity Income Portfolio                $    37              $     7                7,318
Janus Aspen Growth and Income Portfolio                305                  229                7,505
Janus Aspen Strategic Value Portfolio                   --                   --                   --
Janus Aspen International Growth Portfolio           1,241                  931                9,385
Janus Aspen Worldwide Growth Portfolio              16,745               12,559               10,955
Janus Aspen Global Life Sciences Portfolio              --                   --                5,341
Janus Aspen Global Technology Portfolio                 --                   --                5,847
Janus Aspen Flexible Income Portfolio                   --                   --                8,272
Janus Aspen High-Yield Portfolio                        --                   --                7,432
Janus Aspen Money Market Portfolio                      --                   --                8,201
------------------------------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

                                          Janus Aspen Series / June 30, 2000  81

3.   FEDERAL INCOME TAX

     The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of June 30, 2000, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2006, and December 31, 2007.

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of June 30, 2000, are also noted below.

                                                                      Post-October
                                       Net Capital Loss        Capital             Currency        Federal Tax        Unrealized
Portfolio                                 Carryovers            Losses              Losses             Cost          Appreciation
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                          --                 --   $           (60)   $ 3,318,621,127   $ 1,027,813,836

Janus Aspen Aggressive Growth
   Portfolio                                          --                 --            (1,984)     3,879,364,415     1,597,624,786

Janus Aspen Capital Appreciation
   Portfolio                                          --   $      (873,431)                 --     1,313,804,504       197,877,145

Janus Aspen Balanced Portfolio                        --                 --            (7,055)     2,913,139,979       353,434,429

Janus Aspen Equity Income Portfolio                   --                 --               (45)        15,844,617         3,705,015

Janus Aspen Growth and Income
   Portfolio                                          --           (11,710)                 --       133,136,590        27,100,892

Janus Aspen Strategic Value Portfolio                 --                 --                 --         2,128,943            75,443

Janus Aspen International Growth
   Portfolio                            $    (6,761,112)                 --                 --     1,355,850,119       352,226,999

Janus Aspen Worldwide Growth
   Portfolio                                          --                 --             (8,857)    6,682,957,035     2,841,313,196

Janus Aspen Global Life Sciences
   Portfolio                                          --                 --                 --        14,824,503           694,172

Janus Aspen Global Technology
   Portfolio                                          --                 --                 --       375,729,207        24,390,050

Janus Aspen Flexible Income
   Portfolio                                 (2,276,738)                 --            (30,342)      203,895,951         1,061,881

Janus Aspen High-Yield Portfolio               (147,288)           (15,207)                 --         1,545,399             9,900

Janus Aspen Money Market Portfolio                    --                 --                 --        63,115,087                --


                                           Unrealized     Net Appreciation/
Portfolio                                (Depreciation)    (Depreciation)
---------------------------------------------------------------------------
Janus Aspen Growth Portfolio            $  (213,113,845)   $    814,699,991

Janus Aspen Aggressive Growth
   Portfolio                               (421,620,400)      1,176,004,386

Janus Aspen Capital Appreciation
   Portfolio                                (67,466,640)        130,410,505

Janus Aspen Balanced Portfolio              (73,612,224)        279,822,205

Janus Aspen Equity Income Portfolio            (563,263)          3,141,752

Janus Aspen Growth and Income
   Portfolio                                 (8,770,086)         18,330,806

Janus Aspen Strategic Value Portfolio           (61,360)             14,083

Janus Aspen International Growth
   Portfolio                                (79,561,303)        272,665,696

Janus Aspen Worldwide Growth
   Portfolio                               (433,136,873)      2,408,176,323

Janus Aspen Global Life Sciences
   Portfolio                                   (135,579)            558,592

Janus Aspen Global Technology
   Portfolio                                (27,666,006)        (3,275,956)

Janus Aspen Flexible Income
   Portfolio                                 (4,195,463)        (3,133,582)

Janus Aspen High-Yield Portfolio                (50,844)           (40,944)

Janus Aspen Money Market Portfolio                    --                 --

4.   EXPENSES

     The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio).

     Janus Aspen Series Retirement Shares incur a pro rata share of operating expenses. In addition, the Retirement Shares pay a distribution fee of up to .25% of average net assets and a participant administration fee of up to .25% of average net assets.

     Janus Aspen Series Service Shares incur a pro rata share of operating expenses. In addition, the Service Shares pay a distribution fee of up to .25% of average net assets.

82  Janus Aspen Series / June 30, 2000

5.   EXPENSE RATIOS

     Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, offsets and/or voluntary reduction of the adviser's fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.

                                                                                                                            Service
                                                        Institutional Shares                      Retirement Shares          Shares
Portfolio                                   2000    1999    1998    1997    1996    1995     2000    1999    1998    1997(1)  2000
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                0.67%   0.69%   0.75%   0.78%   0.83%   0.98%    1.18%   1.19%   1.25%   1.28%    0.95%

Janus Aspen Aggressive Growth
  Portfolio                                 0.67%   0.70%   0.75%   0.78%   0.83%   0.93%    1.17%   1.19%   1.29%   1.34%    0.93%

Janus Aspen Capital Appreciation
  Portfolio                                 0.68%   0.79%   0.97%   2.19%    N/A     N/A     1.18%   1.28%   1.49%   2.66%    0.93%

Janus Aspen Balanced Portfolio              0.67%   0.69%   0.74%   0.83%   1.07%   1.55%    1.17%   1.19%   1.26%   1.33%    0.95%

Janus Aspen Equity Income Portfolio         1.59%   1.38%   1.86%   5.75%    N/A     N/A     2.10%   1.91%   2.36%   6.19%    1.84%

Janus Aspen Growth and Income
  Portfolio                                 0.75%   1.15%   3.06%    N/A     N/A     N/A     1.25%   1.62%   3.53%    N/A     0.96%

Janus Aspen Strategic Value Portfolio       2.63%    N/A     N/A     N/A     N/A     N/A      N/A     N/A     N/A     N/A     2.83%

Janus Aspen International Growth
  Portfolio                                 0.72%   0.84%   0.95%   1.08%   2.21%   3.57%    1.22%   1.32%   1.44%   1.57%    0.98%

Janus Aspen Worldwide Growth
  Portfolio                                 0.70%   0.71%   0.74%   0.81%   0.91%   1.09%    1.20%   1.21%   1.32%   1.32%    0.97%

Janus Aspen Global Life Sciences
  Portfolio                                 1.23%    N/A     N/A     N/A     N/A     N/A      N/A     N/A     N/A     N/A     1.62%

Janus Aspen Global Technology
  Portfolio                                 0.70%    N/A     N/A     N/A     N/A     N/A      N/A     N/A     N/A     N/A     0.97%

Janus Aspen Flexible Income Portfolio       0.78%   0.72%   0.73%   0.75%   0.84%   1.07%    1.29%   1.20%   1.24%   1.23%    1.04%

Janus Aspen High-Yield Portfolio           11.28%   4.92%   2.11%   3.27%   6.29%    N/A    11.76%   5.42%   2.61%   3.42%   11.52%

Janus Aspen Money Market Portfolio          0.39%   0.43%   0.34%   0.55%   0.78%   1.07%    0.91%   0.86%   0.84%   1.10%    0.64%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 1997, (inception) to December 31, 1997.

                                          Janus Aspen Series / June 30, 2000  83

Explanations of|Charts, Tables and Financial Statements

1.   PERFORMANCE OVERVIEWS

     When comparing the performance of a Portfolio with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

     Average annual total returns are also quoted for each class of Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

     Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2a.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF OPERATIONS

     This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

     The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

     The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

84  Janus Aspen Series / June 30, 2000

4.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

     The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the
     "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because all of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

     The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                          Janus Aspen Series / June 30, 2000  85

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

86  Janus Aspen Series / June 30, 2000

                                          Janus Aspen Series / June 30, 2000  87

88  Janus Aspen Series / June 30, 2000

                                          Janus Aspen Series / June 30, 2000  89

                          [LOGO] Janus

                          100 Fillmore Street
                          Denver, Colorado 80206-4923
                          1-800-504-4440

        Portfolios distributed by Janus Distributors, Inc. Member NASD.
This material must be preceded or accompanied by a prospectus, which contains more information including expenses. Read it carefully before you invest or send money.

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